                                                                   EXHIBIT 10.2


                           FINANCING AND SECURITY AGREEMENT

                                     BY AND AMONG

                       FOUR M CORPORATION, BOX USA GROUP, INC.,
                    FOUR M PAPER CORPORATION, FOUR M MANUFACTURING
               GROUP OF GEORGIA, INC., AND PAGE PACKAGING CORPORATION,

                                         AND

                                  NATIONSBANK, N.A.,
                          AGENT FOR ITSELF AND OTHER LENDERS

                                  DATED MAY 30, 1996

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                                      ARTICLE 1

                                     DEFINITIONS

    SECTION 1.1    CERTAIN DEFINED TERMS....................................  1
    SECTION 1.2    ACCOUNTING TERMS AND OTHER DEFINITIONAL PROVISIONS....... 25

                                      ARTICLE 2

                               THE CREDIT FACILITIES

    SECTION 2.1    THE REVOLVING CREDIT FACILITY............................ 26
         2.1.1     REVOLVING CREDIT FACILITY................................ 26
         2.1.2     PROCEDURE FOR MAKING ADVANCES UNDER THE REVOLVING LOAN;
                   LENDER PROTECTION LOANS.................................. 26
         2.1.3     BORROWING BASE........................................... 27
         2.1.4     BORROWING BASE REPORT.................................... 28
         2.1.5     REVOLVING CREDIT NOTES................................... 29
         2.1.6     MANDATORY PREPAYMENTS OF REVOLVING LOAN.................. 29
         2.1.7     OPTIONAL PREPAYMENTS OF REVOLVING LOAN................... 29
         2.1.8     THE COLLATERAL ACCOUNT................................... 29
         2.1.9     REVOLVING LOAN ACCOUNT................................... 30
         2.1.10    REVOLVING CREDIT UNUSED LINE FEE......................... 31
         2.1.11    EARLY TERMINATION FEE.................................... 31
         2.1.12    REQUIRED AVAILABILITY UNDER THE REVOLVING CREDIT FACILITY.
                   32
    SECTION 2.2    GENERAL FINANCING PROVISIONS............................. 33
         2.2.1     BORROWERS' REPRESENTATIVE................................ 33
         2.2.2     USE OF PROCEEDS OF THE LOANS............................. 34
         2.2.3     ADMINISTRATION FEES...................................... 34
         2.2.4     COMPUTATION OF INTEREST AND FEES......................... 35
         2.2.5     PAYMENTS................................................. 35
         2.2.6     REQUIREMENTS OF LAW...................................... 35
         2.2.7     FUNDS TRANSFER SERVICES.................................. 36
    SECTION 2.3    INTEREST................................................. 37
         2.3.1     APPLICABLE INTEREST RATES................................ 37
         2.3.2     SELECTION OF INTEREST RATES.............................. 37
         2.3.3     INABILITY TO DETERMINE LIBOR BASE RATE................... 39
         2.3.4     INDEMNITY................................................ 40
         2.3.5     PAYMENT OF INTEREST...................................... 41
    SECTION 2.4    SETTLEMENT AMONG LENDERS................................. 41
         2.4.1     REVOLVING LOAN........................................... 41
         2.4.2     SETTLEMENT PROCEDURES AS TO REVOLVING LOAN............... 42
         2.4.3     SETTLEMENT OF OTHER OBLIGATIONS.......................... 45
         2.4.4     PRESUMPTION OF PAYMENT................................... 45
         2.4.5     GUARANTY................................................. 46

                                      ARTICLE 3

                                    THE COLLATERAL

                                          i

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    SECTION 3.1    DEBT AND OBLIGATIONS SECURED............................. 50
    SECTION 3.2    GRANT OF LIENS........................................... 50
    SECTION 3.3    COLLATERAL DISCLOSURE LIST............................... 51
    SECTION 3.4    CHATTEL PAPER, PROMISSORY NOTES, ETC..................... 51
    SECTION 3.5    RECORD SEARCHES.......................................... 52
    SECTION 3.6    COSTS.................................................... 52
    SECTION 3.7    RELEASE.................................................. 53
    SECTION 3.8    INCONSISTENT PROVISIONS.................................. 53

                                      ARTICLE 4

                            REPRESENTATIONS AND WARRANTIES

    SECTION 4.1    REPRESENTATIONS AND WARRANTIES........................... 53
         4.1.1     SUBSIDIARIES............................................. 53
         4.1.2     GOOD STANDING............................................ 53
         4.1.3     POWER AND AUTHORITY...................................... 54
         4.1.4     BINDING AGREEMENTS....................................... 54
         4.1.5     NO CONFLICTS............................................. 54
         4.1.6     NO DEFAULTS, VIOLATIONS.................................. 54
         4.1.7     COMPLIANCE WITH LAWS..................................... 55
         4.1.8     MARGIN STOCK............................................. 55
         4.1.9     INVESTMENT COMPANY ACT; MARGIN
                        SECURITIES.......................................... 55
         4.1.10    LITIGATION............................................... 56
         4.1.11    FINANCIAL CONDITION...................................... 56
         4.1.12    PROFORMA FINANCIAL INFORMATION........................... 56
         4.1.13    FULL DISCLOSURE.......................................... 57
         4.1.14    INDEBTEDNESS FOR BORROWED MONEY.......................... 57
         4.1.15    TAXES.................................................... 57
         4.1.16    ERISA.................................................... 58
         4.1.17    TITLE TO PROPERTIES...................................... 58
         4.1.18    PATENTS, TRADEMARKS, ETC.  .............................. 58
         4.1.19    PRESENCE OF HAZARDOUS MATERIALS OR HAZARDOUS MATERIALS
                   CONTAMINATION............................................ 59
         4.1.20    PERFECTION AND PRIORITY OF COLLATERAL.................... 59
         4.1.21    PLACES OF BUSINESS AND LOCATION OF COLLATERAL............ 59
         4.1.22    BUSINESS NAMES AND ADDRESSES............................. 59
         4.1.23    INVENTORY................................................ 60
         4.1.24    ACCOUNTS................................................. 60
         4.1.25    COMPLIANCE WITH ELIGIBILITY STANDARDS.................... 60
         4.1.26    PURCHASE AGREEMENT TRANSACTION........................... 60
         4.1.27    OFFERING................................................. 61
         4.1.28    SECURITIES ACTS.......................................... 61
         4.1.29    GOVERNMENTAL REGULATION.................................. 61
         4.1.30    JOINT VENTURE DOCUMENTS.................................. 61
    SECTION 4.2    SURVIVAL; UPDATES OF REPRESENTATIONS AND WARRANTIES...... 61

                                      ARTICLE 5

                                 CONDITIONS PRECEDENT


                                          ii

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    SECTION 5.1    CONDITIONS TO THE INITIAL ADVANCE........................ 62
         5.1.1     GOOD STANDING ETC.  ..................................... 62
         5.1.2     CORPORATE PROCEEDINGS OF THE BORROWERS................... 62
         5.1.3     CONSENTS, LICENSES, APPROVALS, ETC.  .................... 63
         5.1.4     COLLATERAL DISCLOSURE LIST............................... 63
         5.1.5     NOTES.................................................... 63
         5.1.6     FINANCING DOCUMENTS AND COLLATERAL....................... 63
         5.1.7     RECORDINGS AND FILINGS................................... 63
         5.1.8     OPINION OF BORROWER'S COUNSEL............................ 63
         5.1.9     OTHER DOCUMENTS, ETC.  .................................. 63
         5.1.10    PAYMENT OF FEES.......................................... 64
         5.1.11    ADDITIONAL MATTERS....................................... 64
         5.1.12    OTHER FINANCING DOCUMENTS................................ 64
         5.1.13    INSURANCE CERTIFICATE.................................... 64
         5.1.14    LANDLORD'S WAIVERS....................................... 64
         5.1.15    NOTEHOLDERS' AGREEMENT................................... 64
         5.1.16    FIELD EXAMINATION........................................ 64
         5.1.17    PROFORMA BALANCE SHEET AND PROJECTIONS................... 64
         5.1.18    OFFERING................................................. 64
         5.1.19    PURCHASE AGREEMENT TRANSACTION........................... 65
         5.1.20    JOINT VENTURE............................................ 65
         5.1.21    OPINIONS................................................. 65
         5.1.22    BUPC GOOD STANDING ETC.  ................................ 65
         5.1.23    BUPC CORPORATE PROCEEDINGS............................... 66
         5.1.24    JOINT VENTURE LIMITED LIABILITY COMPANY CERTIFICATE, ETC. 66
         5.1.25    PROCEEDINGS OF JOINT VENTURE............................. 66
         5.1.26    FLORIDA COAST HOLDING LIMITED LIABILITY COMPANY CERTIFICATE,
                   ETC...................................................... 67
         5.1.27    PROCEEDINGS OF FLORIDA COAST HOLDING..................... 67
    SECTION 5.2    CONDITIONS TO ALL EXTENSIONS OF CREDIT................... 68
         5.2.1     COMPLIANCE............................................... 68
         5.2.2     BORROWING BASE........................................... 68
         5.2.3     DEFAULT.................................................. 68
         5.2.4     REPRESENTATIONS AND WARRANTIES........................... 68
         5.2.5     ADVERSE CHANGE........................................... 68
         5.2.6     LEGAL MATTERS............................................ 68

                                      ARTICLE 6

                              COVENANTS OF THE BORROWERS

    SECTION 6.1    AFFIRMATIVE COVENANTS.................................... 68
         6.1.1     FINANCIAL STATEMENTS..................................... 69
         6.1.2     REPORTS TO SEC AND TO STOCKHOLDERS....................... 71
         6.1.3     RECORDKEEPING, RIGHTS OF INSPECTION, FIELD EXAMINATION,
                   ETC.. 71
         6.1.4     CORPORATE EXISTENCE...................................... 72
         6.1.5     COMPLIANCE WITH LAWS..................................... 72
         6.1.6     PRESERVATION OF PROPERTIES............................... 72
         6.1.7     LINE OF BUSINESS......................................... 73
         6.1.8     INSURANCE................................................ 73
         6.1.9     TAXES.................................................... 73
         6.1.10    ERISA.................................................... 74

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         6.1.11    NOTIFICATION OF EVENTS OF DEFAULT AND ADVERSE DEVELOPMENTS..
                   74
         6.1.12    HAZARDOUS MATERIALS; CONTAMINATION....................... 75
         6.1.13    DISCLOSURE OF SIGNIFICANT TRANSACTIONS................... 76
         6.1.14    FINANCIAL COVENANTS...................................... 76
         6.1.15    COLLECTION OF ACCOUNTS AND CHATTEL PAPER................. 78
         6.1.16    ASSIGNMENTS OF ACCOUNTS AND CHATTEL PAPER................ 79
         6.1.17    GOVERNMENT ACCOUNTS...................................... 79
         6.1.18    NOTICE OF RETURNED INVENTORY, ETC........................ 80
         6.1.19    INVENTORY................................................ 80
         6.1.20    INSURANCE WITH RESPECT TO INVENTORY...................... 80
         6.1.21    MAINTENANCE OF THE COLLATERAL............................ 81
         6.1.22    DEFENSE OF TITLE AND FURTHER ASSURANCES.................. 81
         6.1.23    BUSINESS NAMES; LOCATIONS................................ 82
         6.1.24    SUBSEQUENT OPINION OF COUNSEL AS TO RECORDING REQUIREMENTS..
                   82
         6.1.25    USE OF PREMISES AND EQUIPMENT............................ 82
         6.1.26    PROTECTION OF COLLATERAL................................. 83
    SECTION 6.2    NEGATIVE COVENANTS....................................... 83
         6.2.1     CAPITAL STRUCTURE, MERGER, ACQUISITION OR SALE OF ASSETS. 83
         6.2.2     SUBSIDIARIES............................................. 84
         6.2.3     ISSUANCE OF STOCK........................................ 84
         6.2.4     PURCHASE OR REDEMPTION OF SECURITIES, DIVIDEND RESTRICTIONS.
                   84
         6.2.5     INDEBTEDNESS............................................. 84
         6.2.6     INVESTMENTS, LOANS AND OTHER
                        TRANSACTIONS........................................ 85
         6.2.7     OPERATING LEASE OBLIGATIONS.............................. 86
         6.2.8     CAPITAL EXPENDITURES..................................... 86
         6.2.9     SUBORDINATED INDEBTEDNESS................................ 86
         6.2.10    LIENS.................................................... 86
         6.2.11    TRANSACTIONS WITH AFFILIATES............................. 87
         6.2.12    OTHER BUSINESSES......................................... 87
         6.2.13    ERISA COMPLIANCE......................................... 88
         6.2.14    PROHIBITION ON HAZARDOUS MATERIALS....................... 88
         6.2.15    METHOD OF ACCOUNTING; FISCAL YEAR........................ 88
         6.2.16    COMPENSATION............................................. 88
         6.2.17    TRANSFER OF COLLATERAL................................... 88
         6.2.18    SALE AND LEASEBACK....................................... 89
         6.2.19    DISPOSITION OF COLLATERAL................................ 89

                                      ARTICLE 7

                           DEFAULT AND RIGHTS AND REMEDIES

    SECTION 7.1    EVENTS OF DEFAULT........................................ 89
         7.1.1     FAILURE TO PAY........................................... 89
         7.1.2     BREACH OF REPRESENTATIONS
                        AND WARRANTIES...................................... 89
         7.1.3     FAILURE TO COMPLY WITH COVENANTS......................... 89

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         7.1.4     DEFAULT UNDER OTHER FINANCING DOCUMENTS OR OBLIGATIONS... 89
         7.1.5     RECEIVER; BANKRUPTCY..................................... 90
         7.1.6     INVOLUNTARY BANKRUPTCY, ETC.  ........................... 90
         7.1.7     JUDGMENT................................................. 90
         7.1.8     EXECUTION; ATTACHMENT.................................... 91
         7.1.9     DEFAULT UNDER OTHER BORROWINGS........................... 91
         7.1.11    MATERIAL ADVERSE CHANGE.................................. 91
         7.1.12    IMPAIRMENT OF POSITION................................... 91
    SECTION 7.2    REMEDIES................................................. 91
         7.2.1     ACCELERATION............................................. 92
         7.2.2     FURTHER ADVANCES......................................... 92
         7.2.3     UNIFORM COMMERCIAL CODE.................................. 92
         7.2.4     SPECIFIC RIGHTS WITH REGARD TO COLLATERAL................ 93
         7.2.5     APPLICATION OF PROCEEDS.................................. 94
         7.2.6     PERFORMANCE BY AGENT..................................... 94
         7.2.7     OTHER REMEDIES........................................... 95

                                      ARTICLE 8

                                      THE AGENT
    SECTION 8.1    APPOINTMENT.............................................. 95
    SECTION 8.2    NATURE OF DUTIES......................................... 96
         8.2.1     IN GENERAL............................................... 96
         8.2.2     EXPRESS AUTHORIZATION.................................... 96
    SECTION 8.3    RIGHTS, EXCULPATION, ETC................................. 97
    SECTION 8.4    RELIANCE................................................. 98
    SECTION 8.5    INDEMNIFICATION.......................................... 98
    SECTION 8.6    NATIONSBANK INDIVIDUALLY................................. 99
    SECTION 8.7    SUCCESSOR AGENT.......................................... 99
         8.7.1     RESIGNATION.............................................. 99
         8.7.2     APPOINTMENT OF SUCCESSOR................................. 99
         8.7.3     SUCCESSOR AGENT.......................................... 99
    SECTION 8.8    COLLATERAL MATTERS.......................................100
         8.8.1     RELEASE OF COLLATERAL....................................100
         8.8.2     CONFIRMATION OF AUTHORITY, EXECUTION OF RELEASES.........100
         8.8.3     ABSENCE OF DUTY..........................................101
    SECTION 8.9    AGENCY FOR PERFECTION....................................101
    SECTION 8.10   EXERCISE OF REMEDIES.....................................101
    SECTION 8.11   CONSENTS.................................................102
    SECTION 8.12   CIRCUMSTANCES WHERE CONSENT OF ALL OF THE LENDERS IS
                   REQUIRED.................................................102
    SECTION 8.13   DISSEMINATION OF INFORMATION.............................103
    SECTION 8.14   DISCRETIONARY ADVANCES...................................103
    SECTION 8.15   LIMITED CONTRIBUTION RIGHTS..............................103

                                      ARTICLE 9

                                    MISCELLANEOUS

    SECTION 9.1    NOTICES..................................................103
    SECTION 9.2    AMENDMENTS; WAIVERS......................................104

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    SECTION 9.3    CUMULATIVE REMEDIES......................................105
    SECTION 9.4    SEVERABILITY.............................................106
    SECTION 9.5    ASSIGNMENTS BY LENDERS...................................106
    SECTION 9.6    PARTICIPATIONS BY LENDERS................................107
    SECTION 9.7    DISCLOSURE OF INFORMATION BY LENDERS.....................107
    SECTION 9.8    SUCCESSORS AND ASSIGNS...................................107
    SECTION 9.9    CONTINUING AGREEMENTS....................................108
    SECTION 9.10   ENFORCEMENT COSTS........................................108
    SECTION 9.11   APPLICABLE LAW; JURISDICTION.............................108
    SECTION 9.12   DUPLICATE ORIGINALS AND COUNTERPARTS.....................110
    SECTION 9.13   HEADINGS.................................................110
    SECTION 9.14   NO AGENCY................................................110
    SECTION 9.15   DATE OF PAYMENT..........................................110
    SECTION 9.16   ENTIRE AGREEMENT.........................................110
    SECTION 9.17   WAIVER OF TRIAL BY JURY..................................110
    SECTION 9.18   LIABILITY OF THE AGENT AND THE LENDERS...................111

                           FINANCING AND SECURITY AGREEMENT

    THIS FINANCING AND SECURITY AGREEMENT (this "Agreement") is made this 30th day of May, 1996, by and among

    Four M Corporation, a corporation organized under the laws of the State of Maryland ("FMC"), Box USA Group, Inc., a corporation organized under the laws of the State of New York ("Box"), Four M Paper Corporation, a corporation organized under the laws of the State of Delaware ("Paper"), Four M Manufacturing Group of Georgia, Inc., a corporation organized under the laws of the State of Pennsylvania ("Georgia") and Page Packaging Corporation, a corporation organized under the laws of the State of Delaware ("Page"), jointly and severally (FMC, Box, Paper, Georgia, and Page are herein collectively referred to as the "Borrowers" and individually, as a "Borrower");

    NATIONSBANK, N.A., a national banking association ("NationsBank"), and the other financial institutions listed on the signature pages hereof (NationsBank and the other financial institutions are herein collectively referred to as the "Lenders" and individually, as a "Lender"); and

    NATIONSBANK, N.A., a national banking association (the "Agent").

                                       RECITALS

    A. The Borrowers have applied to the Lenders for credit facilities consisting of a revolving credit facility in the maximum principal amount of $80,000,000 to be used by the Borrowers for the Permitted Uses described in this Agreement.

    B. The Lenders are willing to make those credit facilities available to the Borrowers upon the terms and subject to the conditions set forth in this Agreement.

                                       ARTICLE 1

                                     DEFINITIONS

    SECTION 1.1 CERTAIN DEFINED TERMS. As used in this Agreement, the terms defined in the Preamble and Recitals hereto shall have the respective meanings specified therein, and the following terms shall have the following meanings:

         "Account" individually and "Accounts" collectively mean all presently existing or hereafter acquired or created accounts

(whether or not earned by performance) and other rights to receive the payment of money or other consideration under present or future contracts (including, without limitation, all rights to receive payments under presently existing or hereafter acquired or created letters of credit) to the extent any of the foregoing arise out of the sale or lease of Inventory or services rendered, whether or not any or all of the foregoing is on open account or evidenced by or set forth in or arising out of any present or future Chattel Paper, note, draft, lease, acceptance, writing, bond, credit insurance policy, Instrument, Document, or writings and all extensions and renewals of any thereof, all collateral security of any kind (including real property mortgages and deeds of trust) and letters of credit given by any Person with respect to any or all of the foregoing, and all claims or causes of action (whether at law or in equity, arising from contract, tort, by operation of law or otherwise) now existing or hereafter arising in connection with or under any or all of the foregoing, and all proceeds (cash and non-cash) of the foregoing; provided, however, that in no event shall any of the foregoing include the "Drop-Down Notes" (as defined in the Senior Secured Notes Documents).

         "Account Debtor" means any Person who is obligated on an Account and "Account Debtors" mean all Persons who are obligated on the Accounts.

         "Additional Borrower" shall mean each Person which has executed and delivered an Additional Borrower Joinder Supplement and, in the case of Subsidiaries, has otherwise complied with the provisions of Section 6.2.2 or, in the case of other Persons, has been consented to by the Requisite Lenders in the exercise of their sole and absolute discretion from time to time.

         "Additional Borrower Joinder Supplement" shall mean an Additional Borrower Joinder Supplement in substantially the form attached hereto as EXHIBIT D, with the blanks appropriately completed and executed and delivered by the Additional Borrowers and accepted by Box on behalf of the Borrowers.

         "Administration Fee" and "Administration Fees" have the meanings described in Section 2.2.3 (Administration Fees).

         "Affiliate" means, with respect to any designated Person, any other Person, (i) directly or indirectly controlling, directly or indirectly controlled by, or under direct or indirect common control with the Person designated, (ii) directly or indirectly owning or holding five percent (5%) or more of any equity interest in such designated Person, or (iii) five percent (5%) or more of whose stock or other equity interest is directly or indirectly owned or held by such designated Person. For purposes of this definition, the term "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or other equity interests or by contract or otherwise.

         "Agent's Obligations" shall mean any and all Obligations payable solely to and for the exclusive benefit of the Agent by the Borrowers under the terms of this Agreement and/or any of the other Financing Documents, including, without limitation, the Administration Fees.

         "Agreement" means this Financing and Security Agreement and all amendments, restatements, supplements and other modifications which may from time to time become effective.

         "Applicable Interest Rate" means (i) the LIBOR Rate, or (ii) the Base Rate.

         "Applicable Margin" means the applicable rate per annum added, as set forth in Section 2.3.1., to LIBOR Base Rate or the Prime Rate.

         "Assets" means at any date all assets that, in accordance with GAAP consistently applied, should be classified as assets on a consolidated balance sheet of the Borrowers.

         "Assignee" means any Person to which any Lender assigns all or any portion of its interests under this Agreement, any Commitment, and any Loan, in accordance with the provisions of Section 9.5, together with any and all successors and assigns of such Person; "Assignees" means the collective reference to all Assignees.

         "Bankruptcy Code" means the United States Bankruptcy Code, as amended from time to time.

         "Base Rate" means the sum of (i) the Prime Rate PLUS (ii) the Applicable Margin.

         "Base Rate Loan" means any Loan for which interest is to be computed with reference to the Base Rate.

         "Borrowing Base" has the meaning described in Section 2.1.3.

         "Borrowing Base Deficiency" has the meaning described in Section 2.1.3 (Borrowing Base).

         "Borrowing Base Report" has the meaning described in Section 2.1.4 (Borrowing Base Report).

         "BUPC" means Box USA Paper Corporation, a Delaware corporation, a Wholly Owned Subsidiary of FMC, and a 50% member of Florida Coast Holding.

         "Business Day" means a day on which the Agent and all of the Lenders are open for the transaction of business at the addresses stated after their names on the signature pages of this Agreement.

         "Capital Expenditure" means an expenditure for Fixed or Capital Assets including, without limitation, the entering into of a Capital Lease.

         "Capital Lease" means any lease of real or personal property, for which the related Lease Obligations have been or should be, in accordance with GAAP consistently applied, capitalized on the balance sheet.

         "Cash Equivalents" means (a) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit with maturities of one (1) year or less from the date of acquisition of, or money market accounts maintained with, any of the Lenders or any other domestic commercial bank having capital and surplus in excess of One Hundred Million Dollars ($100,000,000.00) or such other domestic financial institutions or domestic brokerage houses to the extent disclosed to, and approved by, the Agent and (c) commercial paper of a domestic issuer rated at least either A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc. with maturities of six (6) months or less from the date of acquisition.

         "Change of Control" means the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Borrowers taken as a whole to any Person other than the Principals, (ii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person, other than the Principals, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of more than 35% of the voting stock of FMC, (iv) the consummation of the first transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the "beneficial owner" (as defined above), directly or indirectly, of more of the voting stock of FMC than is at the time "beneficially owned" (as defined above) by the Principals, (v) the first day on which a majority of the members of the Board of Directors of FMC are not Continuing Directors, or (vi) any change of the ownership of any one or more of the Borrowers other than FMC. For purposes of this definition, any transfer of an equity interest of an entity that was formed for the purpose of acquiring voting stock of FMC will be deemed to be a transfer of such portion of such voting stock as corresponds to the portion of the equity of such entity that has been so transferred.

         "Chattel Paper" means a writing or writings which evidence both a monetary obligation with respect to and a security interest in or lease of Inventory and all cash and non-cash proceeds thereof; and any returned, rejected or repossessed Inventory covered by any such writing or writings and all cash and non-cash proceeds thereof (in any form including, without limitation, accounts, contract rights, documents, chattel paper, instruments and general intangibles) of such returned, rejected or repossessed Inventory; provided, however, that in no event shall any of the foregoing include the "Drop-Down Notes" (as defined in the Senior Secured Notes Documents).

         "Closing Date" means the Business Day, in any event not later than May 31, 1996, on which the Agent shall be satisfied that the conditions precedent set forth in Section 5.1 (Conditions) have been fulfilled.

         "Collateral" shall have the meaning set forth in Section 3.2.1.

         "Collateral Account" has the meaning described in Section 2.1.8 (Collateral Account).

         "Collateral Disclosure List" has the meaning described in Section 3.3 (Collateral Disclosure List).

         "Commitment" means with respect to each Lender, such Lender's
Revolving Credit Commitment, and "Commitments" means the collective reference to the Revolving Credit Commitments of all of the Lenders.

         "Committed Amount" means with respect to each Lender, such Lender's Revolving Loan Committed Amount, and "Committed Amounts" means collectively the Revolving Loan Committed Amount of each of the Lenders.

         "Commonly Controlled Entity" means an entity, whether or not incorporated, which is under common control with any of the Borrowers within the meaning of Section 414(b) or (c) of the Internal Revenue Code.

         "Continuing Directors" means, as of any date of determination, any member of the Board of Directors of FMC who (i) was a member of such Board of Directors on the date of this

Agreement, or (ii) was nominated for election or elected to such Board of Directors by the Principals or with the approval of a majority of the Continuing Directors of such Board at the time of such nomination or election.

         "Credit Facility" means with respect to each Lender, such Lender's Pro Rata Share of the Revolving Credit Facility, and "Credit Facilities" means collectively the Revolving Credit Facility and any and all other Facilities now or hereafter extended under or secured by this Agreement.

         "Default" means an event which, with the giving of notice or lapse of time, or both, could or would constitute an Event of Default under the provisions of this Agreement.

         "Documents" means all documents of title relating to Inventory, whether now existing or hereafter acquired or created, and all proceeds (cash and non-cash) of the foregoing.

         "Early Termination Fee" has the meaning described in Section 2.1.11 (Early Termination Fee).

         "EBITDA" means as to the Borrowers for any period of "determination thereof, the sum of (a) the net profit (or loss), PLUS (b) interest expense and income tax provisions for such period, PLUS (c) depreciation and amortization of assets for such period, PLUS (d) unusual expense associated with the write-off of the capitalized portion of financing costs, MINUS (e) gains from asset sales other than sales of Inventory in the ordinary course of business, PLUS (f) losses from asset sales other than sales of Inventory in the ordinary course of business, MINUS (g) extraordinary gains, MINUS (h) interest income, MINUS (i) any gain relating to the accumulated effect of any change in accounting method, PLUS (j) any loss relating to the accumulated effect of any change in accounting method, each item in clauses (a) through (j) calculated pursuant to GAAP for such period, MINUS (k) that portion of net profit (or loss, which shall be expressed as a negative number) accounted for as equity income in accordance with GAAP which is not distributed to the Borrowers.

         "Eligible Inventory" means the collective reference to all of each Borrower's roll stock raw material Inventory held by the Borrower for manufacture (or, but only as permitted in item (h) below for Paper, for sale) in the ordinary course of business, valued at the lowest of (i) the Borrower's net purchase cost or net manufacturing cost, (ii) any ceiling prices which may be established by any Law or any Governmental Authority or (iii) prevailing market value, EXCLUDING, however, any Inventory which consists of:

    (a) any Inventory located outside of the United States,

    (b) any Inventory located outside of a state in which the Agent and the Lenders have properly and unavoidably perfected its security interests by filing in that state, free and clear of all other Liens,

    (c) any Inventory not in the actual possession of the Borrower,

    (d) any Inventory in the possession of a bailee, warehouseman, consignee or similar third party, unless the Agent has received a written waiver or other agreement in form and substance satisfactory to the Agent or unless the Agent otherwise agrees in writing,

    (e) any Inventory located on premises leased or rented, unless the Agent and the Lenders have received a waiver and consent in form and substance satisfactory to the Agent or unless the Agent otherwise agrees in writing,

    (f) any Inventory the sale or other disposition of which has given rise to an Account or Chattel Paper,

    (g) any Inventory which fail to meet all standards and requirements imposed by any Governmental Authority over such Inventory, their production, storage, use or sale,

    (h) Inventory consisting of finished goods (other than finished goods of Paper which are held for sale to Persons who are not Borrowers or Affiliates of the Borrowers), work-in-process or supplies,

    (i) any Inventory as to which the Agent determines in the exercise of its sole and absolute discretion at any time and in good faith are not in good condition or are defective, unmerchantable, post-seasonal, slow moving or obsolete, and

    (j) any Inventory which the Agent in the exercise of its sole and absolute discretion has deemed to be ineligible because the Agent otherwise considers the collateral value thereof to the Agent and the Lenders to be impaired or its ability to realize such value to be insecure.

    In the event of any dispute, under the foregoing criteria, as to whether Inventory is, or have ceased to be, Eligible Inventory, the decision of the Agent in the exercise of its sole and absolute discretion shall control.

         "Eligible Receivable" and "Eligible Receivables" mean, at any time of determination thereof, the unpaid portion of each account (net of any returns, discounts, claims, credits, charges or other allowances, offsets, deductions, counterclaims, disputes or other defenses and reduced, without duplication, by the aggregate amount of all reserves, limits and deductions provided for in this definition and elsewhere in this Agreement) receivable in United States Dollars by each Borrower, provided each account conforms and continues to conform to the following criteria to the satisfaction of the Agent:

    (i)the account arose in the ordinary course of the Borrower's business from a bona fide outright sale of Inventory by the Borrower or from services performed by the Borrower;

    (ii)the account is a valid, legally enforceable obligation of the Account Debtor and requires no further act under any circumstances to make the account payable by the Account Debtor;

    (iii)the account is based upon an enforceable order or contract, written or oral, for Inventory shipped or for services performed, and the same were shipped or performed in accordance with such order or contract;

    (iv) if the account arises from the sale of Inventory, such Inventory has been shipped or delivered to the Account Debtor on an absolute sale basis and not on a bill and hold sale basis, a consignment sale basis, a guaranteed sale basis, a sale or return basis, or on the basis of any other similar understanding;

    (v) if the account arises from the performance of services, such services have been fully rendered and do not relate to any warranty claim or obligation;

    (vi)the account is evidenced by an invoice or other documentation in form acceptable to the Agent, dated promptly and in the ordinary course (but in no event more than three (3) Business Days after the date of shipment or performance) and containing only terms normally offered by the Borrower;

    (vii)the amount shown on the books of the Borrower and on any invoice, certificate, schedule or statement delivered to the Agent is owing to the Borrower and no partial payment has been received unless reflected with that delivery;

    (viii)the account is not outstanding more than ninety (90) days from the date of the invoice therefor or past due more than 60 days after its due date, which shall not be later than 30 days after the invoice date;

    (ix)the account is not owing by any Account Debtor for which the Agent has deemed fifty percent (50%) or more of such Account Debtor's other accounts (or any portion thereof) due to the Borrower to be non-Eligible Receivables;

    (x)such account is not owing by an Account Debtor or a group of affiliated Account Debtors whose then-existing accounts owing to the Borrower exceed in face amount fifteen percent 15% of the Borrower's total Eligible Receivables;

    (xi)the Account Debtor has not returned, rejected or refused to retain, or otherwise notified the Borrower of any dispute concerning, or claimed nonconformity of, any of the Inventory or services from the sale or furnishing of which the account arose;

    (xii)the account is not subject to any present or contingent (and no facts exist which are the basis for any future) offset, claim, deduction or counterclaim, dispute or defense in law or equity on the part of such Account Debtor, or any claim for credits, allowances, or adjustments by the Account Debtor because of returned, inferior, or damaged Inventory or unsatisfactory services, or for any other reason including, without limitation, those arising on account of a breach of any express or implied representation or warranty;

    (xiii)the Account Debtor is not a Subsidiary or Affiliate of the Borrower;

    (xiv)the Account Debtor is not incorporated or primarily conducting business or otherwise located in any jurisdiction outside of the United States of America;

    (xv)the Account Debtor with respect to such account is not insolvent or the subject of any bankruptcy or insolvency proceedings of any kind or of any other proceeding or action, threatened or pending;

    (xvi)except to the extent the Borrower is in compliance with Section 6.1.17 of this Agreement, the Account Debtor is not a Governmental Authority;

    (xvii)the Borrower is not indebted in any manner to the Account Debtor (as creditor, lessor, supplier otherwise), with the exception of customary credits, adjustments and/or discounts given to an Account Debtor by the Borrower in the ordinary course of its business;

    (xviii)the account does not arise from services under or related to any warranty obligation of the Borrower or out of service charges, finance charges or other fees for the time value of money;

    (xix)the account is not evidenced by chattel paper or an instrument of any kind and is not secured by any letter of credit, unless the letter of credit has been assigned and delivered to the Agent;

    (xx)no bond or other undertaking by a guarantor or surety has been obtained, supporting the performance of the Borrower or other obligor in respect of the Borrower's agreements with the Account Debtor;

    (xxi)no bond or other undertaking by a guarantor or surety has been obtained, supporting the account and the Account Debtor's obligations in respect thereof, unless the same has been delivered and assigned or endorsed (in form and substance satisfactory to the Agent) to the Agent as additional security for the Obligations;

    (xxii)the title of the Borrower to the account is absolute and is not subject to any prior assignment, claim, Lien, or security interest, except Permitted Liens;

    (xxiii)the Borrower has the full and unqualified right and power to assign and grant a security interest in the account to the Agent as security and collateral for the payment of the Obligations;

    (xxiv)the account does not arise out of a contract with, or order from, an Account Debtor that, by its terms, forbids or makes void or unenforceable the assignment by the Borrower to the Agent of the account arising with respect thereto;

    (xxv)the account is subject to the Lien in favor of the Agent, which Lien is perfected as to the account by the filing of financing statements;

    (xxvi)the Inventory giving rise to the account were not, at the time of the sale thereof, subject to any Lien, except those in favor of the Agent;

    (xxvii)no part of the account represents a progress billing or a retainage;

    (xxviii)the Agent in the exercise of its sole and absolute discretion has not deemed the account ineligible because of uncertainty as to the creditworthiness of the Account Debtor or because the Agent otherwise considers the collateral value thereof to the Agent and the Lenders to be impaired or its ability to realize such value to be insecure.

In the event of any dispute, under the foregoing criteria, as to whether an account is, or has ceased to be, an Eligible Receivable, the decision of the Agent in the exercise of its sole and absolute discretion shall control.

         "Enforcement Costs" means all expenses, charges, costs and fees whatsoever (including, without limitation, reasonable attorney's fees and expenses) of any nature whatsoever paid or incurred by the Agent or on behalf of the Agent in connection with (a) any or all of the Obligations, this Agreement and/or any of the other Financing Documents, (b) the creation, perfection, collection, maintenance, preservation, defense, protection, realization upon, disposition, sale or enforcement of all or any part of the Collateral, this Agreement or any of the other Financing Documents, including, without limitation, those costs and expenses more specifically enumerated in Section 3.6 (Costs) and/or Section 9.10 (Enforcement Costs), and (c) to the extent out-of-pocket, the monitoring, administration, processing and/or servicing of any or all of the Obligations, the Financing Documents, and/or the Collateral.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "Eurodollar Business Day" means any Business Day on which dealings in United States Dollar deposits are carried out on the London interbank market and on which commercial banks are open for domestic and international business (including dealings in Dollar deposits) in London, England.

         "Eurodollar Lending Office" means with respect to the Agent such branch or office of the Agent or an Affiliate of the Agent designated by the Agent, as applicable, from time to time as the branch or office at which the LIBOR Loans are to be made or maintained.

         "Event of Default" has the meaning described in Article 7.

         "Facilities" means the collective reference to the loan and other credit facilities now or hereafter provided to the Borrowers by the Lenders under this Agreement.

         "Federal Funds Rate" means for any day of determination, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of Richmond or, if such rate is not so published for any day that is a Business Day, the average of quotations for such day on such transactions received by the Agent from three (3) Federal fund brokers of recognized standing selected by the Agent.

         "Fees" means the collective reference to each fee payable to the Agent, for its own account or for the ratable benefit of the Lenders, under the terms of this Agreement or under the terms of any of the other Financing Documents, including, without limitation, the following: Revolving Credit Unused Line Fees, Early Termination Fee and Administration Fees.

         "Financing Documents" means at any time collectively this Agreement, the Notes, the Security Documents and any other instrument, agreement or document previously, simultaneously or hereafter executed and delivered by the Borrowers, any guarantor and/or any other Person, singly or jointly with another Person or Persons, evidencing, securing, guarantying or in connection with this Agreement, any Note, any of the Security Documents, any of the Facilities, and/or any of the Obligations.

         "Fixed Charges" means for any period of determination, the scheduled or required payments (including, without limitation, principal and interest) on all Indebtedness for Borrowed Money of each Borrower (excluding, without duplication, loans by a Borrower to one or more of the Borrowers), plus dividends declared or paid by each Borrower and its Subsidiaries, plus taxes paid or due to be paid by each Borrower and its Subsidiaries.

         "Fixed Charge Coverage Ratio" means for the period of any determination thereof the ratio of (a) EBITDA minus Capital Expenditures to (b) Fixed Charges.

         "Fixed or Capital Assets" of a Person at any date means all assets which would, in accordance with GAAP consistently applied, be classified on the balance sheet of such Person as property, plant or equipment at such date.

         "Florida Coast Holding" means Florida Coast Paper Holding Co., L.L.C., a Delaware limited liability company of which a Wholly Owned Subsidiary of FMC and a wholly owned subsidiary of Stone each is a 50% member.

         "Funded Debt" means at any date, the aggregate of all Indebtedness for Borrowed Money of each Borrower, whether secured or unsecured (but excluding, without duplication, loans by a Borrower to one or more of the Borrowers), having a final maturity (or which by the terms thereof is renewable or extendible at the option of the obligor for a period ending) more than a year after that date.

         "GAAP" means generally accepted accounting principles in the United States of America in effect from time to time.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any department, agency or instrumentality thereof.

         "Hazardous Materials" means (a) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976, as amended from time to time, and regulations promulgated thereunder; (b) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, and regulations promulgated thereunder; (c) any substance the presence of which on any property now or hereafter owned or acquired by the Borrowers is prohibited by any Law similar to those set forth in this definition; and (d) any other substance which by Law requires special handling in its collection, storage, treatment or disposal.

         "Hazardous Materials Contamination" means the contamination (whether presently existing or occurring after the date of this Agreement) by Hazardous Materials of any property owned, operated or controlled by the Borrowers or for which the Borrowers have responsibility, including, without limitation, improvements, facilities, soil, ground water, air or other elements on, or of, any property now or hereafter owned or acquired by the Borrowers, and any other contamination by Hazardous Materials for which the Borrowers are, or are claimed to be, responsible.

         "Indebtedness" of a Person means at any date the total liabilities of such Person at such time determined in accordance with GAAP consistently applied.

         "Indebtedness for Borrowed Money" of a Person means at any time means the sum at such time of (a) indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (b) any obligations of such Person in respect of letters of credit, banker's or other acceptances or similar obligations issued or created for the account of such Person, (c) Lease Obligations of such Person with respect to Capital Leases, (d) all liabilities secured by any Lien on any property owned by such Person, to the extent attached to such Person's interest in such property or, if less, to the extent of value of such property, even though such Person has not assumed or become personally liable for the payment thereof, (e) obligations of third parties which are being guarantied or indemnified against by such Person or which are secured by the property of such Person; (f) any obligation of such Person under a employee stock ownership plan or other similar employee benefit plan; (g) any obligation of such Person or a Commonly Controlled Entity to a Multiemployer Plan; and (h) any obligations, liabilities or indebtedness, contingent or otherwise, under or in connection with, any interest rate or currency swap agreements, cap, floor, and collar agreements, currency spot and forward contracts and other similar agreements and arrangements; but excluding trade and other accounts payable in the ordinary course of business in accordance with customary trade terms and which are not overdue (as determined in accordance with customary trade practices) or which are being disputed in good faith by such Person and for which adequate reserves are being provided on the books of such Person in accordance with GAAP.

         "Indenture" means that certain Indenture dated as of May 30, 1996 (as amended, supplemented or otherwise modified from time to time), between FMC and the Trustee.

         "Instrument" means a negotiable instrument (as defined under Article 3 of the Uniform Commercial Code) or any other writing (and all proceeds (cash and non-cash) of the foregoing) which both (a) evidences a right to payment of money and is not itself a security agreement or lease and is of a type which is in the ordinary course of business transferred by delivery with any necessary indorsement and (b) has been received by a Borrower with respect to Accounts, Chattel Paper or Inventory; provided, however, that in no event shall any of the foregoing include the "Drop-Down Notes" (as defined in the Senior Secured Notes Documents).

         "Interest Coverage Ratio" means as to the Borrowers for any period of determination thereof the ratio of (a) EBITDA to (b) interest expense, all determined on a consolidated basis in accordance with GAAP consistently applied.

         "Interest Payment Date" means the first day of each calendar month commencing on June 1, 1996 and continuing thereafter until the Obligations have been irrevocably paid in full.

         "Interest Period" means as to any LIBOR Loan, the period commencing on and including the date such LIBOR Loan is made (or on the effective date of the Borrowers' election to convert any Base Rate Loan to a LIBOR Loan in accordance with the provisions of this Agreement) and ending on and including the day which is 30, 60, or 90 days thereafter, as selected by the Borrowers in accordance with the provisions of this Agreement, and thereafter, each period commencing on the last day of the then preceding Interest Period for such LIBOR Loan and ending on and including the day which is 30, 60, or 90 days thereafter, as selected by the Borrowers in accordance with the provisions of this Agreement; provided, however that:

         (a) the first day of any Interest Period shall be a EurodollarBusiness Day;

         (b) if any Interest Period would end on a day that shall not be a Eurodollar Business Day, such Interest Period shall be extended to the next succeeding Eurodollar Business Day unless such next succeeding Eurodollar Business Day would fall in the next calendar month, in which case, such Interest Period shall end on the next preceding Eurodollar Business Day; and

         (c) no Interest Period shall extend beyond the Revolving Credit Expiration Date.

         "Interest Rate Election Notice" has the meaning described in Section 2.3.2(e).

         "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, and the Income Tax Regulations issued and proposed to be issued thereunder.

         "Inventory" means the collective reference to (x) all goods (excluding equipment, fixtures, vehicles, railroad cars, boats and barges, aircraft, and other goods which any of the Borrowers purchased or leased for use in the Borrowers' businesses) which are held by any one or more of the Borrowers for sale or lease, which are to be furnished under contracts of service or are so furnished, or which are raw materials, work in process, or materials (including, without limitation, packing materials) used or consumed in a Borrower's business, and (y) all warranties (express or implied, including, without limitation, warranties of title, fitness for use, and merchantability) and other rights against Persons in their capacity as sellers with respect to such goods, and (z) all cash and non-cash proceeds thereof.

         "Investments" means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the forms of direct or indirect loans (including guarantees of Indebtedness or other obligations), advances or capital contributions, purchases or other acquisitions for consideration of

Indebtedness for Borrowed Money, equity interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP; provided that an acquisition of assets, equity interests or other securities by FMC for consideration consisting of common equity securities of FMC shall not be deemed to be an Investment and provided further that amounts expended by FMC under the "Environmental Indemnity Sharing Agreement" between FMC and the Joint Venture as in effect on the Closing Date shall not be deemed to be an Investment.

         "Item of Payment" means each check, draft, cash, money, instrument, item, and other remittance, in each of the foregoing cases, which is received in payment or on account of payment of the Collateral or otherwise with respect to any Collateral, including, without limitation, cash proceeds of any returned, rejected or repossessed Inventory, the sale or lease of which gave rise to an Account or Chattel Paper; and "Items of Payment" means the collective reference to all of the foregoing.

         "Joint Venture" means Florida Coast Paper Company, L.L.C., a Delaware limited liability company, which has been organized by Box and Stone Container as a substitute for "JV" under the Purchase Agreement, in which Florida Coast Holding holds a 99% membership interest and in which Florida Coast Paper Corporation, a Delaware corporation wholly owned by Florida Coast Holding, owns a 1% membership interest.

         "Joint Venture Documents" means those agreements of FMC, Box and/or Stone Container with or pertaining to the Joint Venture including, without limitation, those agreements pertaining to Florida Coast Holding, the financing of the Joint Venture and the purchase of product from the Joint Venture by the Borrowers and Stone Container.

         "Laws" means all ordinances, statutes, rules, regulations, orders, injunctions, writs, or decrees of any Governmental Authority or political subdivision or agency thereof, or any court or similar entity established by any thereof.

         "Lease Obligations" of a Person means for any period the rental commitments of such Person for such period under leases for real and/or personal property (net of rent from subleases thereof, but including taxes, insurance, maintenance and similar expenses which the lessee is obligated to pay under the terms of said leases, except to the extent that such taxes, insurance, maintenance and similar expenses are payable by sublessees), including rental commitments under Capital Leases.

         "Lender" means (a) NationsBank, N.A. in its capacity as a Lender and each Person listed on the signature pages hereto and identified as a Lender and (b) each Person that becomes an Assignee pursuant to the provisions of Section 9.5.

         "Liabilities" means at any date all liabilities that in accordance with GAAP consistently applied should be classified as liabilities on a consolidated balance sheet of the Borrowers.

         "LIBOR Base Rate" means for any Interest Period with respect to any LIBOR Loan, the per annum interest rate (rounded upward, if necessary, to the nearest next 1/10 of 1%) quoted to the Agent or an Affiliate of the Agent, on an immediately available funds basis, at or about 11:00 a.m. (London time) on the date that is two (2) Eurodollar Business Days prior to the first day of such Interest Period, for the offering by leading banks in the London interbank Eurodollar market of Dollar deposits with the Agent or such Affiliate for a period comparable in time to the duration of such Interest Period and in amounts comparable to the amount of such LIBOR Loan as to which the LIBOR Base Rate is to be determined. If the Agent shall be unable or shall otherwise fail to so obtain the LIBOR Base Rate, the LIBOR Base Rate shall be the average of those rates quoted on the REUTERS "LIBO" page for a period comparable to the applicable Interest Period (rounded upward, if necessary, to the nearest next 1/10 of 1%).

         "LIBOR Loan" means any Loan for which interest is to be computed with reference to the LIBOR Rate.

         "LIBOR Rate" means for any Interest Period with respect to any LIBOR Loan, (i) the Applicable Margin, PLUS (ii) the per annum rate of interest calculated pursuant to the following formula:

    LIBOR Rate =       LIBOR BASE RATE
                  1.00 - Reserve Percentage

         "Lien" means any mortgage, deed of trust, deed to secure debt, grant, pledge, security interest, assignment, encumbrance, judgment, lien, hypothecation, provision in any instrument or other document for confession of judgment, cognovit or other similar right or remedy, claim or charge of any kind, whether perfected or unperfected, avoidable or unavoidable, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction, excluding the precautionary filing of any financing statement by any lessor in a true lease transaction, by any bailor in a true bailment transaction or by any consignor in a true consignment transaction under the Uniform Commercial Code of any jurisdiction or the agreement to give any financing statement by any lessee in a true lease transaction, by any bailee in a true bailment transaction or by any consignee in a true consignment transaction.

         "Loan" means each advance under the Revolving Loan, and "Loans" means the collective reference to all advances of the Revolving Loan.

         "Loan Notice" has the meaning described in Section 2.1.2 (Procedure for Making Advances).

         "Lockbox" has the meaning described in Section 2.1.8 (The Collateral Account).

         "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         "Net Outstandings" of any Lender means, at any time, the sum of
(a) all amounts paid by such Lender (other than pursuant to Section 8.5 (Indemnification)) to the Agent in respect to the Revolving Loan or otherwise under this Agreement, MINUS (b) all amounts paid by the Agent to such Lender which are received by the Agent and which, pursuant to this Agreement, are paid over to such Lender for application in reduction of the outstanding principal balance of the Revolving Loan.

         "Net Worth" means as to the Borrowers at any date the excess of (a) the Assets, over (b) the Liabilities.

         "Non-Ratable Loan" means an advance under the Revolving Loan made by NationsBank in accordance with the provisions of Section 2.4.2(c).

         "Note" means a Revolving Credit Note, and "Notes" means collectively the Revolving Credit Notes and any other promissory note which may from time to time evidence the Obligations.

         "Obligations" means all present and future indebtedness, duties, obligations, and liabilities, whether now existing or contemplated or hereafter arising, of the Borrowers to the Agent and/or any or all of the Lenders under, arising pursuant to, in connection with and/or on account of the provisions of this Agreement, each Note, each Security Document, and any of the other Financing Documents, the Loans, and any of the Credit Facilities including, without limitation, the principal of, and interest on, each Note, late charges, the Fees, Enforcement Costs, and prepayment fees (if any), letter of credit fees or fees charged with respect to any guaranty of any letter of credit, whether such debts, obligations and liabilities be direct, indirect, primary, secondary, joint, several, joint and several, fixed or contingent; and also means any and all renewals, extensions, substitutions, amendments, restatements and rearrangements of any such debts, obligations and liabilities.

         "Offering Memorandum" means FMC's Offering Memorandum dated May 24, 1996, pursuant to which the Senior Secured Notes are offered.

         "Offering Transaction" means the sale of the Senior Secured Notes and the Units as described in the Offering Memorandum.

         "Output Purchase Agreement" means that certain Output Purchase Agreement dated May 30, 1996, among the Joint Venture, FMC and Stone Container.

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "Permitted Liens" means: (a) Liens for Taxes which are not delinquent or which the Agent has determined in the exercise of its sole and absolute discretion (i) are being diligently contested in good faith and by appropriate proceedings, (ii) the Borrower has the financial ability to pay, with all penalties and interest, at all times without materially and adversely affecting the Borrower, and (iii) are not, and will not be with appropriate filing, the giving of notice and/or the passage of time, entitled to priority over any Lien of the Agent and the Lenders; (b) deposits or pledges to secure obligations under workers' compensation, social security or similar laws, or under unemployment insurance in the ordinary course of business; (c) Liens in favor of the Agent for the ratable benefit of the Lenders; (d) judgment Liens to the extent the entry of such judgment does not constitute a Default or an Event of Default under the terms of this Agreement or result in the sale of, or levy of execution on, any of the Collateral; (e) Liens set forth on Schedule 6.2.10 attached hereto and made a part hereof; (f) renewals or refinancings of such Permitted Liens which secure Permitted Refinancing Debt, provided that any such renewal or refinancing does not extend to any assets or secure any indebtedness not securing or secured by the Liens being renewed or refinanced and are on terms which are not substantially less favorable than those of the Indebtedness being renewed or refinanced; (g) Liens on the Fixed or Capital Assets of a Person (other than a Borrower) existing at the time the Person becomes a Borrower or is merged, consolidated or amalgamated into a Borrower as part of a Permitted Subsidiary Merger or Permitted Other Investment, provided that such Liens were in existence prior to the contemplation of the joinder of such Person as a Borrower or of such Permitted Subsidiary Merger or Permitted Other Investment and do not extend to any assets other than those of the Person merged into or consolidated with the Borrower; (h) Liens covering only the property, plant and equipment which is the subject of corresponding Permitted Purchase Money Indebtedness and securing only the corresponding Permitted Purchase Money Indebtedness; and (i) the Liens in favor of the Trustee or in favor of the holders of the Senior Secured Notes in Senior Secured Notes Collateral.

         "Permitted Other Investments" means (a) any Investment by a Borrower in a Person engaged in the line of business described in Section 6.1.7, or any business incidental or relating thereto, if as a result of such Investment (i) such Person becomes an Additional Borrower, or (ii) such Person is merged, consolidated or amalgamated with or into a Borrower, and no Default or Event of Default would result from the merger, consolidation or amalgamation, and immediately prior to the merger, consolidation or amalgamation, the Person has a positive tangible net worth and is able to meet its obligations as they become due, and (b) any purchase by a Borrower from a Person engaged in the same line of business described in Section 6.1.7, or any business incidental or relating thereto, which Person in consideration for the purchase transfers or conveys, free and clear of all Liens other than Permitted Liens, substantially all of its assets to Borrower, and no Default or Event of Default would result from the purchase; provided, however, that the aggregate annual amount of Investments under items (a) and (b) above shall not exceed (i) $5,000,000 during the period from the date of this Agreement through July 31, 1997, (ii) $7,500,000 during the period from August 1, 1997 through July 31, 1998 and (iii) $10,000,000 after July 31, 1998.

         "Permitted Purchase Money Indebtedness" means Indebtedness incurred by the Borrowers (other than Indebtedness incurred pursuant to a Permitted Subsidiary Merger or Permitted Other Investments) and represented by Capital Lease obligations, mortgage financing or purchase money obligations, in each case incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvement of property, plant or equipment used in the business of the Borrowers, in an aggregate principal amount not to exceed $10,000,000 at any time outstanding for the Borrowers and Restricted Subsidiaries (as that term is defined in the Indenture).

         "Permitted Subsidiary Merger" means a merger by a Borrower with a Subsidiary if (a) a Borrower is the survivor of the merger, (b) no Default or Event of Default would result from the merger, and (c) immediately prior to the merger, the Subsidiary has a positive tangible net worth and is able to meet its obligations as they become due.

         "Permitted Uses" means (a) on the Closing Date (i) repayment in full of all of the Borrowers' respective credit facilities with The CIT Group/Credit Finance, Inc.; (ii) payment of a portion of the purchase price for the "Container Assets" (as that term is defined in the Purchase Agreement) under the Purchase Agreement Transaction, and (iii) costs and expenses related to the closing of this Agreement, the Offering Transaction and the Purchase Agreement Transaction; and (b) after the Closing Date (i) loans under the Subordinated Credit Facility, not to exceed $10,000,000 in aggregate principal amount outstanding, to the Joint Venture or to BUPC if used by BUPC to make loans under the Subordinated Credit Facility to the Joint Venture, and (ii) the working capital uses of each of the Borrowers (other than FMC) in the ordinary course of the Borrowers' business, and (iii) Permitted Other Investments.

         "Person" means and includes an individual, a corporation, a partnership, a joint venture, a limited liability company, a trust, an unincorporated association, a government or political subdivision or agency thereof or any other organization or entity.

         "Plan" means any pension plan which is covered by Title IV of ERISA and in respect of which any of the Borrowers or a Commonly Controlled Entity is an "employer" as defined in Section 3 of ERISA.

         "Post-Default Rate" means the Base Rate in effect from time to time, plus 200 basis points per annum.

         "Prepayment" means a Revolving Loan Mandatory Prepayment or a
Revolving Loan Optional Prepayment and "Prepayments" mean collectively Revolving Loan Mandatory Prepayments and Revolving Loan Optional Prepayments.

         "Prime Rate" means the floating and fluctuating per annum prime commercial lending rate of interest of the Agent, as established and declared by the Agent at any time or from time to time. The Prime Rate shall be adjusted automatically, without notice, as of the effective date of any change in such prime commercial lending rate. The Prime Rate does not necessarily represent the lowest rate of interest charged by the Agent or any of the Lenders to borrowers.

         "Principals" means Dennis Mehiel, Dennis Mehiel and his wife, and any trust, corporation, partnership or other entity in which Dennis Mehiel or Dennis Mehiel and his wife hold an 80% or more controlling interest.

         "Proforma Financial Projections" has the meaning described in Section
4.1.12 (Proforma Financial Statements) below.

         "Proforma Financial Statements" has the meaning described in Section
4.1.12 (Proforma Financial Statements) below.

         "Pro Rata Share" means at any time and as to any Lender, the percentage derived by dividing the unpaid principal amount of the Loans owing to that Lender by the aggregate unpaid principal amount of all Loans then outstanding; or if no Loans are outstanding, by dividing the total amount of such Lender's Commitments by the total amount of the Commitments of the Agent and all of the Lenders.

         "Purchase Agreement" means that certain Asset Purchase Agreement dated as of November 1, 1995 among FMC, Port St. Joe Paper Company, Seller and certain of its affiliates, as that Asset Purchase Agreement was amended by first, second and third letter agreements, letter dated January 10, 1996, and letter dated May 16, 1996, and as the same may from time to time be amended, restated, supplemented or modified, together with all exhibits and schedules thereto.

         "Purchase Agreement Documents" means collectively the Purchase Agreement and any and all other agreements, documents or instruments, previously, now or hereafter executed and delivered by FMC, the Seller, or any other Person in connection with the Purchase Agreement Transaction.

         "Purchase Agreement Transaction" means the Purchase Agreement transaction under the provisions of the Purchase Agreement.

         "Reportable Event" means any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder.

         "Reserve Percentage" means, at any time, the then current maximum rate for which reserves (including any basic, supplemental, marginal and emergency reserves) are required to be maintained by member banks of the Federal Reserve System under Regulation D of the Board of Governors of the Federal Reserve System against "Eurocurrency liabilities", as that term is defined in Regulation
D. The LIBOR Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Percentage.

         "Responsible Officer" means for each Borrower, its chief executive officer or president or, with respect to financial matters, its chief financial officer.

         "Requisite Lenders" means at any time of determination one or more of the Lenders holding at least sixty-two percent (62%) of the Commitments.

         "Revolving Credit Commitment" means as to any Lender, the commitment of such Lender to make its Pro Rata Share of the Revolving Loan and advances thereunder pursuant to the provisions of this Agreement up to the Revolving Credit Committed Amount of such Lender; and "Revolving Credit Commitments" means the collective reference to the Revolving Credit Commitment of each of the Lenders.

         "Revolving Credit Commitment Period" means the period of time from the Closing Date to the Business Day preceding the Revolving Credit Termination Date.


         "Revolving Credit Committed Amount" as to any Lender means the amount so identified on the signature page of this Agreement opposite such Lender's signature.

         "Revolving Credit Expiration Date" means May 31, 2001.

         "Revolving Credit Facility" means the facility established by the Lenders pursuant to Section 2.1 (Revolving Credit Facility) of this Agreement.

         "Revolving Credit Note" and "Revolving Credit Notes" have the meanings described in Section 2.1.5 (Revolving Credit Notes).

         "Revolving Credit Termination Date" means the earlier of (a) the Revolving Credit Expiration Date, or (b) the date on which the Revolving Credit Commitments are terminated pursuant to Section 7.2.2 or otherwise.

         "Revolving Credit Unused Line Fee" and "Revolving Credit Unused Line Fees" have the meanings described in Section 2.1.10 (Revolving Credit Unused Line Fee).

         "Revolving Loan" has the meaning described in Section 2.1.1 (Revolving Credit Facility).

         "Revolving Loan Account" has the meaning described in Section 2.1.9 (Revolving Loan Account).

         "Revolving Loan Mandatory Prepayment" and "Revolving Loan Mandatory Prepayments" have the meanings described in Section 2.1.6 (Mandatory Prepayments).

         "Revolving Loan Optional Prepayment" and "Revolving Loan Optional Prepayments" have the meanings described in Section 2.1.7 (Revolving Loan Optional Prepayment).

         "Security Documents" means collectively any assignment, pledge agreement, security agreement, financing statement and any similar instrument, document or agreement under or pursuant to which a Lien is now or hereafter granted to, or for the benefit of, the Agent for the ratable benefit of the Lenders, on any Collateral to secure all or any portion of the Obligations, all as the same may from time to time be amended, restated, supplemented or otherwise modified, including, without limitation, this Agreement.

         "Seller" means St. Joe Container Company, a Florida corporation, as seller of the "Container Assets."

         "Senior Secured Notes" means any and all 12% Senior Secured Notes due 2006 to be issued from time to time under the Indenture, in the original principal amount of $170,000,000 (including all Series A and Series B Senior Secured Notes that may be issued from time to time pursuant to the Indenture).

         "Senior Secured Notes Collateral" means, collectively, any and all property (but not including the Excluded Property, as defined in the "Security Agreement" and in each "Subsidiary Security Agreement" (as those terms are defined in the Indenture and as those security agreements are in effect on the Closing Date) which is subject to or intended to be subject to the liens of the Indenture and/or the Collateral Documents (as defined in the Indenture) for the purpose of securing the obligations of FMC and its subsidiaries under the Indenture and said Collateral Documents.

         "Senior Secured Notes Documents" means, collectively, the Indenture, the Senior Secured Notes and the Collateral Documents (as defined in the Indenture).

         "Settlement Date" means each Business Day after the Closing Date selected by the Agent in its sole discretion subject to and in accordance with the provisions of Section 2.4.2(b) as of which a Settlement Report is delivered by the Agent and on which settlement is to be made among the Lenders in accordance with the provisions of Section 2.4.2.

         "Settlement Report" means each report prepared by the Agent and delivered to each Lender and setting forth, among other things, as of the Settlement Date indicated thereon the balance due to or from the Agent and due from or to the Lender.

         "State" means the State of Maryland.

         "Stone Container" means Stone Container Corporation, a Delaware corporation.

         "Subordinated Credit Facility" means that certain agreement, dated as of May 30, 1996, by and among Four M, Stone Container and the Joint Venture, to provide the Joint Venture with a liquidity facility in the amount of $20,000,000.

         "Subordinated Indebtedness" means all Indebtedness incurred at any time by the Borrowers, the repayment of which is subordinated to the Obligations by a written agreement in form and substance satisfactory to the Agent in its sole and absolute discretion.

         "Subsidiary" means any corporation the majority of the voting shares of which at the time are owned directly by any of the

Borrowers and/or by one or more Subsidiaries of any of the Borrowers.

         "Tangible Net Worth" means as to the Borrowers as at any date of determination thereof, the sum at such time of: the Net Worth LESS the total of
(a) all Assets (other than FMC's equity investment in Groveton Paper Board, Inc. and in Florida Coast Holding, and loans under the Subordinated Credit Facility to the Joint Venture) which would be classified as intangible assets under GAAP consistently applied, (b) leasehold improvements, (c) applicable reserves, allowances and other similar properly deductible items to the extent such reserves, allowances and other similar properly deductible items have not been previously deducted by the Agent in the calculation of Net Worth, (d) any revaluation or other write-up in book value of assets subsequent to the date of the most recent financial statements delivered to the Agent, and (e) the amount of all loans and advances to, or investments in any Person (other than FMC's investment in Groveton Paper Board, Inc. and in Florida Coast Holding and loans under the Subordinated Credit Facility to the Joint Venture), excluding Cash Equivalents and deposit accounts maintained by a Borrower with any financial institution.

         "Taxes" means all taxes and assessments whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character (including all penalties or interest thereon), which at any time may be assessed, levied, confirmed or imposed by any Governmental Authority on the Borrowers or any of their properties or assets or any part thereof or in respect of any of their franchises, businesses, income or profits.

         "Total Revolving Credit Committed Amount" has the meaning described in
Section 2.1.1.

         "Trustee" means Norwest Bank Minnesota, N.A. and its successor and assigns as Trustee under the Indenture.

         "Uniform Commercial Code" means, unless otherwise provided in this Agreement, the Uniform Commercial Code as adopted by and in effect from time to time in the State or in any other jurisdiction, as applicable.

         "Wholly Owned Subsidiary" means any domestic United States corporation all the shares of stock of all classes of which (other than directors' qualifying shares) at the time are owned directly or indirectly by any of the Borrowers and/or by one or more Wholly Owned Subsidiaries of any of the Borrowers.

    SECTION 1.2    ACCOUNTING TERMS AND OTHER DEFINITIONAL PROVISIONS.

    Unless otherwise defined herein, as used in this Agreement and in any certificate, report or other document made or delivered pursuant hereto, accounting terms not otherwise defined herein, and accounting terms only partly defined herein, to the extent not defined, shall have the respective meanings given to them under GAAP. Unless otherwise defined herein, all terms used herein which are defined by the Uniform Commercial Code shall have the same meanings as assigned to them by the Uniform Commercial Code unless and to the extent varied by this Agreement. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references are references to articles, sections or subsections of, or schedules or exhibits to, as the case may be, this Agreement unless otherwise specified. As used herein, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context
may require.   Without implying any limitation on the foregoing, any reference to the "Borrowers" in provision of this Agreement or any of the other Financing Documents shall be deemed to refer to each and any one or more of the Borrowers, jointly and severally. Reference to any one or more of the Financing Documents shall mean the same as the foregoing may from time to time be amended, restated, substituted, extended, renewed, supplemented or otherwise modified.

                                      ARTICLE 2

                               THE CREDIT FACILITIES

    SECTION 2.1    THE REVOLVING CREDIT FACILITY.

              2.1.1 REVOLVING CREDIT FACILITY. Subject to and upon the provisions of this Agreement, (a) the Lenders collectively establish a revolving credit facility in favor of the Borrowers, and (b) each Lender, severally, agrees to lend to the Borrowers its Pro Rata Share of the Revolving Loan, up to the Lender's Revolving Credit Committed Amount. The aggregate of all Revolving Credit Committed Amounts is $80,000,000 (the "Total Revolving Credit Committed Amount"). The aggregate of all advances under the Revolving Credit Facility are sometimes referred to in this Agreement collectively as the "Revolving Loan".

    Neither the Agent nor any of the Lenders shall be responsible for the Revolving Credit Commitment of any other Lender, nor will the failure of any Lender to perform its obligations under its Revolving Credit Commitment in any way relieve any other Lender from performing its obligations under its Revolving Credit Commitment.

    During the Revolving Credit Commitment Period, the Borrowers may request advances under the Revolving Credit Facility in accordance with the provisions of this Agreement; provided that after giving effect to the Borrowers' request:

    (i) the outstanding principal balance of each Lender's Pro Rata Share of the Revolving Loan would not exceed the lesser of (a) such Lender's Pro Rata Share or (b) such Lender's Pro Rata Share of the Borrowing Base; and,

    (ii) the aggregate outstanding principal balance of the Revolving Loan would not exceed the lesser of (a) the Total Revolving Credit Committed Amount or (b) the Borrowing Base.

    Unless sooner paid, the unpaid Revolving Loan, together with interest accrued and unpaid thereon and all other Obligations, shall be due and payable in full on the Revolving Credit Expiration Date.

              2.1.2 PROCEDURE FOR MAKING ADVANCES UNDER THE REVOLVING LOAN; LENDER PROTECTION LOANS.

    The Borrowers may borrow under the Revolving Credit Facility on any Business Day. Advances under the Revolving Loan shall be deposited to a demand deposit account of a Borrower with the Agent or shall be otherwise applied as directed by the Borrowers, which direction the Agent may require to be in writing. Not later than 10:00 a.m. (Eastern Standard Time) on the date of the requested borrowing, the Borrowers shall give the Agent oral or written notice (a "Loan Notice") of the amount and (if requested by the Agent) the purpose of the requested borrowing. Any oral Loan Notice shall be confirmed in writing by the Borrowers within three (3) Business Days after the making of the requested advance under the Revolving Loan. Each Loan Notice shall be irrevocable. Upon receipt of any such Loan Notice, the Agent shall promptly notify each Lender of the amount of each advance to be made by such Lender on the requested borrowing date under such Lender's Revolving Credit Commitment.

    Not later than 1:00 p.m. (Eastern Standard Time) on each requested borrowing date for the making of advances under the Revolving Loan, each Lender shall, if it has received timely notice from the Agent of the Borrowers' request for such advances, make available to the Agent, in funds immediately available to the Agent at the Agent's office set forth in Section 2.1.1, such Lender's Pro Rata Share of the advances to be made on such date.

    In addition, the Borrowers hereby irrevocably authorize the Lenders at any time and from time to time, without further request from or notice to the Borrowers, to make advances under the Revolving Loan which the Agent, in its sole and absolute discretion, deems necessary or appropriate to protect the interests of the Agent and/or any or all of the Lenders under this Agreement, including, without limitation, advances under the Revolving Loan made to cover debit balances in the Revolving Loan Account, principal of, and/or interest on, any Loan, the Obligations, and/or Enforcement Costs, prior to, on, or after the termination of other advances under this Agreement, regardless of whether the outstanding principal amount of the Revolving Loan which the Lenders may advance hereunder exceeds the Total Revolving Credit Committed Amount.

              2.1.3 BORROWING BASE. As used in this Agreement, the term "Borrowing Base" means at any time, an amount equal to the aggregate of (a) eighty-five percent (85%) of the amount of Eligible Receivables, plus (b) the lesser of sixty percent (60%) of the amount of Eligible Inventory or $40,000,000.

    The Borrowing Base shall be computed based on the Borrowing Base Report most recently delivered to and accepted by the Agent in its sole and absolute discretion. In the event the Borrowers fail to furnish a Borrowing Base Report required by Section 2.1.4 below, or in the event the Agent believes that a Borrowing Base Report is no longer accurate, the Agent may, in its sole and absolute discretion exercised from time to time and without limiting other rights and remedies under this Agreement, direct the Lenders to suspend the making of or limit advances under the Revolving Loan. The Borrowing Base shall be subject to reduction by amounts credited to the Collateral Account since the date of the most recent Borrowing Base Report and by the amount of any Account or Chattel Paper or any Inventory which was included in the Borrowing Base but which the Agent determines fails to meet the respective criteria applicable from time to time for Eligible Receivables or Eligible Inventory.

    If at any time the total of the aggregate principal amount of the Revolving Loan exceeds the Borrowing Base, a borrowing base deficiency ("Borrowing Base Deficiency") shall exist. Each time a Borrowing Base Deficiency exists, the Borrowers at the sole and absolute discretion of the Agent exercised from time to time shall pay the Borrowing Base Deficiency ON DEMAND to the Agent for the benefit of the Lenders from time to time.

    Without implying any limitation on the Agent's discretion with respect to the Borrowing Base, the criteria for Eligible Receivables and for Eligible Inventory contained in the respective definitions of Eligible Receivables and of Eligible Inventory are in part based upon the business operations of the Borrower existing on or about the Closing Date and upon information and records furnished to the Agent by the Borrowers. If at any time or from time to time hereafter, the business operations of the Borrowers change or such information and records furnished to the Agent is incorrect or misleading, the Agent in its discretion, may at any time and from time to time during the duration of this Agreement change such criteria or add new criteria. The Agent may communicate such changed or additional criteria to the Borrowers from time to time either orally or in writing.

              2.1.4 BORROWING BASE REPORT. The Borrowers will furnish to the Agent no less frequently than weekly and at such other times as may be requested by the Agent a report of the Borrowing Base (each a "Borrowing Base Report"; collectively, the "Borrowing Base Reports") in the form required from time to time by the Agent, appropriately completed and duly signed. The Borrowing Base Report shall contain the amount and payments on the Accounts, the value of Inventory, and the calculations of the Borrowing Base, all in such detail, and accompanied by such supporting and other information, as the Agent may from time to time request. Upon the Agent's request and upon the creation of any Accounts, or at such intervals as the Agent may require, the Borrowers will provide the Agent with: (a) confirmatory assignment schedules; (b) copies of Account Debtor invoices; (c) evidence of shipment or delivery; and (d) such further schedules, documents and/or information regarding the Accounts and the Inventory as the Agent may reasonably require. The items to be provided under this subsection shall be in form satisfactory to the Agent, and certified as true and correct by a Responsible Officer, and delivered to the Agent from time to time solely for the Agent's convenience in maintaining records of the Collateral. The Borrowers' failure to deliver any of such items to the Agent shall not affect, terminate, modify, or otherwise limit the security interests of the Agent and the Lenders in the Collateral.

              2.1.5     REVOLVING CREDIT NOTES.  The obligation of the
Borrowers to pay each Lender's Revolving Credit Committed Amount with interest shall be evidenced by a series of promissory notes (as from time to time extended, amended, restated, supplemented or otherwise modified, collectively the "Revolving Credit Notes" and individually a "Revolving Credit Note") substantially in the form of EXHIBIT "A" attached hereto and made a part hereof, with appropriate insertions. Each Lender's Revolving Credit Note shall be dated as of the Closing Date, shall be payable to the order of such Lender at the times provided in the Revolving Credit Note, and shall be in the principal amount of such Lender's Pro Rata Share. The Borrowers acknowledge and agree that, if the outstanding principal balance of the Revolving Loan outstanding from time to time exceeds the aggregate face amount of the Revolving Credit Notes, the excess shall bear interest at the rates provided from time to time for advances under Revolving Loan evidenced by the Revolving Credit Notes and shall be payable, with accrued interest, ON DEMAND. The Revolving Credit Notes shall not operate as a novation of any of the Obligations or nullify, discharge, or release any such Obligations or the continuing contractual relationship of the parties hereto in accordance with the provisions of this Agreement.

              2.1.6 MANDATORY PREPAYMENTS OF REVOLVING LOAN. The Borrowers shall make the mandatory prepayments (each a "Revolving Loan Mandatory Prepayment" and collectively, the "Revolving Loan Mandatory Prepayments") of the Revolving Loan at any time and from time to time in such amounts requested by the Agent pursuant to Section 2.1.3 (Borrowing Base) of this Agreement in order to cover any Borrowing Base Deficiency.

              2.1.7 OPTIONAL PREPAYMENTS OF REVOLVING LOAN. Without implying any limitation on the provisions of Section 2.1.11, the Borrowers shall have the option at any time and from time to time to prepay (each a "Revolving Loan Optional Prepayment" and collectively the "Revolving Loan Optional Prepayments") the Revolving Loan, in whole or in part without premium or penalty.

              2.1.8 THE COLLATERAL ACCOUNT. The Borrowers will deposit, or cause to be deposited, all Items of Payment to a bank account designated by the Agent and from which the Agent alone has power of access and withdrawal (the "Collateral Account"). Each deposit shall be made not later than the next Business Day after the date of receipt of the Items of Payment. The Items of Payment shall be deposited in precisely the form received, except for the endorsements of the Borrowers where necessary to permit the collection of any such Items of Payment, which endorsement the Borrowers hereby agree to make. In the event the Borrowers fail to do so, the Borrowers hereby authorize the Agent to make the endorsement in the name of the Borrowers. Prior to such a deposit, the Borrowers will not commingle any Items of Payment with any of the Borrowers' other funds or property, but will hold them separate and apart in trust and for the account of the Agent for the ratable benefit of the Lenders.

    In addition, if so directed by the Agent, the Borrowers shall direct the mailing of all Items of Payment from its Account Debtors to a post-office box designated by the Agent, or to such other additional or replacement post-office boxes pursuant to the request of the Agent from time to time (collectively, the "Lockbox"). The Agent shall have unrestricted and exclusive access to the Lockbox.

    The Borrowers hereby authorize the Agent to inspect all Items of Payment, endorse all Items of Payment in the name of the Borrowers, and deposit such Items of Payment in the Collateral Account. The Agent reserves the right, exercised in its sole and absolute discretion from time to time, to provide to the Collateral

Account credit prior to final collection of an Item of Payment and to disallow credit for any Item of Payment which is unsatisfactory to the Agent. In the event Items of Payment are returned to the Agent for any reason whatsoever, the Agent may, in the exercise of its discretion from time to time, forward such Items of Payment a second time. Any returned Items of Payment shall be charged back to the Collateral Account, the Revolving Loan Account, or other account, as appropriate.

    The Agent will apply the whole or any part of the funds credited to the Collateral Account against the Revolving Loan (or during the continuance of a Default or an Event of Default, against any of the Obligations) or, in the event there are no Obligations outstanding, credit such funds to the depository account of the Borrowers with the Agent. The order and method (including, without limitation, the extent to which credit may be given for uncollected funds) of such application shall be in the sole discretion of the Agent, exercised from time to time. On the first day of each month, the Borrowers shall pay the Agent as part of the Agent's Obligations an amount equal to the additional interest which would have accrued on the Revolving Loans during the preceding month if collections in the Collateral Account during the month had been received one (1) Business Day subsequent to their actual receipt.

              2.1.9 REVOLVING LOAN ACCOUNT. The Agent will establish and maintain a loan account on its books (the "Revolving Loan Account") to which the Agent will (a) DEBIT (i) the principal amount of each advance under the Revolving Loan made by the Lenders hereunder as of the date made, (ii) the amount of any interest accrued on the Revolving Loan as and when due, and (iii) any other amounts due and payable by the Borrowers to the Agent and/or the Lenders from time to time under the provisions of this Agreement in connection with the Revolving Loan, including, without limitation, Enforcement Costs, Fees, late charges, and service, collection and audit fees, as and when due and payable, and (b) CREDIT all payments made by the Borrowers to the Agent on account of the Revolving Loan as of the date made including, without limitation, funds credited to the Revolving Loan Account from the Collateral Account. The Agent may debit the Revolving Loan Account for the amount of any Item of Payment which is returned to the Agent unpaid. All credit entries to the Revolving Loan Account are conditional and shall be readjusted as of the date made if final and indefeasible payment is not received by the Agent in cash or solvent credits. The Borrowers hereby promise to pay to the order of the Agent for the ratable benefit of the Lenders, on demand, an amount equal to the excess, if any, of all debit entries over all credit entries recorded in the Revolving Loan Account under the provisions of this Agreement. Any and all periodic or other statements or reconciliations, and the information contained in those statements or reconciliations, of the Revolving Loan Account shall be presumed conclusively to be correct, and shall constitute an account stated between the Agent, the Lenders and the Borrowers unless the Agent receives specific written objection thereto from the Borrower and/or any Lender within thirty (30) Business Days after such statement or reconciliation shall
have been sent by the Agent.   Any and all periodic or other statements or
reconciliations, and the information contained in those statements or reconciliations, of the Revolving Loan Account shall be final, binding and conclusive upon the Borrower in all respects, absent manifest error, unless the Agent receives specific written objection thereto from the Borrowers within thirty (30) Business Days after such statement or reconciliation shall have been sent by the Agent.

              2.1.10 REVOLVING CREDIT UNUSED LINE FEE. The Borrowers shall pay to the Agent for the ratable benefit of the Lenders a monthly revolving credit facility fee (collectively, the "Revolving Credit Unused Line Fees" and individually, a "Revolving Credit Unused Line Fee") in an amount equal to three-eighths of one percent (0.375%) per annum on the average daily unused and undisbursed portion of the Total Revolving Credit Committed Amount in effect from time to time accruing during each calendar quarter. The accrued and unpaid portion of the Revolving Credit Unused Line Fee shall be paid by the Borrowers to the Agent on the first day of the next calendar quarter, commencing on the first such date following the date hereof, and on the Revolving Credit Termination Date.

              2.1.11 EARLY TERMINATION FEE. In the event of the termination by, or on behalf of, the Borrowers, of the Revolving Credit Commitment, the Borrowers shall pay a fee (the "Early Termination Fee") equal to following amount at the following times:

PERIOD ENDING ON                  EARLY TERMINATION FEE

First anniversary of Closing       2.75% of the Revolving Credit
Date                                   Committed Amount

Second anniversary of Closing      2.0% of the Revolving Credit
Date                                   Committed Amount

Thereafter                        0.5% of the Revolving Credit

Payment of the Revolving Loan in whole or in part by or on behalf of the Borrowers, by court order or otherwise, following and as a result of the institution of any bankruptcy proceeding by or against the Borrowers, shall be deemed to be a prepayment of the Revolving Loan subject to the Early Termination Fee provided in this subsection. The Early Termination Fee shall be paid to the Agent for the ratable benefit of the Lenders. Notwithstanding the foregoing, after the second anniversary of the Closing Date, no

Early Termination Fee shall be due if the Revolving Loan is prepaid in full and the Commitments are terminated as a result of the Borrowers' receipt of the proceeds of a public equity offering.

              2.1.12    REQUIRED AVAILABILITY UNDER THE REVOLVING CREDIT
                        FACILITY.

                   (a) On the Closing Date, the aggregate outstanding principal amount of the Revolving Loan shall not exceed an amount equal to (i) the Borrowing Base MINUS (ii) to the extent not paid on the Closing Date from the proceeds of the Senior Secured Notes, the sum of the amount of the Permitted Uses of the Revolving Loan required to be made on the Closing Date, the amount of the costs relating to the closing of this Agreement, the Offering Transaction and the Purchase Agreement Transaction (including, without limitation, applicable Fees, recording costs, recording taxes, and the fees and expenses of the Borrowers' and the Agent's professionals), the amount of the Borrowers' trade payables more than thirty (30) days past due, and the amount of Twenty-Five Million Dollars ($25,000,000).

                   (b) The Borrowers shall not at any time permit the aggregate outstanding principal amount of the Revolving Loan to exceed an amount equal to (i) Borrowing Base MINUS (ii) Five Million Dollars ($5,000,000).

                   (c) The Borrowers shall make a Revolving Loan Mandatory Prepayment pursuant to the provisions of Section 2.1.6 to the extent necessary to achieve compliance with this Section.

    SECTION 2.2    GENERAL FINANCING PROVISIONS.

              2.2.1     BORROWERS' REPRESENTATIVE.

                   (a) The Borrowers hereby represent and warrant to the Agent and the Lenders that each of them will derive benefits, directly and indirectly, from each Loan, both in their separate capacity and as a member of the integrated group to which each of the Borrowers belongs and because the successful operation of the integrated group is dependent upon the continued successful performance of the functions of the integrated group as a whole, because this financing is enabling the Purchase Agreement Transaction, because the terms of the consolidated financing provided under this Agreement are more favorable than otherwise would be obtainable by the Borrowers individually, and because the Borrowers' additional administrative and other costs and reduced flexibility associated with individual financing arrangements which would otherwise be required if obtainable would substantially reduce the value to the Borrowers of the financing. The Borrowers in the discretion of their respective managements are to agree among themselves as to the allocation of the benefits of the proceeds of Loans, and the purposes for which such benefits and proceeds will be used so long as any such allocation or purpose is not in violation of this Agreement.

                   (b) For administrative convenience, Box is hereby irrevocably appointed by each of the Borrowers as agent for each of the Borrowers for the purpose of requesting Loans, receiving the proceeds of Loans, and disbursing the proceeds of Loans as between the Borrowers. By reason thereof, Box is hereby irrevocably appointed by each of the Borrowers as the attorney-in-fact of each of the Borrowers with power and authority through its duly authorized officer or officers to (i) endorse any check (if any) for the proceeds of any Loan for and on behalf of each of the Borrowers and in the name of each of the Borrowers and (ii) instruct the Agent to credit the proceeds of any Loan directly to an account of any of the Borrowers which shall evidence the making of such Loan and shall constitute the acknowledgement by each of the Borrowers of the receipt of the proceeds of such Loan.

                   (c) Each of the Borrowers hereby irrevocably authorizes the Lenders to make Loans to any or all of the Borrowers, pursuant to the provisions of this Agreement upon the written, oral or telephone request of any one of the Persons who is from time to time a Responsible Officer of a Borrower under the provisions of the most recent "Certificate" of corporate resolutions of the Borrowers on file with the Agent and also upon the written, oral or telephone request of any one of the Persons who is from time to time a Responsible Officer of Box under the provisions of the most recent "Certificate" of corporate resolutions and/or incumbency for Box on file with the Agent.

                   (d) Neither the Agent nor any of the Lenders assumes any responsibility or liability for any errors, mistakes, and/or discrepancies in the oral, telephonic, written or other transmissions of any instructions, orders, requests and confirmations between the Agent and the Borrowers or the Agent and any of the Lenders in connection with the Credit Facilities, any Loan or any other transaction in connection with the provisions of this Agreement.

                   (e) Without implying any limitation on the joint and several nature of the Obligations, the Lenders agree that, notwithstanding any other provision of this Agreement, the Borrowers may create reasonable inter-company indebtedness between or among the Borrowers with respect to the allocation of the benefits and proceeds of the advances under this Agreement; provided, however, that the Agent may from time to time, following notice to the Borrowers (i) require that the proceeds of the Loans be made available to a Borrower only to the extent the aggregate amount of that Borrower's Eligible Receivables and Eligible Inventory exceed 50% of that Borrower's aggregate net use of proceeds of the Loans, and (ii) require that the portion of the proceeds of Loans based on that portion of the Borrowing Base which is attributable to a Borrower which is or may be insolvent, may be used only by that Borrower. The Borrowers agree among themselves, and the Lenders consent to that agreement, that each Borrower shall have rights of contribution from all of the other Borrowers to the extent the Borrower incurs Obligations in excess of the proceeds of the Loans received by, or allocated to purposes for the direct benefit of, the Borrower. All such indebtedness and rights shall be, and is hereby agreed by the Borrowers to be, subordinate in priority and payment to the indefeasible repayment in full of the Obligations, and, unless the Agent agrees in writing otherwise, shall not be exercised or repaid in whole or in part until all of the Obligations have been satisfied. The Borrowers agree that all of such indebtedness and rights is part of the Collateral of a Borrower who is the creditor and secures the Obligations. Each Borrower hereby waives all rights of counterclaim, recoupment and offset between or among themselves arising on account of that indebtedness and otherwise. Each Borrower shall not evidence that indebtedness or rights by note or other instrument, and shall not secure that indebtedness with any mortgages, security interests or otherwise, even though any such instrument and security shall be part of the Collateral.

              2.2.2 USE OF PROCEEDS OF THE LOANS. The proceeds of each Loan shall be used by the Borrowers for Permitted Uses, and for no other purposes except as may otherwise be agreed by the Agent in writing. The Borrowers shall use the proceeds of the Loans promptly.

              2.2.3 ADMINISTRATION FEES. The Borrowers shall pay to the Agent as part of the Agent's Obligations an administration fee (collectively, the "Administration Fees" and individually a "Administration Fee"), which Administration Fees shall be payable on the Closing Date and on each August, November, February and May thereafter, the Credit Facilities then outstanding have been paid in full. Each Administration Fee shall be in the amount of $12,500.00.

              2.2.4 COMPUTATION OF INTEREST AND FEES. All applicable Fees and interest shall be calculated on the basis of a year of 360 days for the actual number of days elapsed. Any change in the interest rate on any of the Obligations resulting from a change in the Base Rate shall become effective as of the opening of business on the day on which such change in the Base Rate is announced.

              2.2.5 PAYMENTS. All payments of the Obligations, including, without limitation, principal, interest, Prepayments, and Fees, shall be paid by the Borrowers without setoff or counterclaim to the Agent (except as otherwise provided herein) at the Agent's office specified in Section 9.1 in immediately available funds not later than noon (Baltimore Maryland Time) on the due date of such payment. All payments received by the Agent after such time shall be deemed to have been received by the Agent for purposes of computing interest and Fees and otherwise as of the next Business Day. Payments shall not be considered received by the Agent until such payments are paid to the Agent in immediately available funds.

              2.2.6 REQUIREMENTS OF LAW. In the event that any Lender shall have determined in good faith that (a) the adoption of any Laws regarding capital adequacy, or (b) any change therein or in the interpretation or application thereof or (c) compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or Governmental Authority, does or shall have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender, as a consequence of the obligations of the such Lender hereunder to a level below that which such Lender or any corporation controlling such Lender would have achieved but for such adoption, change or compliance (taking into consideration the policies of such Lender and the corporation controlling such Lender, with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrowers of a written request therefor and a statement of the basis for such determination, the Borrowers shall pay to such Lender such additional amount or amounts in order to compensate for such reduction.

              2.2.7     FUNDS TRANSFER SERVICES.

                   (a) Each Borrower acknowledges that the Agent has made available to it Wire Transfer Procedures a copy of which is attached to this Agreement as EXHIBIT B and which include a description of security procedures regarding funds transfers executed by the Agent or an Affiliate bank at the request of the Borrower (the "Security Procedures"). Each Borrower and the Agent agree that the Security Procedures are commercially reasonable. Each Borrower further acknowledges that the full scope of the Security Procedures which the Agent or such Affiliate bank offers and strongly recommends for funds transfers is available only if the Borrower communicates directly with the Agent or such Affiliate bank as applicable in accordance with said procedures. If the Borrower attempts to communicate by any other method or otherwise not in accordance with the Security Procedures, the Agent or such Affiliate bank, as applicable, shall not be required to execute such instructions, but if the Agent or such Affiliate bank, as applicable, does so, the Borrower will be deemed to have refused the Security Procedures that the Agent or such Affiliate bank as applicable offers and strongly recommends, and the Borrower will be bound by any funds transfer, whether or not authorized, which is issued in the Borrower's name and accepted by the Agent or such Affiliate bank, as applicable, in good faith. The Agent or such Affiliate bank, as applicable, may modify Wire Transfer Procedures including, without limitation, the Security Procedures at such time or times and in such manner as the Agent or such Affiliate bank, as applicable, in its sole discretion, deems appropriate to meet prevailing standards of good banking practice. By continuing to use the Agent's or such Affiliate bank's, as applicable, wire transfer services after receipt of any modification of the Wire Transfer procedures including, without limitation, the Security Procedures, each Borrower agrees that the Security Procedures, as modified, are likewise commercially reasonable. Each Borrower further agrees to establish and maintain procedures to safeguard the Security Procedures and any information related thereto. Neither Agent or any Affiliate bank is responsible for detecting any error in payment order sent by the Borrower to the Agent.

                   (b) The Agent or such Affiliate bank, as applicable, will generally use the Fedwire funds transfer system for domestic funds transfers, and the funds transfer system operated by the Society for Worldwide International Financial Telecommunication (SWIFT) for international funds transfers. International funds transfers may also be initiated through the Clearing House InterBank Payment System (CHIPs) or international cable.
However, the Agent or such Affiliate bank, as applicable, may use any means and routes that the Agent or such Affiliate bank, as applicable, in its sole discretion, may consider suitable for the transmission of funds. Each payment order, or cancellation thereof, carried out through a funds transfer system or a clearinghouse will be governed by all applicable funds transfer system rules and clearing house rules and clearing arrangements, whether or not the Agent or such Affiliate bank, as applicable, is a member of the system, clearinghouse or arrangement and each Borrower acknowledges that the Agent's or such Affiliate bank's, as applicable, right to reverse, adjust, stop payment or delay posting of an executed payment order is subject to the laws, regulations, rules, circulars and arrangements described herein.

    SECTION 2.3    INTEREST.

              2.3.1     APPLICABLE INTEREST RATES.

                   (a) Each Loan shall bear interest until maturity (whether by acceleration, declaration, extension or otherwise) at either the Base Rate or the LIBOR Rate, as selected and specified by the Borrowers in an Interest Rate Election Notice furnished to the Agent in accordance with the provisions of
Section 2.3.2(e), or as otherwise determined in accordance with the provisions of this Section 2.3, and as may be adjusted from time to time in accordance with the provisions of Section 2.3.3.

                   (b) Notwithstanding the foregoing, following the occurrence and during the continuance of an Event of Default, at the option of the Agent, all Loans and all other Obligations shall bear interest at the Post-Default Rate.

                   (c) The Applicable Margin for (i) LIBOR Loans shall be 275 basis points per annum, and (ii) Base Rate Loans shall be 75 basis points per annum; provided, however, if the Borrowers provide financial statements in accordance with Section 6.1.1(c) which show the ratio of Funded Debt to Tangible Net Worth is less than 7.0 to 1.0 and provided there shall exist no Default or Event of Default, commencing as of the first day of the first month after those financial statements are so provided and continuing thereafter, the Applicable Margin for (i) LIBOR Loans shall be 250 basis points per annum, and (ii) Base Rate Loans shall be 50 basis points per annum.

              2.3.2     SELECTION OF INTEREST RATES.

                   (a) The Borrowers may select the initial Applicable Interest Rate or Applicable Interest Rates to be charged on the Loans.

                   (b) From time to time after the date of this Agreement as provided in this Section, by a proper and timely Interest Rate Election Notice furnished to the Agent in accordance with the provisions of Section 2.3.2(e), the Borrowers may select an initial Applicable Interest Rate or Applicable Interest Rates for any Loans or may convert the Applicable Interest Rate and, when applicable, the Interest Period, for any existing Loan to any other Applicable Interest Rate or, when applicable, any other Interest Period.

                   (c) The Borrowers' selection of an Applicable Interest Rate and/or an Interest Period, the Borrowers' election to convert an Applicable Interest Rate and/or an Interest Period to another Applicable Interest Rate or Interest Period, and any other adjustments in an interest rate are subject to the following limitations:

                        (i) the Borrowers shall not at any time select or change to an Interest Period that extends beyond the Revolving Credit Expiration Date in the case of the Revolving Loan,

                        (ii) except as otherwise provided in Section 2.3.4, no change from the LIBOR Rate to the Base Rate shall become effective on a day other than a Business Day and on a day which is the last day of the then current Interest Period, no change of an Interest Period shall become effective on a day other than the last day of the then current Interest

    Period, and no change from the Base Rate to the LIBOR Rate shall become effective on a day other than a day which is a Eurodollar Business Day.

                        (iii) any Applicable Interest Rate change for any Loan to be effective on a date on which any principal payment on account of such Loan is scheduled to be paid shall be made only after such payment shall have been made,

                        (iv) no more than three (3) different LIBOR Rates may be outstanding at any time and from time to time,

                        (v)the first day of each Interest Period shall be a Eurodollar Business Day,

                        (vi)as of the effective date of a selection, there shall not exist a Default or an Event of Default, and

                        (vii) the minimum principal amount of a LIBOR Loan shall be One Million Dollars ($1,000,000).

                   (d) If a request for an advance under the Loans is not accompanied by an Interest Rate Election Notice or does not otherwise include a selection of an Applicable Interest Rate and, if applicable, an Interest Period, or if, after having made a selection of an Applicable Interest Rate and, if applicable, an Interest Period, the Borrowers fail or are not otherwise entitled under the provisions of this Agreement to continue such Applicable Interest Rate or Interest Period, the Borrowers shall be deemed to have selected the Base Rate as the Applicable Interest Rate until such time as the Borrowers have selected a different Applicable Interest Rate and specified an Interest Period in accordance with, and subject to, the provisions of this Section.

                   (e) The Lenders will not be obligated to make Loans, to convert the Applicable Interest Rate on Loans to another Interest Rate, or to change Interest Periods, unless the Agent shall have received an irrevocable written or telephonic notice (an "Interest Rate Election Notice") from the Borrowers specifying the following information:

                        (i)  the amount to be borrowed or converted,

                        (ii) a selection of the Base Rate or the LIBOR Rate,

                        (iii)the length of the Interest Period if the Applicable Interest Rate selected is the LIBOR Rate, and

                        (iv) the requested date on which such election is to be effective.

Any telephonic notice must be confirmed in writing within three (3) Business Days. Each Interest Rate Election Notice must be received by the Agent not later than 10:00 a.m. (Baltimore City Time) on the Business Day of any requested borrowing or conversion in the case of a selection of the Base Rate and not later than 10:00 a.m. (Baltimore City Time) on the third Business Day before the effective date of any requested borrowing or conversion in the case of a selection of the LIBOR Rate.

              2.3.3     INABILITY TO DETERMINE LIBOR BASE RATE.
In the event that (i) the Agent shall have determined that, by reason of circumstances affecting the London interbank eurodollar market, adequate and reasonable means do not exist for ascertaining the LIBOR Base Rate for any requested Interest Period with respect to a Loan the Borrowers have requested to be made or to be converted to a LIBOR Loan or (ii) the Agent shall determine that the LIBOR Base Rate for any requested Interest Period with respect to a Loan the Borrowers have requested to be made or to be converted to a LIBOR Loan does not adequately and fairly reflect the cost to the Lenders of funding or converting such Loan, the Agent shall give telephonic or written notice of such determination to the Borrowers at least one (1) day prior to the proposed date for funding or converting such Loan. If such notice is given, any request for a LIBOR Loan shall be made or converted to a Base Rate Loan. Until such notice has been withdrawn by the Agent, the Borrowers will not request that any Loan be made or converted to a LIBOR Loan.

              2.3.4 INDEMNITY. The Borrowers agree to indemnify and reimburse the Agent and the Lenders and to hold the Agent and the Lenders harmless from any loss, cost (including administrative costs) or expense which any one or more of the Agent or the Lenders may sustain or incur as a consequence of (a) a default by the Borrowers in payment when due of the principal amount of or interest on any LIBOR Loan, (b) the failure of the Borrowers to make, or convert the Applicable Interest Rate of, a Loan after the Borrowers has given a Loan Notice or an Interest Rate Election Notice, (c) the failure of the Borrowers to make any prepayment of a LIBOR Loan after the Borrowers have given notice of such intention to make such a prepayment, and/or
(d) the making by the Borrowers of a prepayment of a LIBOR Loan on a day which is not the last day of the Interest Period for such LIBOR Loan, calculated as provided in the following paragraph. This agreement and covenant of the Borrowers shall survive termination or expiration of this Agreement and payment of the other Obligations.

              Contemporaneously with any prepayment of principal of a LIBOR Loan, a prepayment fee shall be due and payable to the Lenders in an amount equal to the PRODUCT of

    (A) the amount so prepaid

 MULTIPLIED BY

    (B) THE DIFFERENCE (but not less than zero) of

              (i) the constant maturity 360-day interest yield (as of the first day of the then effective Interest Period and expressed as a decimal) for a United States Treasury bill, note, or bond (a "Treasury obligation") selected by the Agent, in an aggregate amount comparable to the amount prepaid, and having, as of the first day of the then effective Interest Period, a remaining term approximately equal to the original Interest Period,

          MINUS

              (ii) the 360-day interest yield (as of the Business Day immediately preceding the prepayment date and expressed as a decimal) on such Treasury obligation and having, as of the Business Day immediately preceding the prepayment date, a remaining term until maturity approximately equal to the unexpired portion of the Interest Period,

MULTIPLIED BY

    (C) THE QUOTIENT of

              (y) the number of calendar days in the unexpired portion of the Interest Period, DIVIDED BY

              (x) 360.

The applicable yields on the Treasury obligations described above shall be determined based upon the Federal Reserve statistical release H.15 published for the applicable determination dates set forth above. Any Treasury obligation selected when the related Interest Period is one year or less shall be United States Treasury Bills. The Agent and the Lenders shall not be obligated or required to have actually reinvested the prepaid amount of the LIBOR Loan in any such Treasury obligation as a condition precedent to the Borrowers' being obligated to pay a prepayment fee as outlined above. The Agent and the Lenders shall not be obligated to accept any prepayment of principal unless it is accompanied by the prepayment fee, if any, due in connection therewith as calculated pursuant to the provisions of this paragraph. No prepayment fee payable in connection herewith shall in any event or under any circumstances be deemed or construed as a penalty.

              2.3.5     PAYMENT OF INTEREST.

                   (a) Unpaid and accrued interest on any advance of the Revolving Loan which consists of a Base Rate Loan shall be paid monthly, in arrears, on the first day of each calendar month, commencing on the first such date after the date of this Agreement, and on the first day of each calendar month thereafter, and at maturity (whether by acceleration, declaration, extension or otherwise).

                   (b) Notwithstanding the foregoing, any and all unpaid and accrued interest on any Base Rate Loan converted to a LIBOR Loan or prepaid shall be paid immediately upon such conversion and/or prepayment, as appropriate.

                   (c) Unpaid and accrued interest on any LIBOR Loan shall be paid on the last Business Day of each Interest Period for such LIBOR Loan and at maturity (whether by acceleration, declaration, extension or otherwise); provided, however that any and all unpaid and accrued interest on any LIBOR Loan prepaid prior to expiration of the then current Interest Period for such LIBOR Loan shall be paid immediately upon prepayment.

    SECTION 2.4    SETTLEMENT AMONG LENDERS.

              2.4.1 REVOLVING LOAN. It is agreed that each Lender's Net Outstandings are intended by the Lenders to be equal at all times to such Lender's Pro Rata Share of the aggregate outstanding principal amount of the Revolving Loan outstanding. Notwithstanding such agreement, the obligation (which is several and not joint) of each Lender to fund the Revolving Loan made in accordance with the terms of this Agreement ratably in accordance with such Lender's Pro Rata Share and each Lender's right to receive its ratable share of principal payments on the Revolving Loan in accordance with its Pro Rata Share, the Lenders agree that in order to facilitate the administration of this Agreement and the Financing Documents that settlement among them may take place on a periodic basis in accordance with the provisions of this Section 2.4.

              2.4.2     SETTLEMENT PROCEDURES AS TO REVOLVING LOAN.

                   (a) To the extent and in the manner hereinafter provided in this Section 2.4.2, settlement among the Lenders as to the Revolving Loan may occur periodically on Settlement Dates determined from time to time by the Agent, which may occur before or after the occurrence or during the continuance of a Default or Event of Default and whether or not all of the conditions set forth in SECTION 5.2 have been met. On each Settlement Date payments shall be made by or to NationsBank and the other Lenders in the manner provided in this
Section 2.4 in accordance with the Settlement Report delivered by the Agent pursuant to the provisions of this Section 2.4 in respect of such Settlement Date so that as of each Settlement Date, and after giving effect to the transactions to take place on such Settlement Date, each Lender's Net Outstandings shall equal such Lender's Pro Rata Share of the Revolving Loan outstanding.

                   (b) SELECTION OF SETTLEMENT DATES. If the Agent elects, in its discretion, but subject to the consent of NationsBank, to settle accounts among the Lenders with respect to principal amounts of Revolving Loan less frequently than each Business Day, then the Agent shall designate periodic Settlement Dates which may occur on any Business Day after the Closing Date; PROVIDED, HOWEVER, that (x) the Agent shall remit payment of interest no later than the first Business Day after an Interest Payment Date; (y) a Settlement Date shall occur at least once during each seven-day period; and (z) the Agent may in the exercise of its discretion from time to time require Settlement Dates in addition to designated periodic Settlement Dates. The Agent shall designate a Settlement Date by delivering to each Lender a Settlement Report not later than 12:00 noon (Baltimore City Time) on the proposed Settlement Date, which Settlement Report shall be with respect to the period beginning on the next preceding Settlement Date and ending on such designated Settlement Date.
Without limiting the foregoing, the Agent may establish non-periodic Settlement Dates.

                   (c) NON-RATABLE LOANS AND PAYMENTS. Between Settlement Dates, the Agent shall request and NationsBank may (but shall not be obligated to) advance to the Borrowers out of NationsBank's own funds, the entire principal amount of any advance under the Revolving Loan requested or deemed requested pursuant to SECTION 2.1.2 (any such advance under the Revolving Loan being referred to as a "Non-Ratable Loan"). The making of each Non-Ratable Loan by NationsBank shall be deemed to be a purchase by NationsBank of a 100% participation in each other Lender's Pro Rata Share of the amount of such Non-Ratable Loan. All payments of principal, interest and any other amount with respect to such Non-Ratable Loan shall be payable to and received by the Agent for the account of NationsBank. Upon demand by NationsBank, with notice thereof to the Agent, each other Lender shall pay to NationsBank, as the repurchase of such participation, an amount equal to 100% of such Lender's Pro Rata Share of the principal amount of such Non-Ratable Loan. Any payments received by the Agent between Settlement Dates which in accordance with the terms of this Agreement are to be applied to the reduction of the outstanding principal balance of Revolving Loan, shall be paid over to and retained by NationsBank for such application, and such payment to and retention by NationsBank shall be deemed, to the extent of each other Lender's Pro Rata Share of such payment, to be a purchase by each such other Lender of a participation in the advance under the Revolving Loan (including the repurchase of participations in Non-Ratable Loans) made by NationsBank. Upon demand by another Lender, with notice thereof to the Agent, NationsBank shall pay to the Agent, for the account of such other Lender, as a repurchase of such participation, an amount equal to such other Lender's Pro Rata Share of any such amounts (after application thereof to the repurchase of any participations of NationsBank in such other Lender's Pro Rata Share of any Non-Ratable Loans) paid only to NationsBank by the Agent.

                   (d)  NET DECREASE IN OUTSTANDINGS.  If on any Settlement
Date the increase, if any, in the dollar amount of any Lender's Net Outstandings which is required to comply with the first sentence of Section 2.4.1 is less than such Lender's Pro Rata Share of amounts received by the Agent but paid only to NationsBank since the next preceding Settlement Date, such Lender and the Agent, in their respective records, shall apply such Lender's Pro Rata Share of such amounts to the increase in such Lender's Net Outstandings, and NationsBank shall pay to the Agent, for the account of such Lender, the excess allocable to such Lender.

                   (e)  NET INCREASE IN OUTSTANDINGS.  If on any Settlement
Date the increase, if any, in the dollar amount of any Lender's Net Outstandings which is required to comply with the first sentence of SECTION 2.4.1 exceeds such Lender's Pro Rata Share of amounts received by the Agent but paid only to NationsBank since the next preceding Settlement Date, such Lender and the Agent, in their respective records, shall apply such Lender's Pro Rata Share of such amounts to the increase in such Lender's Net Outstandings, and such Lender shall pay to the Agent, for the account of NationsBank, any excess.

                   (f) NO CHANGE IN OUTSTANDINGS. If a Settlement Report indicates that no advance under the Revolving Loan have been made during the period since the next preceding Settlement Date, then such Lender's Pro Rata Share of any amounts received by the Agent but paid only to NationsBank shall be paid by NationsBank to the Agent, for the account of such Lender. If a Settlement Report indicates that the increase in the dollar amount of a Lender's Net Outstandings which is required to comply with the first sentence of Section
2.4.1 is exactly equal to such Lender's Pro Rata Share of amounts received by the Agent but paid only to NationsBank since the next preceding Settlement Date, such Lender and the Agent, in their respective records, shall apply such Lender's Pro Rata Share of such amounts to the increase in such Lender's Net Outstandings.

                   (g) RETURN OF PAYMENTS. If any amounts received by NationsBank in respect of the Obligations are later required to be returned or repaid by NationsBank to the Borrowers or any other obligor or their respective representatives or successors in interest, whether by court order, settlement or otherwise, in excess of the NationsBank's Pro Rata Share of all such amounts required to be returned by all Lenders, each other Lender shall, upon demand by NationsBank with notice to the Agent, pay to the Agent for the account of NationsBank, an amount equal to the excess of such Lender's Pro Rata Share of all such amounts required to be returned by all Lenders over the amount, if any, returned directly by such Lender.

                   (h)  PAYMENTS TO AGENT, LENDERS.

                        (i) Payment by any Lender to the Agent shall be made not later than 2:00 p.m. noon (Baltimore City Time) on the Business Day such payment is due, PROVIDED that if such payment is due on demand by another Lender, such demand is made on the paying Lender not later than 10:00 a.m. (Baltimore City Time) on such Business Day. Payment by the Agent to any Lender shall be made by wire transfer, promptly following the Agent's receipt of funds for the account of such Lender and in the type of funds received by the Agent, PROVIDED that if the Agent receives such funds at or prior to 12:00 p.m. noon (Baltimore City Time), the Agent shall pay such funds to such Lender by 2:00 p.m. (Baltimore City Time) on such Business Day. If a demand for payment is made after the applicable time set forth above, the payment due shall be made by 2:00 p.m. (Baltimore City Time) on the first Business Day following the date of such demand.

                        (ii) If a Lender shall, at any time, fail to make any payment to the Agent required hereunder, the Agent may, but shall not be required to, retain payments that would otherwise be made to such Lender hereunder and apply such payments to such Lender's defaulted obligations hereunder, at such time, and in such order, as the Agent may elect in its sole discretion.

                        (iii) With respect to the payment of any funds under this Section 2.4.2, whether from the Agent to a Lender or from a Lender to the Agent, the party failing to make full payment when due pursuant to the terms hereof shall, upon demand by the other party, pay such amount together with interest on such amount at the Federal Funds Rate from the date of such failure until such payment is made.

              2.4.3 SETTLEMENT OF OTHER OBLIGATIONS. All other amounts received by the Agent on account of, or applied by the Agent to the payment of, any Obligation owed to the Lenders (including, without limitation, Fees payable to the Lenders and proceeds from the sale of, or other realization upon, all or any part of the Collateral following and during the continuance of an Event of Default) that are received by the Agent not later than 11:00 a.m. (Baltimore City Time) on a Business Day will be paid by the Agent to each Lender on the same Business Day, and any such amounts that are received by the Agent after 11:00 a.m. (Baltimore City Time) will be paid by the Agent to each Lender on the following Business Day. Unless otherwise stated herein, the Agent shall distribute Fees payable to the Lenders ratably to the Lenders based on each Lender's Pro Rata Share and shall distribute proceeds from the sale of, or other realization upon, all or any part of the Collateral following and during the continuance of an Event of Default ratably to the Lenders based on the amount of the Obligations then owing to each Lender.

              2.4.4     PRESUMPTION OF PAYMENT.

                   (a) Unless the Agent shall have received notice from a Lender prior to 12:00 p.m. noon (Baltimore City Time) on the date of the requested date for the making of advances under the Revolving Loan that such Lender will not make available to the Agent, such Lender's Pro Rata Share of the advances to be made on such date, the Agent may assume that such Lender has made such amount available to the Agent on such date in accordance with this Section 2.4, and the Agent, in its sole discretion may, in reliance upon such assumption, make available to the Borrowers on such date a corresponding amount on behalf of such Lender.

                   (b) If and to the extent such Lender shall not have so made available to the Agent its Pro Rata Share of the advances under the Revolving Loan made on such date, and the Agent shall have so made available to the Borrowers a corresponding amount on behalf of such Lender, such Lender shall, on demand, pay to the Agent such corresponding amount, together with interest thereon, at the Federal Funds Rate, for each day from the date such corresponding amount shall have been so available by the Agent to the Borrowers until the date such amount shall have been repaid to the Agent. Such Lender shall not be entitled to payment of any interest which accrues on the amount made available by the Agent to the Borrowers for the account of such Lender until such time as such Lender reimburses the Agent for such amount, together with interest thereon, as provided in this Section 2.4.4.

                   (c) A certificate of the Agent submitted to any Lender with respect to any amounts owing to the Agent by such Lender under this Section 2.4 shall be conclusive and binding on such Lender, absent manifest error. If such Lender does not pay such amounts to the Agent promptly upon the Agent's demand, the Agent shall promptly notify the Borrowers of such Lender's failure to make payment, and the Borrowers shall immediately repay such amounts to the Agent, together with accrued interest thereon at the applicable rate on the Revolving Loan, all without prejudice to the rights and remedies of the Agent against any defaulting Lender. Any and all amounts due and payable to the Agent by the Borrowers under this Section 2.4 constitute and shall be part of the Agent's Obligations.

                   (d) Unless the Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the Agent that the Borrowers will not make such payment in full, the Agent may assume that the Borrowers have made such payment in full to the Agent on such date and the Agent in its sole discretion may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrowers shall not have so made such payment in full to the Agent and the Agent shall have distributed to any Lender all or any portion of such amount, such Lender shall repay to the Agent on demand the amount so distributed to such Lender, together with interest thereon at the Federal Funds Rate, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Agent.

              2.4.5     GUARANTY.

                   (a) Each Borrower hereby unconditionally and irrevocably, guarantees to the Agent and the Lenders:

                        (i) the due and punctual payment in full (and not merely the collectibility) by the other Borrowers of the principal of the Notes and the interest thereon, in each case when due and payable, all according to the terms of the Notes and the other Financing Documents;

                        (ii) the due and punctual payment in full (and not merely the collectibility) by the other Borrowers of all other sums and charges which may at any time be due and payable in accordance with the Notes or any of the other Financing Documents;

                        (iii)the due and punctual performance by the other Borrowers of all of the other terms, covenants and conditions contained in the Financing Documents; and

                        (iv) all the other Obligations of the other Borrowers.

                   (b) The obligations and liabilities of each Borrower as a guarantor under this Section 2.4.5 shall be absolute and unconditional, irrespective of the genuineness, validity, priority, regularity or enforceability of the Notes or any of the Financing Documents or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor.

Each Borrower in its capacity as a guarantor expressly agrees that the Agent and the Lenders may, in their sole and absolute discretion, without notice to or further assent of the Borrower and without in any way releasing, affecting or in any way impairing the obligations and liabilities of the Borrower as a guarantor hereunder:

                        (i) waive compliance with, or any defaults under, or grant any other indulgences under or with respect to any of the Financing Documents;

                        (ii) modify, amend, change or terminate any provisions of any of the Financing Documents;

                        (iii) grant extensions or renewals of or with respect to the Notes or any of the other Financing Documents;

                        (iv) effect any release, subordination, compromise or settlement in connection with the Notes or any of the other Financing Documents;

                        (v) agree to the substitution, exchange, release or other disposition of the Collateral or any part thereof, or any other collateral for the Loan or to the subordination of any lien or security interest therein;

                        (vi) make advances for the purpose of performing any term, provision or covenant contained in the Notes or any of the other Financing Documents with respect to which the Borrowers shall then be in default;

                        (vii) make future advances pursuant to the Financing Agreement or any of the other Financing Documents;

                        (viii) assign, pledge, hypothecate or otherwise transfer the Notes, any of the other Financing Documents or any interest therein;

                        (ix) deal in all respects with the other Borrowers as if this Section 2.4.5 were not in effect;

                        (x) effect any release, compromise or settlement with any of the other Borrowers, whether in their capacity as Borrower or as guarantor under this Section 2.4.5, or any other guarantor; and

                        (xi)provide debtor-in-possession financing or allow use of cash collateral in proceedings under the Bankruptcy Code, it being expressly agreed by all

    Borrowers that any such financing and/or use would be part of the Obligations.

                   (c) The obligations and liabilities of each Borrower, as guarantor under this Section 2.4.5, shall be primary, direct and immediate, shall not be subject to any counterclaim, recoupment, set off, reduction or defense based upon any claim that a Borrower may have against any one or more of the other Borrowers, the Agent, any one or more of the Lenders and/or any other guarantor and shall not be conditional or contingent upon pursuit or enforcement by the Agent or other Lenders of any remedies it may have against the Borrowers with respect to the Notes or any of the other Financing Documents, whether pursuant to the terms thereof or by operation of law. Without limiting the generality of the foregoing, the Agent and the Lenders shall not be required to make any demand upon the Borrowers, or to sell the Collateral or otherwise pursue, enforce or exhaust its remedies against the Borrowers or the Collateral either before, concurrently with or after pursuing or enforcing its rights and remedies hereunder. Any one or more successive or concurrent actions or proceedings may be brought against each Borrower under this Section 2.4.5, either in the same action, if any, brought against any one or more of the Borrowers or in separate actions or proceedings, as often as the Agent may deem expedient or advisable. Without limiting the foregoing, it is specifically understood that any modification, limitation or discharge of any of the liabilities or obligations of any one or more of the Borrowers, any other guarantor or any obligor under any of the Financing Documents, arising out of, or by virtue of, any bankruptcy, arrangement, reorganization or similar proceeding for relief of debtors under federal or state law initiated by or against any one or more of the Borrowers, in their respective capacities as Borrowers and guarantor under this Section 2.4.5, or under any of the Financing Documents shall not modify, limit, lessen, reduce, impair, discharge, or otherwise affect the liability of each Borrower under this Section 2.4.5 in any manner whatsoever, and this Section 2.4.5 shall remain and continue in full force and effect. It is the intent and purpose of this Section 2.4.5 that each Borrower shall and does hereby waive all rights and benefits which might accrue to any other guarantor by reason of any such proceeding, and the Guarantors agree that they shall be liable for the full amount of the obligations and liabilities under this Section 2.4.5, regardless of, and irrespective to, any modification, limitation or discharge of the liability of any one or more of the Borrowers, any other guarantor or any obligor under any of the Financing Documents, that may result from any such proceedings.

                   (d) Each Borrower, as guarantor under this Section 2.4.5, hereby unconditionally, jointly and severally, irrevocably and expressly waives:

                        (i) presentment and demand for payment of the principal of or interest on the Notes and protest of non-payment;

                        (ii) notice of acceptance of this Section 2.4.5 and of presentment, demand and protest thereof;

                        (iii) notice of any default hereunder or under the Notes or any of the other Financing Documents and notice of all indulgences;

                        (iv) notice of any increase in the amount of any portion of or all of the indebtedness guaranteed by this Section 2.4.5;

                        (v) demand for observance, performance or enforcement of any of the terms or provisions of this Section 2.4.5, the Notes or any of the other Financing Documents;

                        (vi) all errors and omissions in connection with the Lender's administration of all indebtedness guaranteed by this Section 2.4.5, except errors and omissions resulting from acts of bad faith;

                        (vii) any right or claim of right to cause a marshalling of the assets of any one or more of the other Borrowers;

                        (viii) any act or omission of the Agent or the Lenders which changes the scope of the risk as guarantor hereunder; and

                        (ix) all other notices and demands otherwise required by law which the Borrower may lawfully waive.

                   (e) Within ten (10) days following any request of the Agent so to do, each Borrower will furnish the Agent and the Lenders and such other persons as the Agent may direct with a written certificate, duly acknowledged stating in detail whether or not any credits, offsets or defenses exist with respect to this Section 2.4.5.

                                      ARTICLE 3

                                    THE COLLATERAL

    SECTION 3.1    DEBT AND OBLIGATIONS SECURED.  All Collateral shall secure
(a) the payment of all of the Obligations, including, without limitation any and all Agent's Obligations, and (b) the performance, compliance with and observance by the Borrowers of the provisions of this Agreement and all of the other Financing Documents or otherwise under the Obligations. The security interest and Lien of each Lender in such property shall rank equally in priority with the interest of each other Lender, but the security interest and Lien of the Agent with respect to the Agent's Obligations shall be superior and paramount to the security interest and Lien of the Lenders.

    SECTION 3.2    GRANT OF LIENS.

              3.2.1 Each of the Borrowers hereby assigns, pledges and grants to the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations, and agrees that the Agent and the Lenders shall have a perfected and continuing security interest in, and Lien on, the following (collectively, the "Collateral"): (a) all of the Borrower's Accounts, Inventory, Chattel Paper, Documents, and Instruments,(b) all credit insurance policies and insurance covering the Inventory and all cash and non-cash proceeds thereof, and (c) all books and records in whatever media (paper, electronic or otherwise) recorded or stored, with respect to any or all of the foregoing, all of the foregoing whether now owned or existing or hereafter acquired or arising. Each of the Borrowers further agrees that the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations, shall have in respect thereof all of the rights and remedies of a secured party under the Uniform Commercial Code as well as those provided in this Agreement, under each of the other Financing Documents and under applicable Laws.

              3.2.2     Without implying any limitation to the provisions of
Section 3.2.1, as additional Collateral and security for the Obligations, FMC hereby assigns to the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations, its respective rights, title and interest in, to, and under, the Purchase Agreement and all of the Purchase Agreement Documents, but only to the limited extent the same pertains to the Collateral described in Section 3.2.1, including, without limitation, all of the benefits of any representations and warranties provided by the Seller and any and all rights of FMC to indemnification from the Seller or any other Person contained therein relating to the Collateral. The Borrowers agree that neither the assignment to the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations, nor any other provision contained in this Agreement or any of the other Financing Documents shall impose on the Agent or any of the Lenders any obligation or liability of any of the Borrowers under the Purchase Agreement and/or under any of the other Purchase Agreement Documents. The Borrowers hereby agree to indemnify the Agent and each of the Lenders and hold the Agent and each of the Lenders harmless from any and all claims, actions, suits, losses, damages, costs, expenses, fees, obligations and liabilities which may be incurred by or imposed upon the Agent and/or any of the Lenders by virtue of the assignment of and Lien on the Borrowers' rights, title and interest in, to, and under the Purchase Agreement and the Purchase Agreement Documents. The Borrowers further acknowledge and agree that following the occurrence and during the continuance of a Default or an Event of Default, the Agent shall be entitled to enforce any and all rights and remedies assigned in this Section 3.2.2 to the Agent and the Lenders and available to the Borrowers under the Purchase Agreement and/or under any or all of the Purchase Agreement Documents and/or applicable Laws with respect to the Purchase Agreement Transaction. Except following the occurrence and during the continuance of a Default or an Event of Default, the Borrowers shall have a license to enforce any and all rights and remedies assigned to the Agent and the Lenders under this Section 3.2.2.

    SECTION 3.3 COLLATERAL DISCLOSURE LIST. On or prior to the Closing Date, the Borrowers shall deliver to the Agent a list (the "Collateral Disclosure List") which shall contain such information with respect to the Borrowers' business and real and personal property as the Agent may require and shall be certified by a Responsible Officer of the Borrowers, all in the form provided to the Borrower by the Agent. Promptly after demand by the Agent, the Borrowers shall furnish to the Agent an update of the information contained in the Collateral Disclosure List at any time and from time to time as may be requested by the Agent.

    SECTION 3.4    CHATTEL PAPER, PROMISSORY NOTES, ETC.

                   (a) On the Closing Date and without implying any limitation on the grant of the Lien on the Collateral contained in Section 3.2 (Grant of Liens) above, each of the Borrowers shall deliver to the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations, all originals of all of the Borrower's letters of credit, Chattel Paper, Documents and Instruments which are part of the Collateral and, if the Agent so requires, shall execute and deliver a separate pledge, assignment and security agreement in form and content acceptable to the Agent, which pledge, assignment and security agreement shall assign, pledge and grant a Lien to the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations on all of the Borrower's letters of credit, Chattel Paper, Documents and Instruments which are part of the Collateral.

                   (b) In the event that the Borrowers shall acquire after the Closing Date any letters of credit relating to the Collateral, Chattel Paper, Documents or Instruments and without implying any limitation on the grant of the Lien on the Collateral contained in Section 3.2 (Grant of Liens) above, the Borrowers shall promptly so notify the Agent and deliver the originals of all of the foregoing to the Agent promptly and in any event within ten (10) days of each acquisition and, if the Agent so requires, shall execute and deliver a separate pledge, assignment and security agreement in form and content acceptable to the Agent, which pledge, assignment and security agreement shall assign, pledge and grant a Lien to the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations on all of the Borrower's letters of credit, Chattel Paper, Documents and Instruments which are part of the Collateral.

    SECTION 3.5 RECORD SEARCHES. As of the Closing Date and thereafter at the time any Financing Document is executed and delivered by the Borrowers pursuant to this Section and at such times as the Agent may deem appropriate in its administration of this Agreement, the Agent shall have received, in form and substance satisfactory to the Agent, such Lien or record searches with respect to the Borrowers and/or any other Person, as appropriate, and the property covered by such Financing Document showing that the Lien of such Financing Document will be a perfected first priority Lien on the property covered by such Financing Document subject only to Permitted Liens or to such other matters as the Agent may approve.

    SECTION 3.6 COSTS. The Borrowers agree to pay, as part of the Enforcement Costs and to the fullest extent permitted by applicable Laws, on demand all costs, fees and expenses incurred by the Agent in connection with the taking, perfection, preservation, protection and/or release of a Lien on the Collateral, including, without limitation:

                   (a) customary fees and expenses incurred by the Agent in preparing, reviewing, negotiating and finalizing the Financing Documents from time to time (including, without limitation, reasonable attorneys' fees incurred in connection with preparing, reviewing, negotiating, and finalizing the Financing Documents);

                   (b) customary fees, charges and expenses charged or incurred by the Agent with respect to the administration of the Collateral Account or other deposit accounts;

                   (c)  all filing and/or recording taxes or fees;

                   (d)  all title insurance premiums and costs;

                   (e)  all costs of Lien and record searches;

                   (f) reasonable attorneys' fees in connection with all legal opinions required;

                   (g)  inventory valuation costs; and

                   (h)  all related costs, fees and expenses.

    SECTION 3.7 RELEASE. Upon the payment and performance of all Obligations of the Borrowers and all obligations and liabilities of each other Person, other than the Agent and the Lenders, under this Agreement and all other Financing Documents, the termination and/or expiration of all of the Commitments upon the Borrowers' request and at the Borrowers' sole cost and expense, the Agent shall release and/or terminate any Financing Document but only if and provided that there is no commitment or obligation (whether or not conditional) of the Agent and/or any of the Lenders to re-advance amounts which would be secured thereby.

    SECTION 3.8 INCONSISTENT PROVISIONS. In the event that the provisions of any Financing Document directly conflict with any provision of this Agreement, the provisions of this Agreement governs.

                                      ARTICLE 4

                            REPRESENTATIONS AND WARRANTIES

    SECTION 4.1 REPRESENTATIONS AND WARRANTIES. The Borrowers for themselves and for each other represent and warrant to the Agent and each of the Lenders and shall be deemed to represent and warrant at the time of each request for an advance under the Loans under the terms of this Agreement and again at the time of the making of any advance under the Loans, as follows:

              4.1.1 SUBSIDIARIES. The Borrowers have the Subsidiaries listed on the Collateral Disclosure List and no others. Each of the Subsidiaries is a Wholly Owned Subsidiary except as shown on the Collateral Disclosure List, which correctly indicates the nature and amount of the Borrowers' ownership interests therein.

              4.1.2 GOOD STANDING. Each of the Borrowers and its Subsidiaries (a) is a corporation duly organized, existing and in good standing under the laws of the jurisdiction of its incorporation, (b) has the corporate power to own its property and to carry on its business as now being conducted, and (c) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

              4.1.3 POWER AND AUTHORITY. The Borrowers have full corporate power and authority to execute and deliver this Agreement and the other Financing Documents to which it is a party, to make the borrowings under this Agreement, and to incur and perform the Obligations whether under this Agreement, the other Financing Documents or otherwise, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of shareholders or any creditors of the Borrowers, and no consent, approval, filing or registration with or notice to any Governmental Authority on the part of the Borrowers, is required as a condition to the execution, delivery, validity or enforceability of this Agreement or the other Financing Documents or the performance by the Borrowers of the Obligations.

              4.1.4 BINDING AGREEMENTS. This Agreement and the other Financing Documents executed and delivered by the Borrowers have been properly executed and delivered and constitute the valid and legally binding obligations of the Borrowers and are fully enforceable against the Borrowers in accordance with their respective terms (subject to limitations as to enforceability which might result from bankruptcy, reorganization, arrangement, insolvency or other similar laws affecting creditor's rights generally and subject to limitations as to principles of equity).

              4.1.5 NO CONFLICTS. Neither the execution, delivery and performance of the terms of this Agreement or of any of the other Financing Documents executed and delivered by the Borrowers nor the consummation of the transactions contemplated by this Agreement will conflict with, violate or be prevented by (a) the Borrowers' charter, articles of incorporation or bylaws,
(b) any existing mortgage, indenture, contract or agreement binding on the Borrowers or affecting any of its property, or (c) any Laws.

              4.1.6     NO DEFAULTS, VIOLATIONS.

                   (a) No Default or Event of Default has occurred and is continuing.

                   (b) Neither the Borrower nor any of its Subsidiaries is in default under or with respect to any obligation under any existing mortgage, indenture, contract or agreement binding on it or affecting its property in any respect which could be materially adverse to the business, operations, property or financial condition of the Borrowers, or which could materially adversely affect the ability of the Borrowers to perform their obligations under this Agreement or the other Financing Documents, to which the Borrowers are a party.

              4.1.7 COMPLIANCE WITH LAWS. Neither the Borrower nor any of its Subsidiaries is in violation of any applicable Laws (including, without limitation, any Laws relating to employment practices, to environmental, occupational and health standards and controls) or order, writ, injunction, decree or demand of any court, arbitrator, or any Governmental Authority affecting the Borrowers or any of their properties, the violation of which, considered in the aggregate, could materially adversely affect the business, operations or properties of the Borrowers and/or their Subsidiaries, as determined by the Agent in its sole and absolute discretion.

              4.1.8 MARGIN STOCK. None of the proceeds of the Loans will be used, directly or indirectly, by the Borrowers or any Subsidiary for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry, any "margin security" within the meaning of Regulation G (12 CFR Part 207), or "margin stock" within the meaning of Regulation U (12 CFR Part 221), of the Board of Governors of the Federal Reserve System or for any other purpose which might make the transactions contemplated in this Agreement a "purpose credit" within the meaning of said Regulation G or Regulation U, or cause this Agreement to violate any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934 or the Small Business Investment Act of 1958, as amended, or any rules or regulations promulgated under any of such statutes. None of the proceeds of the Loans will be used, directly or indirectly, by the Borrowers or any Subsidiary, for any purpose which violates, or which is inconsistent with, the provisions of Regulation X of the Board of Governors.

              4.1.9     INVESTMENT COMPANY ACT; MARGIN
                        SECURITIES.

    Neither the Borrower nor any of its Subsidiaries is an investment company within the meaning of the Investment Company Act of 1940, as amended, nor is it, directly or indirectly, controlled by or acting on behalf of any Person which is an investment company within the meaning of said Act. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying "margin security" within the meaning of Regulation G (12 CFR Part 207), or "margin stock" within the meaning of Regulation U (12 CFR Part 221), of the Board of Governors of the Federal Reserve System.

              4.1.10 LITIGATION. Except as otherwise disclosed to the Agent and the Lenders on SCHEDULE 4.1.10 attached to and made a part of this Agreement, there are no proceedings, actions or investigations pending or, so far as the Borrowers know, threatened before or by any court, arbitrator any Governmental Authority which, in any one case or in the aggregate, if determined adversely to the interests of the Borrowers or any Subsidiary, would have a

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material adverse effect on the business, properties, condition (financial or otherwise) or operations, present or prospective, of the Borrowers, as determined by the Agent in its sole and absolute discretion.

              4.1.11    FINANCIAL CONDITION.

                   (a) The consolidated and consolidating financial statements of the Borrowers and their Subsidiaries dated January 31, 1996, fairly present the financial position of the Borrowers and their Subsidiaries and the results of their operations and transactions in their surplus accounts as of the date and for the period referred to and have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved. There are no liabilities, direct or indirect, fixed or contingent, of the Borrowers or their Subsidiaries as of the date of such financial statements which are not reflected therein or in the notes thereto and which are required to be disclosed according to GAAP. There has been no adverse change in the financial condition or operations of the Borrowers or their Subsidiaries since the date of such financial statements and to the Borrowers' knowledge no such adverse change is pending or threatened. Neither the Borrower nor any Subsidiary has guaranteed the obligations of, or made any investment in or advances to, any Person, except as disclosed in such financial statements. The representations and warranties contained in this Section shall also cover financial statements furnished from time to time to the Agent pursuant to Section 6.1.1 (Financial Statements) of this Agreement.

                   (b) To the best of the knowledge of the Borrowers: (i) the consolidated and consolidating financial statements of the Seller dated December 31, 1995, and, to the extent set forth in the Offering Memorandum, dated January 31, 1996, fairly present the financial position of the Seller and the results of its operations as of the date and for the period referred to; and (ii) there has been no adverse change in the financial condition or operations of the Seller since the date of such financial statements which change materially and adversely affects the assets or operations which are the subject of the Purchase Agreement, and to the Borrowers' knowledge no such adverse change is pending or threatened.

              4.1.12    PROFORMA FINANCIAL INFORMATION.  The Offering
Memorandum contains a proforma consolidated and consolidating balance sheet of FMC and its Subsidiaries as of immediately after consummation of the Purchase Agreement Transaction and the transactions incident thereto (the "Proforma Balance Sheet"). The offering memorandum of April, 1996, which the Agent prepared with the Borrowers' assistance, to solicit the Commitments from the Lenders, contains proforma financial projections (which the Borrowers have updated for the balance of fiscal year 1996 and for fiscal year 1997) for periods subsequent to the consummation of the Purchase Agreement Transaction (the "Proforma Financial Projections"). The Proforma Balance Sheet is correct and complete, has been prepared in accordance with GAAP, and fairly presents the consolidated financial condition of FMC and its Subsidiaries as of immediately after consummation of the Purchase Agreement Transaction. The Proforma Financial Projections represent the Borrowers' best estimate of the future operations of the Borrowers and are based on reasonable and conservative assumptions.

              4.1.13 FULL DISCLOSURE. The financial statements referred to in Section 4.1.11 (Financial Condition) of this Agreement, the Financing Documents (including, without limitation, this Agreement), and the statements, reports or certificates furnished by the Borrowers in connection with the Financing Documents (a) do not contain any untrue statement of a material fact and (b) when taken in their entirety, do not omit any material fact necessary to make the statements contained therein not misleading. There is no fact known to the Borrowers which the Borrowers have not disclosed to the Agent in writing prior to the date of this Agreement with respect to the transactions contemplated by the Financing Documents which materially and adversely affects or in the future could, in the reasonable opinion of the Borrowers materially adversely affect the condition, financial or otherwise, results of operations, business, or assets of the Borrowers or of any Subsidiary, as determined by the Agent in its sole and absolute discretion.

              4.1.14 INDEBTEDNESS FOR BORROWED MONEY. Except for the Obligations, the Obligations under the Senior Secured Notes, the Indenture and the Senior Secured Notes Documents and except as set forth in SCHEDULE 4.1.14 attached to and made a part of this Agreement, the Borrowers have no Indebtedness for Borrowed Money. The Agent has received a photocopy of all the promissory notes (including, without limitation, the "Global Note," as that term is defined in the Indenture) evidencing any Indebtedness for Borrowed Money set forth in SCHEDULE 4.1.14, together with any and all subordination agreements, other agreements, documents, or instruments securing, evidencing, guarantying or otherwise executed and delivered in connection therewith.

              4.1.15 TAXES. Each of the Borrowers and their Subsidiaries has filed all returns, reports and forms for Taxes which, to the knowledge of the Borrowers, are required to be filed, and has paid all Taxes as shown on such returns or on any assessment received by it, to the extent that such Taxes have become due, unless and to the extent only that such Taxes, assessments and governmental charges are currently contested in good faith and by appropriate proceedings by the Borrowers, such Taxes are not the subject of any Liens other than Permitted Liens, and adequate reserves therefor have been established as required under GAAP.
All tax liabilities of the Borrowers were as of the date of audited financial statements referred to in Section 4.1.11 (Financial Condition) above, and are now, adequately provided for on the books of the Borrowers or their Subsidiaries, as appropriate. No tax liability has been asserted by the Internal Revenue Service or any state or local authority against the Borrowers for Taxes in excess of those already paid.

              4.1.16 ERISA. With respect to any "pension plan" as defined in SECTION 3(2) of ERISA, which plan is now or previously has been maintained or contributed to by the Borrowers and/or by any commonly controlled entity: (a) no "accumulated funding deficiency" as defined in Code Section 412 or ERISA Section 302 has occurred, whether or not that accumulated funding deficiency has been waived; (b) no Reportable Event has occurred; (c) no termination of any plan subject to Title IV of ERISA has occurred; (d) none of the Borrowers nor any commonly controlled entity (as defined under ERISA) has incurred a "complete withdrawal" within the meaning of ERISA Section 4203 from any Multiemployer Plan; (e) none of the Borrowers nor any commonly controlled entity has incurred a "partial withdrawal" within the meaning of ERISA Section 4205 with respect to any Multiemployer Plan; (f) no Multiemployer Plan to which the Borrowers or any commonly controlled entity has an obligation to contribute is in "reorganization" within the meaning of ERISA Section 4241 nor has notice been received by the Borrowers or any commonly controlled entity that such a Multiemployer Plan will be placed in "reorganization".

              4.1.17 TITLE TO PROPERTIES. The Borrowers have good and marketable title to all of its properties, including, without limitation, the Collateral and the properties and assets reflected in the balance sheets described in Section 4.1.11 (Financial Condition) above. The Borrowers have legal, enforceable and uncontested rights to use freely such property and assets. All of such properties, including, without limitation, the Collateral which were purchased, were purchased for fair consideration and reasonably equivalent value in the ordinary course of business of both the Seller and the Borrowers, except that the Agent and the Lenders acknowledge that the parties to the Purchase Agreement Transaction waived compliance with applicable bulk transfer laws and that the Purchase Agreement Transaction is not in the ordinary course of business of the Seller or the Borrowers.

              4.1.18 PATENTS, TRADEMARKS, ETC. Each of the Borrowers and their Subsidiaries owns, possesses, or has the right to use all necessary patents, patent rights, licenses, trademarks, trademark rights, trade names, trade name rights, logos, copyrights, permits and franchises to own its properties conduct its business as now conducted, without known conflict with the rights of any other Person. Any and all obligations to pay

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

royalties or other charges with respect to such properties and assets are properly reflected on the financial statements described in Section 4.1.14 (Financial Condition) above.

              4.1.19 PRESENCE OF HAZARDOUS MATERIALS OR HAZARDOUS MATERIALS CONTAMINATION.

    To the best of the Borrowers' knowledge, (a) no Hazardous Materials are located on any real property owned, controlled or operated by the Borrowers or for which the Borrowers are, or are claimed to be, responsible, except for reasonable quantities of necessary supplies for use by the Borrowers in the ordinary course of the its current line of business and stored, used and disposed in accordance with applicable Laws; and (b) no property owned, controlled or operated by the Borrowers or for which the Borrowers have, or are claimed to have, responsibility, has ever been used as a manufacturing, storage, or dump site for Hazardous Materials nor is affected by Hazardous Materials Contamination at any other property.

              4.1.20 PERFECTION AND PRIORITY OF COLLATERAL. The Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations, has, or upon execution and recording of this Agreement and the Security Documents will have, and will continue to have as security for the Obligations, a valid and perfected Lien on and security interest in all Collateral, free of all other Liens, claims and rights of third parties whatsoever except Permitted Liens.

              4.1.21    PLACES OF BUSINESS AND LOCATION OF COLLATERAL.

    The information contained in the Collateral Disclosure List is complete and correct. The Collateral Disclosure List completely and accurately identifies for each Borrower the address of (a) the Borrowers' chief executive office, (b) any and each other place of business of each of the Borrowers, (c) the location of all books and records pertaining to the Collateral, and (d) each location, other than the foregoing, where any of the Collateral is located. The proper and only places to file financing statements with respect to the Collateral within the meaning of the Uniform Commercial Code are the filing offices for those jurisdictions in which the Borrowers maintain a place of business as identified on the Collateral Disclosure List.

              4.1.22 BUSINESS NAMES AND ADDRESSES. In the twelve (12) years preceding the date of this Agreement with respect to those Borrowers which own or have owned assets in the State of Maryland and in the five (5) years preceding the date of this Agreement with respect to each other Borrower, the Borrowers have not changed their name, identity or corporate structure, have not


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conducted business under any name other than their current names, and have not conducted their business in any jurisdiction other than those disclosed on the Collateral Disclosure List.

              4.1.23 INVENTORY. The Inventory of each Borrower is (a) to the best of the Borrower's knowledge, of good and merchantable quality, free from defects, (b) not stored with a bailee, warehouseman, carrier, or similar party, (c) not on consignment, sale on approval, or sale or return, and
(d) located at the places of business set forth on the Collateral Disclosure List. No Inventory offered for sale by, or in the possession or control of, the Borrowers is consigned to or held on sale or return terms by the Borrowers.

              4.1.24 ACCOUNTS. With respect to all Accounts and to the best of the Borrowers' knowledge (a) they are genuine, and in all respects what they purport to be, and are not evidenced by a judgment, an Instrument, or Chattel Paper (unless such judgment has been assigned and such Instrument or Chattel Paper has been endorsed and delivered to the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations); (b) they represent bona fide transactions completed in accordance with the terms and provisions contained in the invoices, purchase orders and other contracts relating thereto, and the underlying transaction therefor is in accordance with all applicable Laws; (c) the amounts shown on the Borrower's books and records, with respect thereto are actually and absolutely owing to the Borrowers and are not contingent or subject to reduction for any reason other than regular discounts, credits or adjustments allowed by the Borrowers in the ordinary course of their business; (d) no payments have been or shall be made thereon except payments turned over to the Agent by the Borrowers; (f) all Account Debtors thereon have the capacity to contract; and (g) the Inventory sold, leased or transferred or the services furnished giving rise thereto are not subject to any Liens except the security interest granted to the Agent and the Lenders by this Agreement and Permitted Liens.

              4.1.25 COMPLIANCE WITH ELIGIBILITY STANDARDS. Each Account and all Inventory included in the calculation of the Borrowing Base does and will at all times meet and comply with all of the standards for Eligible Receivables and Eligible Inventory.

              4.1.26 PURCHASE AGREEMENT TRANSACTION. On or before the Closing Date, the Agent has received true and correct photocopies of the Purchase Agreement and each of the Purchase Agreement Documents, executed, delivered and/or furnished on or before the Closing Date in connection with the Purchase Agreement Transaction. Neither the Purchase Agreement nor any of the Purchase Agreement Documents has been modified, changed, supplemented, canceled, amended or otherwise altered or affected, except as otherwise disclosed to the Agent in writing on or before the

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

Closing Date. The Purchase Agreement Transaction has been effected, closed and consummated pursuant to, and in accordance with, the terms and conditions of the Purchase Agreement and all applicable Laws.

              4.1.27 OFFERING. On or before the Closing Date, the Agent has received true and correct photocopies of the Offering Memorandum, and each of the Senior Secured Notes Documents, executed, delivered and/or furnished on or before the Closing Date in connection with the transactions contemplated by the Senior Secured Notes Documents. Neither the Offering Memorandum nor any of the Senior Secured Notes Documents has been modified, changed, supplemented, canceled, amended or otherwise altered or affected, except as otherwise disclosed to the Agent in writing on or before the Closing Date. The Offering Transaction has been effected, closed and consummated pursuant to, and in accordance with, the terms and conditions of the Offering Memorandum and all applicable Laws.

              4.1.28 SECURITIES ACTS. The Borrowers have not issued any unregistered securities in violation of the registration requirements of Section 5 of the Securities Act of 1933, as amended, or any other Law, and is not in violation of any rule, regulation, or requirement under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended. The Borrowers are not required to qualify any indenture under the Trust Indenture Act of 1939, as amended, in connection with the execution and delivery of any of the Notes.

              4.1.29 GOVERNMENTAL REGULATION. Neither the Borrowers nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Interstate Commerce Act or to any Federal or state Laws limiting its ability to incur Indebtedness for Borrowed Money.
              4.1.30 JOINT VENTURE DOCUMENTS. On or before the Closing Date, the Agent has received true and correct photocopies of the Joint Venture Documents, executed, delivered and/or furnished on or before the Closing Date. The Joint Venture Documents have not been modified, changed, supplemented, canceled, amended or otherwise altered or affected, except as otherwise disclosed to the Agent in writing on or before the Closing Date.

    SECTION 4.2    SURVIVAL; UPDATES OF REPRESENTATIONS AND WARRANTIES.

    All representations and warranties contained in or made under or in connection with this Agreement and the other Financing Documents shall survive the Closing Date, the making of any advance under the Loans, the extension of credit hereunder, and the incurring of any other Obligations.

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

                                      ARTICLE 5

                                 CONDITIONS PRECEDENT

    SECTION 5.1    CONDITIONS TO THE INITIAL ADVANCE.

    The making of the initial advance under the Loans is subject to the fulfillment of the following conditions precedent in a manner satisfactory to the Agent on or before the Closing Date:

              5.1.1 GOOD STANDING ETC. The Agent shall have received a certificate of good standing for the Borrowers certified by the Secretary of State, or other appropriate Governmental Authority, of the state of incorporation for the Borrowers. The Agent shall have received a certificate of qualification to do business for the Borrowers certified by the Secretary of State or other Governmental Authority of each state in which the Borrowers conduct business.

              5.1.2 CORPORATE PROCEEDINGS OF THE BORROWERS. The Agent shall have received a certificate dated as of the Closing Date by the Secretary or an Assistant Secretary of the Borrowers covering:

              (a) true and complete copies of the Borrowers' corporate charter, bylaws, and all amendments thereto;

              (b) true and complete copies of the resolutions of its Board of Directors authorizing (i) the execution, delivery and performance of the Financing Documents, the Senior Secured Notes Documents and the Purchase Agreement Documents to which the Borrowers are a party, (ii) the borrowings by the Borrowers hereunder, (iii) the granting of the Liens contemplated by this Agreement and the Financing Documents to which the Borrowers are a party, and
(iv) and the Offering Transaction and the Purchase Agreement Transaction;

              (c) the incumbency, authority and signatures of the officers of the Borrowers authorized to sign this Agreement and the other Financing Documents to which the Borrowers are a party; and

              (d) the identity of the Borrowers' current directors, common stock holders and other equity holders, as well as their respective percentage ownership interests.

              5.1.3 CONSENTS, LICENSES, APPROVALS, ETC. The Agent shall have received copies of all consents, licenses and

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approvals, required in connection with the execution, delivery, performance, validity and enforceability of the Financing Documents, the Senior Secured Notes Documents, and the Purchase Agreement Documents, and such consents, licenses and approvals shall be in full force and effect.

              5.1.4 COLLATERAL DISCLOSURE LIST. The Borrowers shall have delivered the Collateral Disclosure List required under the provisions of
Section 3.3 (Collateral Disclosure List) hereof duly executed by a Responsible Officer of the Borrowers.

              5.1.5 NOTES. The Agent shall have received on behalf of the Lenders the Revolving Credit Notes each conforming to the requirements hereof and executed by a Responsible Officer of the Borrowers and attested by a duly authorized representative of the Borrowers.

              5.1.6 FINANCING DOCUMENTS AND COLLATERAL. The Borrowers shall have executed and delivered the Financing Documents to be executed by it, and shall have delivered original Chattel Paper, Instruments, and related collateral and all opinions, title insurance, and other documents contemplated by Article 3 hereof, all the foregoing to be in form and substance satisfactory to the Agent.

              5.1.7 RECORDINGS AND FILINGS. The Borrowers shall have: (a) executed and delivered all Financing Documents (including, without limitation, UCC-1 and UCC-3 statements) required to be filed, registered or recorded in order to create, in favor of the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations, a first-priority perfected Lien in the Collateral (subject only to the Permitted Liens) in form and in sufficient number for filing, registration, and recording in each office in each jurisdiction in which such filings, registrations and recordations are required, and (b) delivered such evidence as the Agent may deem satisfactory that all necessary filing fees and all recording and other similar fees, and all Taxes and other expenses related to such filings, registrations and recordings will be or have been paid in full.

              5.1.8 OPINION OF BORROWER'S COUNSEL. The Agent shall have received the favorable opinion of counsel for the Borrowers addressed to the Agent and the Lenders in form satisfactory to the Agent and its counsel.

              5.1.9 OTHER DOCUMENTS, ETC. The Agent shall have received such other certificates, opinions, documents and instruments confirmatory of or otherwise relating to the transactions contemplated hereby as may have been reasonably requested by the Agent.

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


              5.1.10 PAYMENT OF FEES. The Agent and the Lenders shall have received payment of their respective Fees due on or before the Closing Date.

              5.1.11 ADDITIONAL MATTERS. All other documents and legal matters in connection with the transactions contemplated by this Agreement and the other Financing Documents shall be satisfactory in form and substance to the Agent and its counsel.

              5.1.12 OTHER FINANCING DOCUMENTS. In addition to the Financing Documents to be delivered by the Borrowers, the Agent shall have received the Financing Documents duly executed and delivered by Persons other than the Borrowers.

              5.1.13 INSURANCE CERTIFICATE. The Agent shall have received an insurance certificate in accordance with the provisions of Section 6.1.8 (Insurance) and Section 6.1.20 (Insurance With Respect to Inventory) of this Agreement.

              5.1.14 LANDLORD'S WAIVERS. Except for the existing facilities of Box in Montebello, California, the Agent shall have received a landlord's waiver from each landlord of each and every business premise leased by the Borrowers and on which any of the Collateral is or may hereafter be located, which landlords' waivers must be reasonably acceptable to the Agent and its counsel.
              5.1.15 NOTEHOLDERS' AGREEMENT. The Agent shall have received from or on behalf of the holders of the Senior Note Collateral an agreement permitting the Agent limited access to the Senior Note Collateral for the purpose of completing work-in-process and for duplicating and accessing the Borrowers' books and records and stating that the limited contribution rights described in Section 6.2.10 of this Agreement shall not be subject to a Lien in favor or for the benefit of the holders of the Senior Secured Notes.

              5.1.16 FIELD EXAMINATION. The Agent shall have completed a field examination of the Borrowers' business, operations and income, the results of which audit shall be in all respects acceptable to the Agent in its sole and absolute discretion.

              5.1.17 PROFORMA BALANCE SHEET AND PROJECTIONS. The Agent shall have received and approved the Borrowers' Proforma Balance Sheet and Proforma Financial Projections, which Proforma Balance Sheet and Proforma Financial Projections must be in form and content acceptable to the Agent.

              5.1.18 OFFERING. The Agent shall have received a certificate signed by a Responsible Officer of the Borrowers, certifying to the Agent and the Lenders that the Borrowers (a) have

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

received the proceeds from the sale of the Senior Secured Notes, in accordance with, and pursuant to, the terms and conditions of the Offering Memorandum and the Senior Secured Notes Documents, and have applied the same to such purposes as has been previously disclosed to, and approved by, the Agent, and (b) has delivered to the Agent true and correct photocopies of all Senior Secured Notes Documents. The Borrowers shall have delivered such evidence of the receipt of such equity as may be requested by the Agent. The Agent must be satisfied that such equity has been paid to the Borrowers on such terms and conditions as shall have been previously disclosed to, and approved by, the Agent.

              5.1.19 PURCHASE AGREEMENT TRANSACTION. The Purchase Agreement Transaction shall have been completed and closed upon terms and conditions satisfactory to the Agent. The Agent shall have received photocopies of all Purchase Agreement Documents executed, delivered and/or furnished in connection with the Purchase Agreement Transaction, together with a certificate signed by a Responsible Officer of FMC certifying that (a) the Purchase Agreement Documents furnished to the Agent are true, correct, in full force and effect and the provisions thereof have not been in any way modified, amended or waived, (b) the Purchase Agreement Transaction has been closed and completed in accordance with the Purchase Agreement Documents furnished to the Agent and in accordance with all applicable Laws, except bulk transfer laws for which the failure to comply the Seller (as that term is defined in the Financing Agreement) has indemnified Box, and (c) the Borrowers have obtained all material consents, licenses and approvals to permit them to engage in the business previously operated and conducted by the Seller.

              5.1.20 JOINT VENTURE. The Joint Venture Documents (including, without limitation, the Output Purchase Agreement) shall have been executed and delivered upon terms and conditions satisfactory to the Agent. The Agent shall have received photocopies of all Joint Venture Documents, together with a certificate signed by a Responsible Officer of FMC certifying that the Joint Venture Documents furnished to the Agent are true, correct, in full force and effect and the provisions thereof have not been in any way modified, amended or waived.

              5.1.21 OPINIONS. The Agent shall have received all opinions of counsel for the Seller and FMC required under or in connection with the Purchase Agreement and the Purchase Agreement Transaction, which opinions must be addressed to the Agent and the Lenders and in form and content reasonably acceptable to the Agent and its counsel and which permit the Agent and the Lenders to rely on the opinions expressed therein.

              5.1.22 BUPC GOOD STANDING ETC. The Agent shall have received a certificate of good standing for BUPC certified by

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

the Secretary of State, or other appropriate Governmental Authority, of the state of incorporation for BUPC. The Agent shall have received a certificate of qualification to do business for BUPC certified by the Secretary of State or other Governmental Authority of each state in which BUPC conducts business.

              5.1.23 BUPC CORPORATE PROCEEDINGS. The Agent shall have received a certificate dated as of the Closing Date by the Secretary or an Assistant Secretary of BUPC covering:

              (a) true and complete copies of BUPC's corporate charter, bylaws, and all amendments thereto;

              (b) true and complete copies of the resolutions of its Board of Directors which authorize (i) the execution, delivery and performance of the Joint Venture Documents to which BUPC is a party, and (ii) BUPC's obtaining short term loans from the Borrowers as permitted by this Agreement and BUPC's lending the proceeds of those loans to the Joint Venture to the extent permitted by this Agreement;

              (c) the incumbency, authority and signatures of the officers of BUPC authorized to sign the Joint Venture Documents; and

              (d) the identity of BUPC's current directors, common stock holders and other equity holders, as well as their respective percentage ownership interests.

              5.1.24    JOINT VENTURE LIMITED LIABILITY COMPANY CERTIFICATE,
                        ETC.

    The Agent shall have received from the appropriate Governmental Authority under which the Joint Venture is organized, a certified copy of the Joint Venture's recorded articles of organization and all recorded amendments thereto. The Agent shall have received a certificate of qualification to do business for the Joint Venture certified by the Secretary of State or other appropriate Governmental Authority of each state in which the Joint Venture conducts business and qualification to do business is necessary.

              5.1.25    PROCEEDINGS OF JOINT VENTURE.

    The Agent shall have received a certificate of the members of the Joint Venture, dated as of the Closing Date:

              (a) stating that attached to the certificate is a true and complete copy of the Joint

    Venture's Operating Agreement, with all amendments, modifications, restatements, substitutions, extensions and renewals thereto;

              (b) authorizing (i) the execution, delivery and performance of the Joint Venture Documents to which the Joint Venture, is a party, and
    (ii) the Joint Venture's obtaining short term loans from the Borrowers or Florida Coast Holding as permitted by this Agreement;

              (c) setting forth the identity and signatures of the members then authorized to sign the Joint Venture Documents to which the Joint Venture is a party; and

              (d)  identifying the Joint Venture's members.

              5.1.26 FLORIDA COAST HOLDING LIMITED LIABILITY COMPANY CERTIFICATE, ETC.

    The Agent shall have received from the appropriate Governmental Authority under which Florida Coast Holding is organized, a certified copy of Florida Coast Holding's recorded articles of organization and all recorded amendments thereto. The Agent shall have received a certificate of qualification to do business for Florida Coast Holding certified by the Secretary of State or other appropriate Governmental Authority of each state in which Florida Coast Holding conducts business and qualification to do business is necessary.

              5.1.27    PROCEEDINGS OF FLORIDA COAST HOLDING.

    The Agent shall have received a certificate of the members of Florida Coast Holding, dated as of the Closing Date:

              (a) stating that attached to the certificate is a true and complete copy of Florida Coast Holding's Operating Agreement, with all amendments, modifications, restatements, substitutions, extensions and renewals thereto;

              (b) authorizing (i) the execution, delivery and performance of the Florida Coast Holding Documents to which Florida Coast Holding, is a party, and (ii) Florida Coast Holding's obtaining short term loans from the Borrowers as permitted by this Agreement;

              (c) setting forth the identity and signatures of the members then authorized to sign the

Florida Coast Holding Documents to which Florida Coast Holding is a party; and

              (d)  identifying Florida Coast Holding's members.

    SECTION 5.2 CONDITIONS TO ALL EXTENSIONS OF CREDIT. The making of all advances under the Loans is subject to the fulfillment of the following conditions precedent in a manner satisfactory to the Agent:

              5.2.1 COMPLIANCE. Each of the Borrowers shall have complied and shall then be in compliance with all terms, covenants, conditions and provisions of this Agreement and the other Financing Documents which are binding upon it.

              5.2.2 BORROWING BASE. The Borrowers shall have furnished all Borrowing Base Reports required by Section 2.1.4 (Borrowing Base Report) of this Agreement, there shall exist no Borrowing Base Deficiency, and as evidence thereof, the Borrowers shall have furnished to the Agent such reports, schedules, certificates, records and other papers as may be requested by the Agent, and the Borrowers shall be in compliance with the applicable provisions of Section 2.1.12.

              5.2.3 DEFAULT. There shall exist no Event of Default or Default.

              5.2.4 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Borrowers contained among the provisions of this Agreement shall be true and with the same effect as though such representations and warranties had been made at the time of the making of each of advance under the Loans, except that the representation and warranty pertaining to balance sheets, financial statements and other financial condition information or data shall refer to the latest balance sheets, financial statements, and financial condition information and data furnished to the Agent pursuant to the provisions of this Agreement.

              5.2.5 ADVERSE CHANGE. No adverse change shall have occurred in the financial condition of the Borrowers which would, in the good faith judgment of the Agent, materially impair the ability of the Borrowers to pay or perform any of the Obligations.

              5.2.6 LEGAL MATTERS. All legal documents incident to each advance under the Loans shall be reasonably satisfactory to counsel for the Agent.

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


                                      ARTICLE 6

                              COVENANTS OF THE BORROWERS

    SECTION 6.1 AFFIRMATIVE COVENANTS. So long as any of the Obligations (or any the Revolving Credit Commitments therefor) shall be outstanding hereunder, the Borrowers agree with the Agent and the Lenders as follows:

              6.1.1 FINANCIAL STATEMENTS. The Borrowers shall furnish to the Agent and the Lenders:

                   (a) Annual Statements and Certificates. The Borrowers shall furnish to the Agent and the Lenders as soon as available, but in no event more than ninety (90) days after the close of the Borrowers' fiscal years, (i) a copy of the annual consolidated and consolidating financial statement in reasonable detail satisfactory to the Agent relating to the Borrowers and their Subsidiaries, prepared in accordance with GAAP and examined and, with respect to the consolidated portion of the financial statement, certified by independent certified public accountants satisfactory to the Agent, which financial statement shall include a consolidated and consolidating balance sheet of the Borrowers and their Subsidiaries as of the end of such fiscal year and consolidated and consolidating statements of income, cash flows and changes in shareholders equity of the Borrowers and their Subsidiaries for such fiscal year, and (ii) a Compliance Certificate, in substantially the form attached to this Agreement as EXHIBIT C, containing a detailed computation of each financial covenant in this Agreement which is applicable for the period reported, and a certification that no change has occurred to the information contained in the Collateral Disclosure List (except as set forth any schedule attached to the certification), each prepared by a Responsible Officer of the Borrowers in a format acceptable to the Agent and (iii) a management letter in the form prepared by the Borrowers' independent certified public accountants.

                   (b) Annual Opinion of Accountant. The Borrowers shall furnish to the Agent and the Lenders as soon as available, but in no event more than ninety (90) days after the close of the Borrowers' fiscal years, a letter or opinion of the accountant who examined and certified the annual financial statement relating to the Borrowers and their Subsidiaries stating whether anything in such accountant's examination has revealed the occurrence of a Default or an Event of Default hereunder, and, if so, stating the facts with respect thereto, and containing a detailed computation of each financial covenant in this Agreement which is applicable for the period reported.

                   (c) Monthly Statements and Certificates. The Borrowers shall furnish to the Agent and the Lenders as soon as available, but in no event more than thirty (30) days after the close of each month, consolidated and consolidating balance sheets of the Borrowers and its Subsidiaries as of the close of such period, consolidated and consolidating income, cash flows and changes in shareholders equity statements for such period, and a Compliance Certificate, in substantially the form attached to this Agreement as EXHIBIT C, containing a detailed computation of each financial covenant in this Agreement which is applicable for the period reported, a certification that no change has occurred to the information contained in the Collateral Disclosure List (except as set forth any schedule attached to the certification), and, for each month which is also the end of fiscal quarter of the Borrowers, a detailed statement reconciling the use of proceeds of the Loans with inter-company indebtedness as contemplated by Section 2.2.1(e), each prepared by a Responsible Officer of or on behalf of each Borrower in a format acceptable to the Lender, all as prepared and certified by a Responsible Officer of the Borrowers and accompanied by a certificate of that officer stating whether, to the knowledge of such officer, any event has occurred which constitutes a Default or an Event of Default hereunder, and, if so, stating the facts with respect thereto.

                   (d) Monthly Reports. The Borrowers shall furnish to the Agent within fifteen (15) days after the end of each fiscal month, a report containing the following information:

                        (i) a detailed aging schedule of all Accounts by Account Debtor, in such detail, and accompanied by such supporting information, as the Agent may from time to time reasonably request;

                        (ii) a detailed schedule of each Borrower's use of the proceeds of the Loans;

                             (iii)     a detailed aging of all accounts payable
    by supplier, in such detail, and accompanied by such supporting information, as the Agent may from time to time reasonably request; and

                             (iv) such other information as the Agent may
    reasonably request.

                   (e) Inventory Reports. The Borrowers shall furnish to the Agent within two (2) Business Days after the 15th and the last Business Day of each fiscal month, a report containing a listing of all Inventory by component, category and location, in such detail, and accompanied by such supporting information as the Agent may from time to time request.

                   (f) Annual Budget and Projections. The Borrowers shall furnish to the Agent and the Lenders as soon as available, but in no event later than the 30th day before the end of each fiscal year:

                        (i) a consolidated and consolidating budget and pro forma financial statements on a month-to- month basis for the following fiscal year, and

                        (ii) five year projections.

                   (g)Information Regarding BUPC, Florida Coast Holding and the Joint Venture. The Borrowers shall furnish, or cause to be furnished, to the Agent and the Lenders no later than forty-five (45) days after the end of each of the Joint Venture's, BUPC's and Florida Coast Holding's fiscal quarters and no later than ninety (90) days after the end of each of the Joint Venture's, BUPC'S and Florida Coast Holding's fiscal years financial statements for the Joint Venture, BUPC and for Florida Coast Holding for such period in form and substance satisfactory to the Agent.

                   (h)Certain Information Furnished to Trustee. The Borrowers will furnish to the Agent and the Lenders, at the same time sent to the Trustee, at least one (l) copy of all financial statements, reports, and other information sent by the Borrowers to the holders of the Senior Secured Notes and the Trustee pursuant to Section 4.03 of the Indenture as in effect on the Closing Date.

                   (i) Additional Reports and Information. The Borrowers shall furnish to the Agent and the Lenders promptly, such additional information, reports or statements as the Agent and/or any of the Lenders may from time to time reasonably request.

              6.1.2 REPORTS TO SEC AND TO STOCKHOLDERS. The Borrowers will furnish to the Agent and the Lenders, promptly upon the filing or making thereof, at least one (l) copy of any and all financial statements, reports, notices and proxy statements sent by the Borrowers to its stockholders, and of any and all regular and other reports filed by the Borrowers with any securities exchange or with the Securities and Exchange Commission.

              6.1.3     RECORDKEEPING, RIGHTS OF INSPECTION, FIELD EXAMINATION,
                        ETC.

                   (a) The Borrowers shall maintain (i) a standard system of accounting in accordance with GAAP, and (ii) proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its properties, business and activities.

                   (b) The Borrowers shall permit authorized representatives of the Agent, who may be accompanied by the Lenders, to visit and inspect the properties of the Borrowers, to review, audit, check and inspect the Collateral at any time with or without notice, to review, audit, check and inspect the Borrowers' other books of record at any time with or without notice and to make abstracts and photocopies thereof, and to discuss the affairs, finances and accounts of the Borrowers and their Subsidiaries, with the officers, directors, employees and other representatives of the Borrowers and their Subsidiaries and their respective accountants, all at such times during normal business hours and other reasonable times and as often as the Agent may reasonably request.

                   (c) The Borrowers hereby irrevocably authorize and direct all accountants and auditors employed by the Borrowers at any time prior to the repayment in full of the Obligations to exhibit and deliver to the Agent and the Lenders copies of any and all of the financial statements, trial balances, management letters, or other accounting records of any nature of the Borrowers in the accountant's or auditor's possession, and to disclose to the Agent and any of the Lenders any information they may have concerning the financial status and business operations of the Borrowers. Further, the Borrowers hereby authorize all Governmental Authorities to furnish to the Agent and the Lenders copies of reports or examinations relating to the Borrowers, whether made by the Borrowers or otherwise.

                   (d) A charge of $650.00 per Agent examiner per day plus any and all costs and expenses incurred by, or on behalf of, the Agent in connection with the conduct of any of the foregoing shall be part of the Enforcement Costs and shall be payable to the Agent upon demand. The Borrowers acknowledge and agree that such expenses may include, but shall not be limited to, any and all out-of-pocket costs and expenses of the Agent's employees and agents in, and when, travelling to the Borrowers' facilities.

              6.1.4 CORPORATE EXISTENCE. Each of the Borrowers shall maintain its corporate existence in good standing in the jurisdiction in which it is incorporated and in each other jurisdiction where it is required to register or qualify to do business if the failure to do so (a) in such other jurisdiction, might have a material adverse effect on the ability of the Borrowers to perform the Obligations, on the conduct of the Borrowers' operations, on the Borrowers' financial condition, or on the value of, or the ability of the Agent and the Lenders to realize upon, the Collateral, or (b) violates Section 6.2.1 below.

              6.1.5 COMPLIANCE WITH LAWS. Each of the Borrowers shall comply with all applicable Laws and observe the valid requirements of Governmental Authorities, the noncompliance with or the nonobservance of which might have a material adverse effect on the ability of the Borrower to perform the Obligations, on the conduct of the Borrower's operations, on the Borrower's financial condition, or on the value of, or the ability of the Agent and the Lenders to realize upon, the Collateral.

              6.1.6 PRESERVATION OF PROPERTIES. Each of the Borrowers will at all times (a) maintain, preserve, protect and keep its properties, whether owned or leased, in good operating condition, working order and repair (ordinary wear and tear excepted), and from time to time will make all proper repairs, maintenance, replacements, additions and improvements thereto needed to maintain such properties in good operating condition, working order and repair, and (b) do or cause to be done all things necessary to preserve and to keep in full force and effect its material franchises, leases of real and personal property, trade names, patents, trademarks and permits which are necessary for the orderly continuance of its business.

              6.1.7 LINE OF BUSINESS. The Borrowers will continue to engage substantially only in the packaging and paper product manufacturing business engaged in by the Borrowers on the date of this Agreement and such business activities as are incidentally related thereto.

              6.1.8 INSURANCE. Each of the Borrowers will at all times maintain with "A" or better rated insurance companies such insurance as is required by applicable Laws and such other insurance, in such amounts, of such types and against such risks, hazards, liabilities, casualties and contingencies as are usually insured against in the same geographic areas by business entities engaged in the same or similar business. Without limiting the generality of the foregoing, each of the Borrowers will keep adequately insured all of its property against loss or damage resulting from fire or other risks insured against by extended coverage and maintain public liability insurance against claims for personal injury, death or property damage occurring upon, in or about any properties occupied or controlled by it, or arising in any manner out of the businesses carried on by it, all in such amounts not less than the Agent shall reasonably determine from time to time. Each of the Borrowers shall deliver to the Agent on the Closing Date (and thereafter on each date there is a material change in the insurance coverage) a certificate of a Responsible Officer of the Borrowers containing a detailed list of the insurance then in effect and stating the names of the insurance companies, the types, the amounts and rates of the insurance, dates of the expiration thereof and the properties and risks covered thereby. Within thirty (30) days after notice in writing from the Agent, the Borrowers will obtain such additional insurance as the Agent may reasonably request.

              6.1.9 TAXES. Except to the extent that the validity or amount thereof is being contested in good faith and by appropriate proceedings, the Borrowers will pay and discharge all Taxes prior to the date when any interest or penalty would accrue for the nonpayment thereof. The Borrowers shall furnish to the Agent at such times as the Agent may require proof satisfactory to the Agent of the making of payments or deposits required by applicable Laws including, without limitation, payments or deposits with respect to amounts withheld by the Borrowers from wages and salaries of employees and amounts contributed by the Borrowers on account of federal and other income or wage taxes and amounts due under the Federal Insurance Contributions Act, as amended.

              6.1.10 ERISA. The Borrowers will, and will cause each of their Commonly Controlled Entities to, comply with the funding requirements of ERISA with respect to employee pension benefit plans for its respective employees. The Borrowers will not permit with respect to any employee benefit plan or plans covered by Title IV of ERISA (a) any prohibited transaction or transactions under ERISA or the Internal Revenue Code, which results, or may result, in any material liability of the Borrowers and Commonly Controlled Entity, or (b) any Reportable Event if, upon termination of the plan or plans with respect to which one or more such Reportable Events shall have occurred, there is or would be any material liability of the Borrowers and Commonly Controlled Entity to the PBGC. Upon the Agent's request, the Borrowers will deliver (and, with respect to any Multiemployer Plan, will use their best efforts to obtain and deliver) to the Agent a copy of the most recent actuarial report, financial statements and annual report completed with respect to any "defined benefit plan", as defined in ERISA.

              6.1.11    NOTIFICATION OF EVENTS OF DEFAULT AND ADVERSE
                        DEVELOPMENTS.

    The Borrowers shall promptly notify the Agent upon obtaining knowledge of the occurrence of:

                   (a)  any Event of Default;

                   (b)  any Default;

                   (c) any litigation instituted or threatened against the Borrowers and of the entry of any judgment or Lien (other than any Permitted Liens and the Lien on the Senior Secured Notes Collateral securing the obligations of the Borrowers with respect to the Senior Secured Notes) against any of the assets or properties of the Borrowers where the claims against the Borrowers exceed Two Hundred Fifty Thousand Dollars ($250,000) and are not covered by insurance;

                   (d) any event, development or circumstance whereby the financial statements furnished hereunder fail in any material respect to present fairly, in accordance with GAAP, the financial condition and operational results of the Borrowers;

                   (e) any judicial, administrative or arbitral proceeding pending against the Borrowers and any judicial or administrative proceeding known by the Borrowers to be threatened against it which, if adversely decided, could materially adversely affect its financial condition or operations (present or prospective);

                   (f) the receipt by any of the Borrowers of any notice, claim or demand from any Governmental Authority which alleges that any of the Borrowers is in violation of any of the terms of, or has failed to comply with any applicable Laws regulating its operation and business, including, but not limited to, the Occupational Safety and Health Act and the Environmental Protection Act, if the violation or the failure might have a material adverse effect on the ability of the Borrower to perform the Obligations, on the conduct of the Borrower's operations, on the Borrower's financial condition, or on the value of, or the ability of the Agent and the Lenders to realize upon, the Collateral; and

                   (g) any other development in the business or affairs of any of the Borrowers which may be materially adverse;

in each case describing in detail satisfactory to the Agent the nature thereof and the action the Borrowers propose to take with respect thereto. The Agent shall promptly send a copy of such notices to the Lenders.

              6.1.12 HAZARDOUS MATERIALS; CONTAMINATION. The Borrowers agree to:

              (a) promptly comply with any Laws requiring the removal, treatment or disposal of Hazardous Materials or Hazardous Materials Contamination and provide the Agent with satisfactory evidence of such compliance;

              (b) provide the Agent, within thirty (30) days after a demand by the Agent, with evidence to the Agent's satisfaction that the necessary funds are available to the responsible Borrowers to pay the cost of complying with such Laws and discharging any Lien which may be established as a result thereof on any property owned or controlled by the Borrowers or for which the Borrowers are, or are claimed to be, responsible; and

             (c) as part of the Obligations, defend, indemnify and hold harmless the Agent, each of the Lenders and each of their respective agents, employees, trustees, successors and assigns from any and all claims which may now or in the future (whether before or after the termination of this Agreement) be asserted as a result of the presence of any Hazardous Materials or any Hazardous Materials Contamination on any property owned, operated or controlled by the Borrowers for which the Borrowers are, or are claimed to be, responsible. The Borrowers acknowledge and agree that this indemnification shall survive the termination of this Agreement and the Commitments and the payment and performance of all of the other Obligations.

              6.1.13 DISCLOSURE OF SIGNIFICANT TRANSACTIONS. The Borrowers shall deliver to the Agent a written notice describing in detail each transaction by it involving the purchase, sale, lease, or other acquisition or loss or casualty to or disposition of an interest in Fixed or Capital Assets which exceeds Two Hundred Fifty Thousand Dollars ($250,000.00), said notices to be delivered to the Agent within thirty (30) days of the occurrence of each such transaction.

              6.1.14    FINANCIAL COVENANTS.

                   (a) TANGIBLE NET WORTH. The Borrowers will at all times (tested as of the end of each fiscal quarter) maintain a Tangible Net Worth of not less than the following:

                        Date                             Amount
    Closing Date through October 30, 1996             $ 3,500,000
    October 31, 1996 through January 30, 1997         $ 5,500,000
    January 31, 1997 through April 29, 1997           $ 6,000,000
    April 1, 1997 through July 30, 1997               $ 6,500,000
    July 31, 1997 through October 30, 1997            $ 7,000,000
    October 31, 1997 through January 30, 1998         $ 7,500,000
    January 31, 1998 through April 29, 1998           $10,000,000
    April 30, 1998 through July 30, 1998              $15,000,000
    July 31, 1998 through October 30, 1998            $17,000,000
    October 31, 1998 through January 30, 1999         $20,000,000

                   Date                                 Amount
    January 31, 1999 through April 29, 1999           $24,000,000
    April 30, 1999 through July 30, 1999              $29,000,000
    July 31, 1999 through October 30, 1999            $31,000,000
    October 31, 1999 through January 30, 2000         $34,000,000
    January 31, 2000 through April 29, 2000           $40,000,000
    April 30, 2000 through July 30, 2000              $45,000,000
    July 31, 2000 through October 30, 2000            $48,000,000
    October 31, 2000 through January 30, 2001         $52,000,000
    January 31, 2001 through April 29, 2001           $56,000,000
    April 30, 2001 and thereafter                     $64,000,000

              (b) INTEREST COVERAGE RATIO. The Borrowers will maintain (tested, commencing October 31, 1996, as of the last day of each fiscal quarter for the period commencing with the first day of the fiscal year and continuing through and including the test date) an Interest Coverage Ratio of not less than the following:
              Fiscal Quarter Ended                        Ratio
                October 31, 1996                       1.20 to 1.0
                January 31, 1997                       1.40 to 1.0
                April 30, 1997                         1.50 to 1.0
                July 31, 1997                          1.50 to 1.0
                October 31, 1997                       1.50 to 1.0
                January 31, 1998                       1.50 to 1.0
                April 30, 1998                         1.70 to 1.0
                July 31, 1998                          1.90 to 1.0
                October 31, 1998                       2.00 to 1.0
                January 31, 1999                       2.00 to 1.0
                April 30, 1999                         2.25 to 1.0
                July 31, 1999 and thereafter           2.50 to 1.0
                   (c) FIXED CHARGE COVERAGE RATIO. The Borrowers will maintain (tested, commencing October 31, 1996, as of the last day of each fiscal quarter for the period commencing with the first day of the fiscal year and continuing through and including the test date) a Fixed Charge Coverage Ratio of not less than the following:

              Fiscal Quarter Ended                        Ratio
     October 31, 1996 and January 31, 1997             0.90 to 1.0
     March 31, 1997 through January 31, 1999           1.00 to 1.0
     April 30, 1999 through April 30, 2001             1.10 to 1.0

                   (d) FUNDED DEBT TO EBITDA RATIO. The Borrowers will maintain (tested, commencing October 31, 1996, as of the last day of each of the Borrower's fiscal quarters (x) with respect to each fiscal quarter up to and including April 30, 1997, for the period commencing with the first day of the fiscal year and continuing through and including the test date and (y) commencing July 31, 1997, for the four (4) quarter period ending on the test date) a ratio of Funded Debt to EBITDA (provided EBITDA shall be annualized for the periods ending prior to July 31, 1997) of not more than the following:

              Fiscal Quarter Ended                        Ratio
                October 31, 1996                      30.00 to 1.0
                January 31, 1997                      10.00 to 1.0
                April 30, 1997                        7.00 to 1.0
                July 31, 1997                         6.00 to 1.0
                October 31, 1997                      5.00 to 1.0
                January 31, 1998                      5.00 to 1.0
                April 30, 1998                        4.75 to 1.0
                July 31, 1998                         4.50 to 1.0
                October 31, 1998                      4.25 to 1.0
                January 31, 1999                      4.00 to 1.0
                April 30, 1999                        3.50 to 1.0
                July 31, 1999 and thereafter          3.00 to 1.0
         (e) LOSSES.    The Borrowers shall not incur a loss (a negative net
profit) for two (2) or more consecutive quarters.

              6.1.15    COLLECTION OF ACCOUNTS AND CHATTEL PAPER.

    Until such time that the Agent shall notify the Borrowers of the revocation of the privilege provided for in this Section

6.1.15, each of the Borrowers shall at its own expense have the privilege for the account of, and in trust for, the Agent and the Lenders of collecting its Accounts and Chattel Paper and receiving in respect thereto all Items of Payment and shall otherwise completely service all of the Accounts and Chattel Paper including (a) the billing, posting and maintaining of complete records applicable thereto, (b) the taking of such action with respect to the Accounts and Chattel Paper as the Agent may request or in the absence of such request, as each of the Borrowers may deem advisable; and (c) the granting, in the ordinary course of business, to any Account Debtor, any rebate, refund or adjustment to which the Account Debtor may be lawfully entitled, and may accept, in connection therewith, the return of Inventory, the sale or lease of which shall have given rise to an Account or Chattel Paper and may take such other actions relating to the settling of any Account Debtor's claim as may be commercially reasonable. The Agent may, at its option, at any time or from time to time after and during the continuance of an Event of Default hereunder, revoke the collection privilege given in this Agreement to any one or more of the Borrowers by either giving notice of its assignment of, and Lien on the Collateral to the Account Debtors or giving notice of such revocation to the Borrowers. The Agent shall not have any duty to, and the Borrowers hereby release the Agent and the Lenders from all claims of loss or damage caused by the delay or failure to collect or enforce any of the Accounts or Chattel Paper or to preserve any rights against any other party with an interest in the Collateral.

              6.1.16    ASSIGNMENTS OF ACCOUNTS AND CHATTEL PAPER.

    The Borrowers will promptly, upon request following and during the continuance of an Event of Default, execute and deliver to the Agent written assignments, in form and content acceptable to the Agent, of specific Accounts and Chattel Paper or groups of Accounts and Chattel Paper; provided, however, the Lien and/or security interest granted to the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations, under this Agreement shall not be limited in any way to or by the inclusion or exclusion of Accounts and Chattel Paper within such assignments. Accounts and Chattel Paper so assigned shall secure payment of the Obligations and are not sold to the Agent and/or the Lenders whether or not any assignment thereof, which is separate from this Agreement, is in form absolute. The Borrowers agree that neither any assignment to the Agent or the Lenders nor any other provision contained in this Agreement or any of the other Financing Documents shall impose on the Agent or the Lenders any obligation or liability of the Borrowers with respect to that which is assigned and the Borrowers hereby agree to indemnify the Agent and the Lenders and hold the Agent and the Lenders harmless from any and all claims, actions,

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

suits, losses, damages, costs, expenses, fees, obligations and liabilities which may be incurred by or imposed upon the Agent and/or the Lenders by virtue of the assignment of and Lien on the Borrower's rights, title and interest in, to, and under the Collateral.

              6.1.17 GOVERNMENT ACCOUNTS. The Borrowers will immediately notify the Agent prior to including among the Eligible Receivables any of the Accounts and Chattel Paper which arise out of contracts with the United States or with any other Governmental Authority, and will, whether or not such Accounts and Chattel Paper are included among the Eligible Receivables, execute any Instruments and take any steps required by the Agent in order that all moneys due and to become due under such contracts shall be assigned to the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations, and notice thereof shall be given to the Governmental Authority under the Federal Assignment of Claims Act or any other applicable Laws.

              6.1.18 NOTICE OF RETURNED INVENTORY, ETC. The Borrowers will promptly notify the Agent of the return, rejection or repossession of any Inventory sold or delivered in respect of any Accounts and Chattel Paper, and of any claims made in regard thereto to the extent that the aggregate purchase price of any such Inventory in any given calendar month exceeds in the aggregate Two Hundred Fifty Thousand Dollars ($250,000.00) for such month.

              6.1.19 INVENTORY. With respect to the Inventory, the Borrowers will: (a) as soon as possible upon demand by the Agent from time to time, prepare and deliver to the Agent designations of Inventory specifying the Borrowers' cost of Inventory and such other matters and information relating to the Inventory as the Agent may reasonably request; (b) keep correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, the Borrowers' cost therefor and the selling price thereof, all of which records shall be available to the officers, employees or agents of the Agent upon demand for inspection and copying thereof; (c) not store any of its Inventory with a bailee, warehouseman or similar Person (other than those disclosed on the Collateral Disclosure List on the date of this Agreement) without the Agent's prior written consent, which consent may be conditioned on, among other things, delivery by the bailee, warehouseman or similar Person to the Agent of warehouse receipts, in form acceptable to the Agent, in the name of the Agent evidencing the storage of Inventory and the interests of the Agent and the Lenders therein; and (d) permit the Agent and its agents or representatives to inspect and examine the Inventory and to check and test the same as to quality, quantity, value and condition at any time or times hereafter during the Borrowers' usual business hours or at other reasonable times.

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

              6.1.20    INSURANCE WITH RESPECT TO INVENTORY.

    The Borrowers will (a) maintain hazard insurance with fire and extended coverage and naming the Agent as an additional insured with loss payable to the Agent as its respective interest may appear on the Inventory in an amount at least equal to the lesser amount of the outstanding principal amount of the Obligations or the fair market value of the Inventory (but in any event sufficient to avoid any co-insurance obligations) and with a specific endorsement to each such insurance policy pursuant to which the insurer agrees to give the Agent at least thirty (30) days written notice before any alteration or cancellation of such insurance policy and that no act or default of the Borrowers shall affect the right of the Agent to recover under such policy in the event of loss or damage; (b) file with the Agent, upon its request, a detailed list of the insurance then in effect and stating the names of the insurance companies, the amounts and rates of the insurance, dates of the expiration thereof and the properties and risks covered thereby; and (c) within thirty (30) days after notice in writing from the Agent, obtain such additional insurance as the Agent may reasonably request.

              6.1.21 MAINTENANCE OF THE COLLATERAL. The Borrowers will maintain the Collateral in good order and will not permit anything to be done to the Collateral which may materially impair the value thereof. The Agent, or an agent designated by the Agent, shall be permitted to enter the premises of the Borrowers and examine, audit and inspect the Collateral at any reasonable time and from time to time without notice. The Agent agrees to act in a commercially reasonable manner when inspecting the premises of the Borrowers and when examining, auditing and/or inspecting the Collateral. The Agent shall not have any duty to, and the Borrowers hereby release the Agent and the Lenders from all claims of loss or damage caused by the delay or failure to collect or enforce any of the Accounts or Chattel Paper or to, preserve any rights against any other party with an interest in the Collateral.

              6.1.22 DEFENSE OF TITLE AND FURTHER ASSURANCES. At its expense, the Borrowers will defend the title to the Collateral (and any part thereof), and will immediately execute, acknowledge and deliver any financing statement, renewal, affidavit, deed, assignment, continuation statement, security agreement, certificate or other document which the Agent may require in order to perfect, preserve, maintain, continue, protect and/or extend the Lien or security interest in the Collateral granted to the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations, under this Agreement, under any of the other Financing Documents and the first priority of that Lien, subject only to the Permitted Liens. The Borrowers will from time to time do whatever the Agent may require by way of obtaining, executing, delivering, and/or filing financing statements, landlords' or mortgagees' waivers, notices of assignment and other notices and amendments and renewals thereof and the Borrowers will take any and all steps and observe such formalities as the Agent may require, in order to create and maintain a valid Lien upon, pledge of, or paramount security interest in, the Collateral, subject to the Permitted Liens. The Borrowers shall pay to the Agent on demand all taxes, costs and expenses incurred by the Agent in connection with the preparation, execution, recording and filing of any such document or instrument. To the extent that the proceeds of any of the Accounts or Chattel Paper of the Borrowers are expected to become subject to the control of, or in the possession of, a party other than the Borrowers or the Agent, the Borrowers shall cause all such parties to execute and deliver on the Closing Date security documents, financing statements or other documents as requested by the Agent and as may be necessary to evidence and/or perfect the security interest of the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations, in those proceeds. The Borrowers agree that a copy of a fully executed security agreement and/or financing statement shall be sufficient to satisfy for all purposes the requirements of a financing statement as set forth in Article 9 of the applicable Uniform Commercial Code. Each Borrower hereby irrevocably appoints the Agent as the Borrower's attorney-in-fact, with power of substitution, in the name of the Agent or in the name of the Borrower or otherwise, for the use and benefit of the Agent for itself and the Lenders, but at the cost and expense of the Borrowers and without notice to the Borrowers, to execute and deliver any and all of the instruments and other documents and take any action which the Agent may require pursuant to the foregoing provisions of this Section 6.1.22.

              6.1.23 BUSINESS NAMES; LOCATIONS. Each Borrower will notify the Agent not less than thirty (30) days prior to (a) any change in the name under which the Borrower conducts its business, (b) any change of the location of the chief executive office of the Borrower, and (c) the opening of any new place of business or the closing of any existing place of business, and any change in the location of the places where the Collateral, or any part thereof, or the books and records, or any part thereof, are kept.

              6.1.24    SUBSEQUENT OPINION OF COUNSEL AS TO RECORDING
                        REQUIREMENTS.

    In the event that any of the Borrowers shall transfer its principal place of business or the office where it keeps its records pertaining to the Collateral, upon the Agent's request the Borrowers will provide to the Agent a subsequent opinion of counsel as to the filing, recording and other requirements with which the Borrowers have complied to maintain the Lien and security interest in favor of the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations, in the Collateral.

              6.1.25 USE OF PREMISES AND EQUIPMENT. Subject to the rights of the Trustee under the Indenture and the holders of the Senior Secured Notes in the Senior Secured Notes Collateral (including, without limitation, their absolute right following a default or an event of default to remove Senior Secured Notes Collateral), the Borrowers agree that until the Obligations are fully paid and all of the Commitments have been terminated or have expired, the Agent (a) after and during the continuance of a Default or an Event of Default, may use any of the Borrowers' owned or leased lifts, hoists, trucks and other facilities or equipment for handling or removing the Collateral and for completing work-in-process; and (b) shall have, and is hereby granted, a right of ingress and egress to the places where the Collateral is located, and may proceed over and through any of the Borrowers' owned or leased property.

              6.1.26 PROTECTION OF COLLATERAL. The Borrowers agree that the Agent may at any time following and during the continuance of an Event of Default take such steps as the Agent deems reasonably necessary to protect the interest of the Agent and the Lenders in, and to preserve the Collateral, including, the hiring of such security guards or the placing of other security protection measures as the Agent deems appropriate, may employ and maintain at any of the Borrowers' premises a custodian who shall have full authority to do all acts necessary to protect the interests of the Agent and the Lenders in the Collateral and may lease warehouse facilities to which the Agent may move all or any part of the Collateral to the extent commercially reasonable. The Borrowers agree to cooperate fully with the Agent's efforts to preserve the Collateral and will take such actions to preserve the Collateral as the Agent may reasonably direct. All of the Agent's expenses of preserving the Collateral, including any reasonable expenses relating to the compensation and bonding of a custodian, shall part of the Enforcement Costs.

    SECTION 6.2 NEGATIVE COVENANTS. So long as any of the Obligations or the Commitments therefor shall be outstanding hereunder, the Borrowers agree with the Agent and the Lenders that without the prior written consent of the Agent and the Requisite Lenders:

              6.2.1     CAPITAL STRUCTURE, MERGER, ACQUISITION OR SALE OF
                        ASSETS.

    The Borrowers will not alter or amend their capital structure, authorize any additional class of equity, issue any stock or equity of any class (other than by an initial public offering by FMC, the

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

proceeds of which may be used to repay the Senior Secured Notes and other than warrants issued to Bear Stearns & Co., Inc. to purchase 1.3% of the common stock of FMC), enter into any merger (except a Permitted Subsidiary Merger) or consolidation or amalgamation, windup or dissolve themselves (or suffer any liquidation or dissolution) or acquire all or substantially all the assets of any Person except pursuant to a Permitted Other Investment, or sell, lease or otherwise dispose of any of assets (except Inventory disposed of in the ordinary course of business unless an Event of Default shall be continuing and obsolete and/or surplus equipment sold on commercially reasonable terms). Any consent of the Requisite Lenders to the disposition of any assets may be conditioned on a specified use of the proceeds of disposition. The Borrowers shall notify the Agent and the Lenders prior to each proposed Permitted Subsidiary Merger and each Permitted Other Investment and prior to the same shall provide the Agent and the Lenders with such information as Agent and the Lenders may reasonably request, which information shall demonstrate to the Requisite Lenders' reasonable satisfaction that the proposed merger will be a Permitted Subsidiary Merger or a Permitted Other Investment.

              6.2.2 SUBSIDIARIES. The Borrowers will not create or acquire any Subsidiaries other than the Subsidiaries identified on the Collateral Disclosure List and Subsidiaries which, if the Lenders and the Agent so require in the exercise of their sole and absolute discretion from time to time, have become Additional Borrowers and have executed an Additional Borrower Joinder Supplement and such other Financing Documents as the Agent or the Requisite Lenders may require.

              6.2.3     ISSUANCE OF STOCK.   The Borrowers will not issue, or
grant any option or right to purchase, any of their capital stock, other than by an initial public offering by FMC and other than common stock issued to Bear Stearns & Co., Inc. pursuant to its warrant to purchase 1.3% of the common stock of FMC.

              6.2.4     PURCHASE OR REDEMPTION OF SECURITIES, DIVIDEND
                        RESTRICTIONS.

    The Borrowers will not purchase, redeem or otherwise acquire any shares of their capital stock or warrants now or hereafter outstanding, declare or pay any dividends thereon (other than stock dividends), apply any of their property or assets to the purchase, redemption or other retirement of, set apart any sum for the payment of any dividends on, or for the purchase, redemption, or other retirement of, make any distribution by reduction of capital or otherwise in respect of, any shares of any class of capital stock of the Borrowers, or any warrants, permit any Subsidiary to purchase or acquire any shares of any class of capital stock of, or warrants issued by, the Borrowers, make any distribution to stockholders or set aside any funds for any such purpose, and not prepay, purchase or redeem any Indebtedness for Borrowed Money other than the Obligations and other than redemptions (a) required by the terms of the Senior Secured Notes Documents in effect on the date of this Agreement in the event of a "Change of Control" (as that term is defined in the Indenture as in effect on the Closing), (b) made as a result of an "Excess Proceeds Offer" (as that term is defined in the Indenture as in effect on the Closing Date), or (c) made from the proceeds of an initial public offering of FMC of the instruments issued pursuant to the Senior Secured Notes Documents.

              6.2.5 INDEBTEDNESS. The Borrowers will not create, incur, assume or suffer to exist any Indebtedness for Borrowed Money except:

                   (a)  the Obligations;

                   (b)  Indebtedness represented by the Senior Secured Notes;

                   (c)other Indebtedness described in SCHEDULE 4.1.14 to this Agreement;

                   (d)  Indebtedness secured by Permitted Liens;

                   (e) Indebtedness of Georgia which arises solely by operation of law from Georgia's status as a general partner of Box USA of Florida, L.P.;

                   (f)  Subordinated Indebtedness; and

                   (g) Indebtedness of the Borrowers existing on the date hereof and reflected on the financial statements furnished pursuant to
    Section 4.1.11 (Financial Condition).

              6.2.6     INVESTMENTS, LOANS AND OTHER
                        TRANSACTIONS.

    Except as otherwise provided in this Agreement, the Borrowers will not directly or indirectly (a) make, assume or acquire any investment in any real property (unless used in connection with their business and treated as a Fixed or Capital Asset of the Borrowers) or any Person (except for a Permitted Subsidiary Merger), whether by stock purchase, capital contribution (except to a Borrower), acquisition of indebtedness of such Person or otherwise (including, without limitation, investments in any joint venture or partnership), (b) guaranty or otherwise become contingently liable for the indebtedness or obligations of any Person other than a Borrower with respect to indebtedness such Borrower is permitted to incur under the terms of this Agreement,

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

or (c) make any loans or advances, or otherwise extend credit to any Person, except:

                             (i)  any advance to an officer of the Borrowers
    for travel or other business expenses in the ordinary course of business, provided that the aggregate amount of all such advances by the Borrowers (taken as a whole) outstanding at any time shall not exceed two hundred fifty thousand dollars ($250,000.00) in the aggregate for all officers;

                             (ii) the endorsement of negotiable instruments for
    deposit or collection or similar transactions in the ordinary course of business;

                             (iii)     loans under the Subordinated Credit
    Facility not to exceed $10,000,000 in the aggregate principal amount outstanding at any time;

                             (iv) any investment in Cash Equivalents, which are
    pledged to the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations, as collateral and security for the Obligations;

                             (v)  trade credit extended to customers in the
    ordinary course of business;

                        (vi)  Permitted Other Investments; and

                        (vii)obligations incurred pursuant to Section 2.2.1(e).

              6.2.7 OPERATING LEASE OBLIGATIONS. The Borrowers will not incur or permit to exist any Lease Obligations except Capital Leases expressly permitted by this Agreement, if the aggregate amount of all such Lease Obligations of the Borrowers (taken as a whole) would at any time exceed Five Hundred Thousand Dollars ($500,000) during any fiscal year of the Borrowers.

              6.2.8 CAPITAL EXPENDITURES. The Borrowers will not directly or indirectly (by way of the acquisition of the securities of a Person or otherwise), make any Capital Expenditures in the aggregate for the Borrowers (taken as a whole) exceeding Seventeen Million Five Hundred Thousand Dollars ($17,500,000) for the 1997 fiscal year or Twenty-One Million Five Hundred Thousand Dollars ($21,500,000) for each fiscal year thereafter.

              6.2.9 SUBORDINATED INDEBTEDNESS. The Borrowers will not make:

                   (a) any payment of principal of, or interest on, any of the Subordinated Indebtedness if a Default or an Event of Default then exists hereunder or would result from such payment;

                   (b) any payment of the principal or interest due on the Subordinated Indebtedness as a result of acceleration thereunder;

                   (c) any amendment or modification of or supplement to the documents evidencing or securing the Subordinated Indebtedness; and

                   (d) payment of principal or interest on the Subordinated Indebtedness other than when due (without giving effect to any acceleration of maturity or mandatory prepayment).

              6.2.10 LIENS. Each Borrower agrees that it (a) will not create, incur, assume or suffer to exist any Lien upon any of its properties or assets, whether now owned or hereafter acquired, except for Liens securing the Obligations and Permitted Liens, it being understood and agreed by the Borrowers that, (i) without implying any limitation on the provisions of this Section
6.2.10 or this Agreement, at no time shall there exist a Lien on "limited contribution rights" (defined at the end of this Section), and (ii) that the Borrowers may grant liens on their respective real property (including real property owned, leasehold interests and improvements) to the Trustee to secure the holders of the Indebtedness referred to in Section 6.2.5(b), (b) will not agree to, assume or suffer to exist any provision in any instrument or other document for confession of judgment, cognovit or other similar right or remedy,
(c) will not allow or suffer to exist any Permitted Liens to be superior to Liens securing the Obligations, (d) will not enter into any contracts for the consignment of Inventory to the Borrower (other than those consignment contracts with Signode Corporation which are covered by financing statements in existence on the date of this Agreement and which provide that when Signode Corporation goods are taken for use by the Borrowers, Signode Corporation's interest in such goods and the proceeds thereof shall cease and be of no further force or effect), will not execute or suffer the filing of any financing statements or the posting of any signs giving notice of consignments to the Borrower, and will not, as a material part of its business, engage in the sale of Inventory belonging to others, and (e) will not allow or suffer to exist the failure of any Lien described in the Security Documents to attach to, and/or remain at all times perfected on, any of the Collateral described in the Security Documents. The term "limited contribution rights" means the collective reference to the rights of contribution arising in favor of any one or more of the Borrowers from another Borrower on account of the other

Borrower's receipt of Loan proceeds in excess of that to which it would be entitled based on its portion of the Borrowing Base.

              6.2.11 TRANSACTIONS WITH AFFILIATES. The Borrowers will not enter into or participate in any transaction with any Affiliate, except that the Borrowers may purchase no more than 50% of the production of product from the Joint Venture at a price no more than that provided in the Output Purchase Agreement (as in effect on the Closing Date) and the Borrowers may make loans to BUPC or the Joint Venture under the Subordinated Credit Facility to the extent permitted by Section 6.2.6, and except that the Borrowers may in the ordinary course of their business engage in such transactions (i) if the terms of the transactions are no less favorable to the applicable Borrowers than those which would have been obtained with an unrelated Person, (ii), if no Default or Event of Default would result otherwise therefrom, and (iii) if the Borrowers provide the Lenders with a certificate from a Responsible Officer that the transaction complies with items (i) and (ii) and has been approved in advance by a majority of the disinterested members of the applicable Borrowers' Board of Directors.

              6.2.12 OTHER BUSINESSES. The Borrowers and their Subsidiaries will not engage directly or indirectly in any business other than their current line of business described elsewhere in this Agreement.

              6.2.13 ERISA COMPLIANCE. Neither the Borrowers nor any Commonly Controlled Entity shall: (a) engage in or permit any "prohibited transaction" (as defined in ERISA); (b) cause any "accumulated funding deficiency" as defined in ERISA and/or the Internal Revenue Code; (c) terminate any pension plan in a manner which could result in the imposition of a lien on the property of the Borrowers pursuant to ERISA; (d) terminate or consent to the termination of any Multiemployer Plan; or (e) incur a complete or partial withdrawal with respect to any Multiemployer Plan, if such withdrawal would result in a material liability to the Borrowers.

              6.2.14 PROHIBITION ON HAZARDOUS MATERIALS. The Borrowers shall not place, manufacture or store or permit to be placed, manufactured or stored any Hazardous Materials on any property owned, operated or controlled by the Borrowers or for which the Borrowers are responsible other than Hazardous Materials placed or stored on such property in accordance with applicable Laws in the ordinary course of the Borrowers' business expressly described in this Agreement.

              6.2.15 METHOD OF ACCOUNTING; FISCAL YEAR. Each Borrower agrees that:

                   (a) None of the Borrowers shall change the method of accounting employed in the preparation of any financial


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

statements furnished to the Lenders under the provisions of Section 6.1.1 (Financial Statements) of this Agreement, unless required to conform to GAAP and on the condition that the Borrower's accountants shall furnish such information as the Agent or the Lenders may request to reconcile the changes with the Borrower's prior financial statements and reset the financial covenants contained in this Agreement.

                   (b) The Borrowers will not change their fiscal year from a year ending on July 31 unless the Borrowers have given the Agent notice thereof no less than 180 days prior to the end of the proposed new fiscal year end, and the Borrowers' accountants shall furnish such information as the Agent or the Lenders may request to reconcile the change with the Borrowers' prior financial statements and reset the financial covenants contained in this Agreement.

              6.2.16 COMPENSATION. None of the Borrowers will pay any bonuses, fees, compensation, commissions, salaries, drawing accounts, or other payments (cash and non-cash), whether direct or indirect, to any stockholders of the Borrowers, or any Affiliate of the Borrowers, other than reasonable compensation for actual services rendered by stockholders in their capacity as officers or employees of the Borrowers.

              6.2.17 TRANSFER OF COLLATERAL. The Borrowers will not transfer, or permit the transfer, to another location of any of the Collateral or the books and records related to any of the Collateral, except in compliance with Section 6.1.23.

              6.2.18 SALE AND LEASEBACK. The Borrowers will not directly or indirectly enter into any arrangement to sell or transfer all or any substantial part of its fixed assets and thereupon or within one year thereafter rent or lease the assets so sold or transferred.

              6.2.19 DISPOSITION OF COLLATERAL. The Borrowers will not sell, discount, allow credits or allowances, transfer, assign, extend the time for payment on, convey, lease, assign, transfer or otherwise dispose of the Collateral, except, absent an Event of Default, dispositions expressly permitted elsewhere in this Agreement, and the sale of Inventory in the ordinary course of business.

                                      ARTICLE 7

                           DEFAULT AND RIGHTS AND REMEDIES

    SECTION 7.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "Event of Default" under the provisions of this Agreement:

              7.1.1 FAILURE TO PAY. The failure of the Borrowers to pay any of the Obligations as and when due and payable in accordance with the provisions of this Agreement, the Notes and/or any of the other Financing Documents.

              7.1.2     BREACH OF REPRESENTATIONS
                        AND WARRANTIES.

    Any representation or warranty made in this Agreement or in any report, statement, schedule, certificate, opinion (including any opinion of counsel for the Borrowers), financial statement or other document furnished in connection with this Agreement, any of the other Financing Documents, or the Obligations, shall prove to have been false or misleading when made (or, if applicable, when reaffirmed) in any material respect.

              7.1.3 FAILURE TO COMPLY WITH COVENANTS. The failure of the Borrowers to perform, observe or comply with any covenant, condition or agreement contained in this Agreement.

              7.1.4     DEFAULT UNDER OTHER FINANCING DOCUMENTS OR OBLIGATIONS.

    A default shall occur under any of the other Financing Documents or under any other Obligations, and such default is not cured within any applicable grace period provided therein.

              7.1.5 RECEIVER; BANKRUPTCY. Any Borrower or any Subsidiary shall (a) apply for or consent to the appointment of a receiver, trustee or liquidator of itself or any of its property, (b) admit in writing its inability to pay its debts as they mature, (c) make a general assignment for the benefit of creditors, (d) be adjudicated a bankrupt or insolvent, (e) file a voluntary petition in bankruptcy or a petition or an answer seeking or consenting to reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or take corporate action for the purposes of effecting any of the foregoing, or (f) by any act indicate its consent to, approval of or acquiescence in any such proceeding or the appointment of any receiver of or trustee for any of its property, or suffer any such receivership, trusteeship or proceeding to continue undischarged for a period of sixty (60) days, or (g) by any act indicate its consent to, approval of or acquiescence in any order, judgment or decree by any court of competent jurisdiction or any Governmental Authority enjoining or otherwise prohibiting the operation of a material portion of the Borrowers' or any Subsidiary's business or the use or disposition of a material portion of the Borrower's or any Subsidiary's assets.

              7.1.6 INVOLUNTARY BANKRUPTCY, ETC. (a) An order for relief shall be entered in any involuntary case brought against any Borrower or any Subsidiary under the Bankruptcy Code, or (b) any such case shall be commenced against any Borrower or any Subsidiary and shall not be dismissed within sixty
(60) days after the filing of the petition, or (c) an order, judgment or decree under any other Law is entered by any court of competent jurisdiction or by any other Governmental Authority on the application of a Governmental Authority or of a Person other than any Borrower or any Subsidiary (i) adjudicating any Borrower, or any Subsidiary bankrupt or insolvent, or (ii) appointing a receiver, trustee or liquidator of any Borrower or of any Subsidiary, or of a material portion of the Borrower's or any Subsidiary's assets, or (iii) enjoining, prohibiting or otherwise limiting the operation of a material portion of the Borrower's or any Subsidiary's business or the use or disposition of a material portion of the Borrower's or any Subsidiary's assets, and such order, judgment or decree continues unstayed and in effect for a period of thirty (30) days from the date entered.

              7.1.7 JUDGMENT. Unless adequately insured in the opinion of the Lender, the entry of a final judgment for the payment of money involving more than $250,000 against any Borrower or any Subsidiary, and the failure by the Borrower or such Subsidiary to discharge the same, or cause it to be discharged, within thirty (30) days from the date of the order, decree or process under which or pursuant to which such judgment was entered, or to secure a stay of execution pending appeal of such judgment.

              7.1.8 EXECUTION; ATTACHMENT. Any execution or attachment shall be levied against the Collateral, or any part thereof, and such execution or attachment shall not be set aside, discharged or stayed within thirty (30) days after the same shall have been levied.

              7.1.9 DEFAULT UNDER OTHER BORROWINGS. Default shall be made with respect to Indebtedness for Borrowed Money (other than the Loans) with an aggregate principal balance in excess of $250,000 if the effect of such default is to accelerate the maturity of such Indebtedness for Borrowed Money or to permit the holder or obligee thereof or other party thereto to cause such Indebtedness for Borrowed Money to become due prior to its stated maturity.

              7.1.10 CHALLENGE TO AGREEMENTS. Any Borrower shall challenge the validity and binding effect of any provision of any of the Financing Documents or shall state its intention to make such a challenge of any of the Financing Documents or any of the Financing Documents shall for any reason (except to the extent permitted by its express terms) cease to be effective or to create a valid and perfected first priority Lien (except for Permitted Liens) on, or security interest in, any of the Collateral.

              7.1.11 MATERIAL ADVERSE CHANGE. The Agent in its sole discretion determines in good faith that a material adverse change has occurred in the financial condition of the Borrowers.

              7.1.12 IMPAIRMENT OF POSITION. The Agent in its sole discretion determines in good faith that an event has occurred which impairs the prospect of payment of any of the Obligations and/or the value of the Collateral.

              7.1.13    LIQUIDATION, TERMINATION, DISSOLUTION, CHANGE IN
                        CONTROL.

    Except as expressly permitted elsewhere in this Agreement, the Borrowers shall liquidate, dissolve or terminate its existence or any Change in Control occurs with respect to a Borrower without the prior consent of the Requisite Lenders.

    SECTION 7.2 REMEDIES. Upon the occurrence of an Event of Default and the continuance thereof, the Agent may, in the exercise of its sole and absolute discretion from time to time, and shall, at the direction of the Requisite Lenders, at any time thereafter exercise any one or more of the following rights, powers or remedies.

              7.2.1 ACCELERATION. The Agent may and shall, at the direction of the Requisite Lenders, declare any or all of the Obligations to be immediately due and payable, notwithstanding anything contained in this Agreement or in any of the other Financing Documents to the contrary, without presentment, demand, protest, notice of protest or of dishonor, or other notice of any kind, all of which the Borrowers hereby waive.

              7.2.2 FURTHER ADVANCES. The Agent may, and shall, at the direction of the Requisite Lenders, from time to time without notice to the Borrowers suspend, terminate or limit any further advances, loans or other extensions of credit under the Commitment under this Agreement and/or under any of the other Financing Documents. Further, upon the occurrence of an Event of Default or Default specified in Sections 7.1.5 (Receiver; Bankruptcy) or 7.1.6 (Involuntary Bankruptcy, etc.) above, the Revolving Credit Commitments and any agreement in any of the Financing Documents to provide additional credit shall immediately and automatically terminate and the unpaid principal amount of the Notes (with accrued interest thereon) and all other Obligations then outstanding, shall immediately become due and payable without further action of any kind and without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrowers.

              7.2.3 UNIFORM COMMERCIAL CODE. The Agent shall have all of the rights and remedies of a secured party under the applicable Uniform Commercial Code and other applicable Laws. Upon demand by the Agent, the Borrowers shall assemble the Collateral and make it available to the Agent, at a place designated by the Agent. The Agent or its agents may without notice from time to time enter upon the Borrowers' premises to take possession of the Collateral, to remove it, to render it unusable, to process it or otherwise prepare it for sale, or to sell or otherwise dispose of it.

    Any written notice of the sale, disposition or other intended action by the Agent with respect to the Collateral which is sent by regular mail, postage prepaid, to the Borrowers at the address set forth in Section 9.1 of this Agreement, or such other address of the Borrowers which may from time to time be shown on the Agent's records, at least ten (10) days prior to such sale, disposition or other action, shall constitute commercially reasonable notice to the Borrowers. The Agent may alternatively or additionally give such notice in any other commercially reasonable manner. Nothing in this Agreement shall require the Agent to give any notice not required by applicable Laws.

    If any consent, approval, or authorization of any state, municipal or other Governmental Authority or of any other Person or of any Person having any interest therein, should be necessary to effectuate any sale or other disposition of the Collateral, the Borrowers agree to execute all such applications and other instruments, and to take all other action, as may be required in connection with securing any such consent, approval or authorization.

              7.2.4     SPECIFIC RIGHTS WITH REGARD TO COLLATERAL.

    In addition to all other rights and remedies provided hereunder or as shall exist at law or in equity from time to time, the Agent may (but shall be under no obligation to), without notice to the Borrowers, and each Borrower hereby irrevocably appoints the Agent as its attorney-in-fact, with power of substitution, in the name of the Agent and/or any or all of the Lenders and/or in the name of the Borrower or otherwise, for the use and benefit of the Agent and the Lenders, but at the cost and expense of the Borrowers and without notice to the Borrowers:

                   (a) request any Account Debtor obligated on any of the Accounts to make payments thereon directly to the Agent, with the Agent taking control of the cash and non-cash proceeds thereof;

                   (b) compromise, extend or renew any of the Collateral or deal with the same as it may deem advisable;

                   (c) make exchanges, substitutions or surrenders of all or any part of the Collateral;

                   (d) copy, transcribe, or remove from any place of business of the Borrowers or any Subsidiary all books, records, ledger sheets, correspondence, invoices and documents, relating to or evidencing any of the Collateral or without cost or expense to the Agent or the Lenders, make such use of the Borrowers' or any Subsidiary's place(s) of business as may be reasonably necessary to administer, control and collect the Collateral;

                   (e) repair, alter or supply Inventory if necessary to fulfill in whole or in part the purchase order of any Account Debtor;

                   (f) demand, collect, receipt for and give renewals, extensions, discharges and releases of any of the Collateral;

                   (g) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Collateral;

                   (h) settle, renew, extend, compromise, compound, exchange or adjust claims in respect of any of the Collateral or any legal proceedings brought in respect thereof;

                   (i) endorse or sign the name of the Borrowers upon any items of payment, certificates of title, instruments, securities, stock powers, documents, documents of title, financing statements, assignments, notices or other writing relating to or part of the Collateral and on any proof of claim in bankruptcy against an Account Debtor;

                   (j) notify the Post Office authorities to change the address for the delivery of mail to the Borrowers to such address or Post Office Box as the Agent may designate and receive and open all mail addressed to the Borrowers, provided that the Borrowers shall be afforded a reasonable opportunity to be present as such mail is opened, to obtain copies of all mail which is retained by the Agent or the Lenders as part of the Collateral, and to obtain the originals of all other mail; and

                   (k) take any other action necessary or beneficial to realize upon or dispose of the Collateral or to carry out the terms of this Agreement.

              7.2.5 APPLICATION OF PROCEEDS. Any proceeds of sale or other disposition of the Collateral will be applied by the Agent to the payment first of any and all Agent's Obligations, then to any and all Enforcement Costs, and any balance of such proceeds will be remitted to the Lenders in like currency and funds received ratably in accordance with their respective Pro Rata Shares of such balance. Each Lender shall apply any such proceeds received from the Agent to its Obligations in such order and manner as such Lender shall determine. If the sale or other disposition of the Collateral fails to fully satisfy the Obligations, the Borrowers shall remain liable to the Agent and the Lenders for any deficiency.

              7.2.6 PERFORMANCE BY AGENT. If the Borrowers shall fail to pay the Obligations or otherwise fail to perform, observe or comply with any of the conditions, covenants, terms, stipulations or agreements contained in this Agreement or any of the other Financing Documents, the Agent without notice to or demand upon the Borrowers and without waiving or releasing any of the Obligations or any Default or Event of Default, may (but shall be under no obligation to) at any time during the continuance of a Default or Event of Default make such payment or perform such act for the account and at the expense of the Borrowers, and may enter upon the premises of the Borrowers for that purpose and take all such action thereon as the Agent may consider necessary or appropriate for such purpose and the Borrowers hereby irrevocably appoints the Agent as its attorney-in-fact to do so, with power of substitution, in the name of the Agent or in the name of the Borrowers or otherwise, for the use and benefit of the Agent, but at the cost and expense of the Borrowers and without notice to the Borrowers. All sums so paid or advanced by the Agent together with interest thereon from the date of payment, advance or incurring until paid in full at the Post-Default Rate and all costs and expenses, shall be deemed part of the Enforcement Costs, shall be paid by the Borrower to the Agent on demand, and shall constitute and become a part of the Agent's Obligations.

              7.2.7 OTHER REMEDIES. The Agent may from time to time proceed to protect or enforce the rights of the Agent and/or any of the Lenders by an action or actions at law or in equity or by any other appropriate proceeding, whether for the specific performance of any of the covenants contained in this Agreement or in any of the other Financing Documents, or for an injunction against the violation of any of the terms of this Agreement or any of the other Financing Documents, or in aid of the exercise or execution of any right, remedy or power granted in this Agreement, the Financing Documents, and/or applicable Laws. The

Agent and each of the Lenders is authorized to offset and apply to all or any part of the Obligations all moneys, credits and other property of any nature whatsoever of the Borrowers now or at any time hereafter in the possession of, in transit to or from, under the control or custody of, or on deposit with, the Agent, any of the Lenders or any Affiliate of the Agent or any of the Lenders. Notwithstanding the foregoing, the Agent and the Lenders acknowledge that the Trustee and the holders of the Senior Secured Notes have a first priority security interest in the Senior Secured Notes Collateral and all cash and non-cash proceeds thereof and agree that all such Senior Secured Notes Collateral and proceeds which are received by the Agent or any of the Lenders shall not be subject to the rights of the Agent and the Lenders under this
Section 7.2.7 and shall be returned to the Trustee promptly on demand by the Trustee or any of the holders of the Senior Secured Notes Collateral.

                                      ARTICLE 8

                                      THE AGENT

    SECTION 8.1 APPOINTMENT. Each Lender hereby designates and appoints NationsBank as its agent under this Agreement and the Financing Documents, and each Lender hereby irrevocably authorizes the Agent to take such action or to refrain from taking such action on its behalf under the provisions of this Agreement and the Financing Documents and to exercise such powers as are set forth herein or therein, together with such other powers as are reasonably incidental thereto. The Agent agrees to act as such on the express conditions contained in this Article 8. The provisions of this Article 8 are solely for the benefit of the Agent and the Lenders and neither the Borrowers nor any Person shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, the Agent shall act solely as an administrative representative of the Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Lenders, the Borrowers or any Person. The Agent may perform any of its duties hereunder, or under the Financing Documents, by or through its agents or employees.

    SECTION 8.2    NATURE OF DUTIES.

              8.2.1     IN GENERAL.    The Agent shall have no duties,
obligations or responsibilities except those expressly set forth in this Agreement or in the Financing Documents. The duties of the Agent shall be mechanical and administrative in nature. The Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender. Each Lender shall make its own independent investigation of the financial condition and affairs of the Borrowers in connection with the extension of credit hereunder and shall make its own appraisal of the credit worthiness of the Borrowers, and, except as herein provided, the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the Closing Date or at any time or times thereafter. If the Agent seeks the consent or approval of any the Lenders to the taking or refraining from taking any action hereunder, then the Agent shall send notice thereof to each Lender. The Agent shall promptly notify each Lender any time that the applicable percentage of the Lenders have instructed the Agent to act or refrain from acting pursuant hereto.

              8.2.2     EXPRESS AUTHORIZATION.   The Agent is hereby expressly
and irrevocably authorized by each of the Lenders, as agent on behalf of itself and the other Lenders:

                   (a) To receive on behalf of each of the Lenders any payment or collection on account of the Obligations and to distribute to each Lender its Pro Rata Share of all such payments and collections so received as provided in this Agreement;

                   (b) To receive all documents and items to be furnished to the Lenders under the Financing Documents (nothing contained herein shall relieve the Borrowers of any obligation to deliver any item directly to the Lenders to the extent expressly required by the provisions of this Agreement);

                   (c) To act or refrain from acting in this Agreement and in the other Financing Documents with respect to those matters so designated for the Agent;

                   (d) To act as nominee for and on behalf of the Lenders in and under this Agreement and the other Financing Documents;

                   (e) To arrange for the means whereby the funds of the Lenders are to be made available to the Borrowers;

                   (f) To distribute promptly to the Lenders, if required by the terms of this Agreement or if requested by one or more of the Lenders, all written information, requests, notices, Loan Notices, payments, Prepayments, documents and other items received from the Borrowers or other Person;

                   (g) To amend, modify, or waive any provisions of this Agreement or the other Financing Documents on behalf of the Lenders subject to the requirement that certain of the Lenders' consent be obtained in certain instances as provided in Sections 8.12 and 9.2;

                   (h) To deliver to the Borrowers and other Persons, all requests, demands, approvals, notices, and consents received from any of the Lenders;

                   (i) To exercise on behalf of each Lender all rights and remedies of the Lenders upon the occurrence of any Event of Default and/or Default specified in this Agreement and/or in any of the other Financing Documents or applicable Laws;

                   (j) To execute any of the Security Documents and any other documents on behalf of the Lenders as the secured party for the benefit of itself and the Lenders; and

                   (k) To take such other actions as may be requested by the Requisite Lenders of the Lenders.

    SECTION 8.3 RIGHTS, EXCULPATION, ETC. Neither the Agent nor any of its officers, directors, employees or agents shall be liable to any Lender for any action taken or omitted by them hereunder or under any of the Financing Documents, or in connection herewith or therewith, except that the Agent shall be obligated on the terms set forth herein for performance of its express obligations hereunder, and except that the Agent shall be liable with respect to its own gross negligence or willful misconduct. The Agent shall not be liable for any apportionment or distribution of payments made by it in good faith and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from the other Lenders any payment in excess of the amount to which they are determined to be entitled (and such other Lenders hereby agree to return to such Lender any such erroneous payments received by them). The Agent shall not be responsible to any Lender for any recitals, statements, representations or warranties herein or for the execution, effectiveness, genuineness, validity, enforceability, collectible, or sufficiency of this Agreement or any of the Financing Documents or the transactions contemplated thereby, or for the financial condition of any Person. The Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the Financing Documents or the financial condition of any Person, or the existence or possible existence of any Default or Event of Default. The Agent may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Financing Documents the Agent is permitted or required to take or to grant, and the Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Financing Documents until it shall have received such instructions from the applicable percentage of the Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting under this Agreement or any of the other Financing Documents in accordance with the instructions of the applicable percentage of the Lenders and notwithstanding the instructions of the Lenders, the Agent shall have no obligation to take any action if it, in good faith believes that such action exposes the Agent to any liability.

    SECTION 8.4 RELIANCE. The Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message or other communication (including any writing, telex, telecopy or telegram) believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the Financing Documents and its duties hereunder or thereunder, upon advice of counsel selected by it. The Agent may deem and treat the original Lenders as the owners of the respective Notes for all purposes until receipt by the Agent of a written notice of assignment, negotiation or transfer of any interest therein by the Lenders in accordance with the terms of this Agreement. Any interest, authority or consent of any holder of any of the Notes shall be conclusive and binding on any subsequent holder, transferee, or assignee of such Notes.The Agent shall be entitled to rely upon the advice of legal counsel, independent accountants, and other experts selected by the Agent in its sole discretion.

    SECTION 8.5 INDEMNIFICATION. Each Lender, severally, agrees to reimburse and indemnify the Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements including, without limitation, Enforcement Costs, of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any of the Financing Documents or any action taken or omitted by the Agent under this Agreement for any of the Financing Documents, in proportion to each Lender's Pro Rata Share, all of the foregoing as they may arise, asserted or imposed from time to time; PROVIDED, HOWEVER, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements resulting from the Agent's gross negligence or willful misconduct. The obligations of the Lenders under this Section 8.5 shall survive the payment in full of the Obligations and the termination of this Agreement.

    SECTION 8.6 NATIONSBANK INDIVIDUALLY. NationsBank is a "Lender" and with respect to its Commitments and the Loans made by it, NationsBank shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. NationsBank and its Affiliates may lend money to, accept deposits from and generally engage in any kind of banking, trust or other business with the Borrowers, any Affiliate of any Borrower, or any other Person as if NationsBank were not acting as the Agent pursuant hereto.

    SECTION 8.7    SUCCESSOR AGENT.

              8.7.1 RESIGNATION. The Agent may resign from the performance of all its functions and duties hereunder at any time by giving at least thirty
(30) Business Days' prior written notice to the Borrowers and the Lenders. Such resignation shall take effect upon the acceptance by a successor to the Agent of appointment pursuant to Section 8.7.2 below or as otherwise provided below.

              8.7.2 APPOINTMENT OF SUCCESSOR. Upon any such notice of resignation pursuant to Section 8.7.1 above, the Requisite Lenders shall appoint a successor to the Agent. If a successor to the Agent shall not have been so appointed within said thirty (30) Business Day period, the Agent retiring, upon notice to the Borrowers, shall then appoint a successor to the Agent who shall serve as the Agent until such time, as Requisite Lenders appoint a successor to the Agent as provided above.

              8.7.3 SUCCESSOR AGENT. Upon the acceptance of any appointment as the Agent under the Financing Documents by a successor to the Agent, such successor to the Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the Agent retiring, and the Agent retiring shall be discharged from its duties and obligations under the Financing Documents. After any Agent's resignation as the Agent under the Financing Documents, the provisions of this Article 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under the Financing Documents.

    SECTION 8.8    COLLATERAL MATTERS.

              8.8.1 RELEASE OF COLLATERAL. The Lenders hereby irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any property covered by this Agreement or the Financing Documents:

                   (i) upon termination of the Commitments and payment and satisfaction of all Obligations;

                   (ii) constituting property being sold or disposed of if the Borrowers certify to the Agent that the sale or disposition is made in compliance with the provisions of this Agreement (and the Agent may rely in good faith conclusively on any such certificate, without further inquiry);

                 (iii) constituting property leased to the Borrowers under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by the Borrowers to be, renewed or extended; or

                   (iv) constituting property covered by Permitted Liens with lien priority superior to those Liens in favor or for the benefit of the Lenders.

    In addition during any fiscal year of the Borrower the Agent may release Inventory having a book value of not more than $2,000,000 upon sale outside of the ordinary course of business provided the proceeds of such sale or sales are applied to the Obligations.

              8.8.2     CONFIRMATION OF AUTHORITY, EXECUTION OF RELEASES.

    Without in any manner limiting the Agent's authority to act without any specific or further authorization or consent by the Lenders as set forth in
Section 8.8.1, each Lender agrees to confirm in writing, upon request by the Borrowers, the authority to release any property covered by this Agreement or the Financing Documents conferred upon the Agent under Section 8.8.1. So long as no Event of Default is then continuing, upon receipt by the Agent of confirmation from the requisite percentage of the Lenders, of its authority to release any particular item or types of property covered by this Agreement or the Financing Documents, and upon at least five (5) Business Days prior written request by the Borrowers, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Agent for the benefit of the Lenders herein or pursuant hereto upon such Collateral; PROVIDED, HOWEVER, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of any Person, in respect of), all interests retained by any Person, including, without limitation, the proceeds of any sale, all of which shall continue to constitute part of the property covered by this Agreement or the Financing Documents.

              8.8.3 ABSENCE OF DUTY. The Agent shall have no obligation whatsoever to any Lender, the Borrowers or any other Person to assure that the property covered by this Agreement or the Financing Documents exists or is owned by the Borrowers or is cared for, protected or insured or has been encumbered or that the Liens granted to the Agent on behalf of the Lenders herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent in this Section 8.8.3 or in any of the Financing Documents, it being understood and agreed that in respect of the property covered by this Agreement or the Financing Documents or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its discretion, given the Agent's own interest in property covered by this Agreement or the Financing Documents as one of the Lenders and that the Agent shall have no duty or liability whatsoever to any of the other Lenders.

    SECTION 8.9 AGENCY FOR PERFECTION. Each Lender hereby appoints each other Lender as agent for the purpose of perfecting the Lenders' security interest in Collateral which, in accordance with Article 9 of the Uniform Commercial Code in any applicable jurisdiction or otherwise, can be perfected only by possession. Should any Lender (other than the Agent) obtain possession of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent's request therefor, shall deliver such Collateral to the Agent or in accordance with the Agent's instructions.

    SECTION 8.10 EXERCISE OF REMEDIES. Each Lender agrees that it will not have any right individually to enforce or seek to enforce this Agreement or any Financing Document or to realize upon any collateral security for the Loans, it being understood and agreed that such rights and remedies may be exercised only by or through the Agent.

    SECTION 8.11   CONSENTS.

                   (a) In the event the Agent requests the consent of a Lender and does not receive a written denial thereof, or a written notice from a Lender that due course consideration of the request requires additional time, in each case, within ten (10) Business Days after such Lender's receipt of such request, then such Lender will be deemed to have given such consent.

                   (b) In the event the Agent requests the consent of a Lender and such consent is denied, then NationsBank may, at its option, require such Lender to assign its interest in the Loans to NationsBank for a price equal to the then outstanding principal amount thereof PLUS accrued and unpaid interest, fees and costs and expenses due such Lender under the Financing Documents, which principal, interest, fees and costs and expenses will be paid on the date of such assignment. In the event that NationsBank elects to require any Lender to assign its interest to NationsBank, NationsBank will so notify such Lender in writing within thirty
(30) days following such Lender's denial, and such Lender will assign its interest to NationsBank no later than five (5) days following receipt of such notice.

    SECTION 8.12   CIRCUMSTANCES WHERE CONSENT OF ALL OF THE LENDERS IS
                   REQUIRED.

    Notwithstanding anything to the contrary contained herein, no amendment, modification, change or waiver shall be effective without the consent of all of the Lenders to:

                   (a) extend the maturity of the principal of, or interest on, any Note or of any of the other Obligations;

                   (b) reduce the principal amount of any Note or of any of the other Obligations or the rate of interest thereon, except as expressly permitted therein;

                   (c) change the date of payment of principal of, or interest on, any Note or of any of the other Obligations;

                   (d) change the method of calculation utilized in connection with the computation of interest and Fees;

                   (e) change the manner of pro rata application by the Agent of payments made by the Borrowers, or any other payments required hereunder or under the other Financing Documents;

                   (f) modify this Section, Section 8.8.1, Section 8.14 or the definition of "Requisite Lenders;"

                   (g) release any material portion of any Collateral or Financing Document (except to the extent provided herein or therein); or

                   (h)  change the definition of "Borrowing Base."

Additionally, no change may be made to the amount of a Lender's Commitment or to the Lender's percentage of all Commitments without the prior written consent of that Lender.

    SECTION 8.13 DISSEMINATION OF INFORMATION. The Agent will provide the Lenders with any information received by the Agent from the Borrowers which is required to be provided to the Agent or to the Lenders hereunder; PROVIDED, HOWEVER, that the Agent shall not be liable to any one or more the Lenders for any failure to do so, except to the extent that such failure is attributable to the Agent's gross negligence or willful misconduct.

    SECTION 8.14 DISCRETIONARY ADVANCES. The Agent may, in its sole discretion, make, for the account of the Lenders on a pro rata basis, advances under the Revolving Loan of up to 10% in excess of the Borrowing Base but not in excess of the limitation set forth in aggregate Revolving Credit Commitments for a period of not more than 30 consecutive days or, following an Event of Default, for such longer period as the Requisite Lenders may elect.

    SECTION 8.15 LIMITED CONTRIBUTION RIGHTS. Agent and Lenders agree not to take any security interest in the limited contribution rights subject to the negative pledge by Borrowers set forth in Section 6.2.10(a)(i) and further agree that the Trustee and the holders of the Indebtedness referred to in Section 6.2.5(b) are intended to be third party beneficiaries of the foregoing provisions of this Section 8.15 and of clause (a)(ii) of Section 6.2.10, and of the last sentence of Section 7.2.7.

                                      ARTICLE 9

                                    MISCELLANEOUS

    SECTION 9.1 NOTICES. All notices, requests and demands to or upon the parties to this Agreement shall be in writing and shall be deemed to have been given or made when delivered by hand on a Business Day, or two (2) days after the date when deposited in the mail, postage prepaid by registered or certified mail, return receipt requested, or when sent by overnight courier, on the Business Day next following the day on which the notice is delivered to such overnight courier, addressed as follows:

         Borrowers:     Box USA
                        115 Stevens Avenue
                        Valhalla, New York  10595-1252
                        Attention:  Mr. Timothy D. McMillin

                        with a copy to:
                        Harvey L. Friedman, Esquire
                        115 Stevens Avenue
                        Valhalla, New York  10595-1252

         Agent:         NationsBank Business Credit
                        100 South Charles Street
                        Mail Stop MD4-325-04-14
                        Baltimore, Maryland  21201
                        Attention:  Vickie L. Tillman
                        with a copy to:

                        Frederick W. Runge, Jr., Esquire
                        Miles & Stockbridge
                        10 Light Street
                        Baltimore, Maryland  21202

         Lenders: As set forth following their signatures to this Agreement

By written notice, each party to this Agreement may change the address to which notice is given to that party, provided that such changed notice shall include a street address to which notices may be delivered by overnight courier in the ordinary course on any Business Day.

    SECTION 9.2 AMENDMENTS; WAIVERS. This Agreement and the other Financing Documents may not be amended, modified, or changed in any respect except by an agreement in writing signed by the Requisite Lenders, and the Borrowers, and to the extent provided in Section 8.12, by an agreement in writing signed by all of the Lenders and the Borrowers. No waiver of any provision of this Agreement or of any of the other Financing Documents, nor consent to any departure by the Borrowers therefrom, shall in any event be effective unless the same shall be in writing. No course of dealing between the Borrowers and the Agent and/or any of the Lenders and no act or failure to act from time to time on the part of the Agent and/or any of the Lenders shall constitute a waiver, amendment or modification of any provision of this Agreement or any of the other Financing Documents or any right or remedy under this Agreement, under any of the other Financing Documents or under applicable Laws.

    Without implying any limitation on the foregoing, and subject to the provisions of Section 8.12:

                   (a) Any waiver or consent shall be effective only in the specific instance, for the terms and purpose for which given, subject to such conditions as the Requisite Lenders, or all Lenders, if applicable, may specify in any such instrument.

                   (b) No waiver of any Default or Event of Default shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereto.

                   (c) No notice to or demand on the Borrowers in any case shall entitle the Borrowers to any other or further notice or demand in the same, similar or other circumstance.

                   (d) No failure or delay by the Agent or the Lenders to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or of any of the other Financing Documents, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver, amendment or modification of any such term, condition, covenant or agreement or of any such breach or preclude the Agent or the Lenders from exercising any such right, power or remedy at any time or times.

                   (e) By accepting payment after the due date of any amount payable under this Agreement or under any of the other Financing Documents, the Agent shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or under any of the other Financing Documents, or to declare a default for failure to effect such prompt payment of any such other amount.

    SECTION 9.3 CUMULATIVE REMEDIES. The rights, powers and remedies provided in this Agreement and in the other Financing Documents are cumulative, may be exercised concurrently or separately, may be exercised from time to time and in such order as the Agent shall determine, subject to the provisions of this Agreement, and are in addition to, and not exclusive of, rights, powers and remedies provided by existing or future applicable Laws. In order to entitle the Agent to exercise any remedy reserved to it in this Agreement, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Agreement. Without limiting the generality of the foregoing and subject to the terms of this Agreement, the Agent may:

                   (a) proceed against any one or more of the Borrowers with or without proceeding against any other Person (including, without limitation, any guarantor, surety or indemnitor) who may be liable (by endorsement, guaranty, indemnity or otherwise) for all or any part of the Obligations;

                   (b) proceed against any one or more of the Borrowers with or without proceeding under any of the other Financing Documents or against any Collateral or other collateral and security for all or any part of the Obligations;

                   (c) without reducing or impairing the obligation of the Borrowers and without notice, release or compromise with any guarantor or other Person liable for all or any part of the Obligations under the Financing Documents or otherwise;

                   (d) without reducing or impairing the obligations of the Borrowers and without notice thereof: (i) fail to perfect the Lien in any or all Collateral or to release any or all the Collateral or to accept substitute Collateral,(ii) approve the making of advances under the Revolving Loan under this
Agreement,(iii) waive any provision of this Agreement or the other Financing Documents,(iv) exercise or fail to exercise rights of set-off or other rights, or (v) accept partial payments or extend from time to time the maturity of all or any part of the Obligations.

    SECTION 9.4 SEVERABILITY. In case one or more provisions, or part thereof, contained in this Agreement or in the other Financing Documents shall be invalid, illegal or unenforceable in any respect under any Law, then without need for any further agreement, notice or action:

                   (a) the validity, legality and enforceability of the remaining provisions shall remain effective and binding on the parties thereto and shall not be affected or impaired thereby;

                   (b) the obligation to be fulfilled shall be reduced to the limit of such validity;

                   (c) if such provision or part thereof pertains to repayment of the Obligations, then, at the sole and absolute discretion of the Requisite Lenders, all of the Obligations of the Borrowers to the Agent and the Lenders shall become immediately due and payable; and

                   (d) if the affected provision or part thereof does not pertain to repayment of the Obligations, but operates or would prospectively operate to invalidate this Agreement in whole or in part, then such provision or part thereof only shall be void, and the remainder of this Agreement shall remain operative and in full force and effect.

    SECTION 9.5 ASSIGNMENTS BY LENDERS. Any Lender may, with the prior written consent of the Agent (which consent shall not be unreasonably withheld), but without notice to or consent of the Borrowers, assign to any Person (each an "Assignee" and collectively, the "Assignees") all or a portion of such Lender's Commitments; provided that, after giving effect to such assignment, such Lender, unless it has assigned all of its Commitments, and its Assignee must continue to hold a Pro Rata Share of the Commitments at least equal to Five Million Dollars ($5,000,000). Any Lender which elects to make such an assignment shall pay to the Agent, for the exclusive benefit of the Agent, an administrative fee for processing each such assignment in the amount of Three Thousand Five Hundred Dollars ($3,500.00). Such Lender and its Assignee shall notify the Agent and the Borrowers in writing of the date on which the assignment is to be effective (the "Adjustment Date"). On or before the Adjustment Date, the assigning Lender, the Agent, the Borrowers and the respective Assignee shall execute and deliver a written assignment agreement in a form acceptable to the Agent, which shall constitute an amendment to this Agreement to the extent necessary to reflect such assignment. Upon the request of any assigning Lender following an assignment made in accordance with this Section 9.5, the Borrowers shall issue new Notes to the assigning Lender and its Assignee reflecting such assignment, in exchange for the existing Notes held by the assigning Lender.

    In addition, notwithstanding the foregoing, any Lender may at any time pledge all or any portion of such Lender's rights under this Agreement, any of the Commitments or any of the Obligations to a Federal Reserve Bank.

    SECTION 9.6 PARTICIPATIONS BY LENDERS. Any Lender may at any time sell to one or more financial institutions participating interests in any of such Lender's Obligations or Commitments; provided, however, that (a) no such participation shall relieve such Lender from its obligations under this Agreement or under any of the other Financing Documents to which it is a party,
(b) such Lender shall remain solely responsible for the performance of its obligations under this Agreement and under all of the other Financing Documents to which it is a party, (c) the terms of the participation agreement shall require the participant's consent only for those matters for which all Lenders' consent is required under Section 8.12, and (d) the Borrowers, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Financing Documents.

    SECTION 9.7 DISCLOSURE OF INFORMATION BY LENDERS. In connection with any sale, transfer, assignment or participation by any Lender in accordance with
Section 9.5 or 9.6 above, each Lender shall have the right to disclose to any actual or potential purchaser, assignee, transferee or participant all financial records, information, reports, financial statements and documents obtained in connection with this Agreement and/or any of the other Financing Documents or otherwise.

    SECTION 9.8 SUCCESSORS AND ASSIGNS. This Agreement and all other Financing Documents shall be binding upon and inure to the benefit of the Borrowers, the Agent and the Lenders and their respective successors and assigns, except that the Borrowers shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of the Agent and all of the Lenders.

    SECTION 9.9 CONTINUING AGREEMENTS. All covenants, agreements, representations and warranties made by the Borrowers in this Agreement, in any of the other Financing Documents, and in any certificate delivered pursuant hereto or thereto shall survive the making by the Lenders of the Loans and the execution and delivery of the Notes, shall be binding upon the Borrowers regardless of how long before or after the date hereof any of the Obligations were or are incurred, and shall continue in full force and effect so long as any of the Obligations are outstanding and unpaid. From time to time upon the Agent's request, and as a condition of the release of any one or more of the Security Documents, the Borrowers and other Persons obligated with respect to the Obligations shall provide the Agent with such acknowledgments and agreements as the Agent may require to the effect that there exists no defenses, rights of setoff or recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against the Agent, any or all of the Lenders, and/or any of its or their agents and others, or to the extent there are and the same relate to the Obligations, the Financing Documents or relationships with respect thereto, the same are waived and released.

    SECTION 9.10 ENFORCEMENT COSTS. The Borrowers agree to pay to the Agent on demand all Enforcement Costs, together with interest thereon from the date payment therefor is demanded by the Agent until paid in full at a per annum rate of interest equal at all times to the Post-Default Rate. Enforcement Costs shall be immediately due and payable at the time advanced or incurred, whichever is earlier. Without implying any limitation on the foregoing, the Borrowers agree, as part of the Enforcement Costs, to pay upon demand any and all stamp and other Taxes and fees payable or determined to be payable in connection with the execution and delivery of this Agreement and the other Financing Documents and to save the Agent and the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay any Taxes or fees referred to in this Section. The provisions of this Section shall survive the execution and delivery of this Agreement, the repayment of the other Obligations and shall survive the termination of this Agreement.

    SECTION 9.11   APPLICABLE LAW; JURISDICTION.

              9.11.1 As a material inducement to the Agent and the Lenders to enter into this Agreement, the Borrowers acknowledge and agree that the Financing Documents, including, this Agreement, shall be governed by the Laws of the State, as if each of the Financing Documents and this Agreement had each been executed, delivered, administered and performed solely within the State even though for the convenience and at the request of the Borrowers, one or more of the Financing Documents may be executed elsewhere. The Agent and the Lenders acknowledge, however, that remedies under certain of the Financing Documents which relate to property outside the State may be subject to the laws of the state in which the property is located.

              9.11.2 The Borrowers irrevocably submit to the jurisdiction of any state or federal court sitting in the State over any suit, action or proceeding arising out of or relating to this Agreement or any of the other Financing Documents. The Borrowers irrevocably waive, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon the Borrowers and may be enforced in any court in which the Borrowers are subject to jurisdiction, by a suit upon such judgment, PROVIDED that service of process is effected upon the Borrowers in one of the manners specified in this Section or as otherwise permitted by applicable Laws.

              9.11.3 The Borrowers hereby irrevocably designate and appoint Prentice-Hall Corporation, CSC Networks, 375 Hudson Street, 11th Floor, New York, New York 10014, as the Borrowers' authorized agent to receive on the Borrowers' behalf service of any and all process that may be served in any suit, action or proceeding of the nature referred to in this Section in any state or federal court sitting in the State. If such agent shall cease so to act, the Borrowers shall irrevocably designate and appoint without delay another such agent in the State satisfactory to the Agent and shall promptly deliver to the Agent evidence in writing of such other agent's acceptance of such appointment and its agreement that such appointment shall be irrevocable.

              9.11.4 The Borrowers hereby consent to process being served in any suit, action or proceeding of the nature referred to in this Section by (i) the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the Borrowers at the Borrowers' address designated in or pursuant to Section 9.1 hereof, and (ii) serving a copy thereof upon the agent, if any, designated and appointed by the Borrowers as the Borrower's agent for service of process by or pursuant to this Section. The Borrowers irrevocably agree that such service (i) shall be deemed in every respect effective service of process upon the Borrowers in any such suit, action or proceeding, and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon the Borrowers. Nothing in this Section shall affect the right of the Agent to serve process in any manner otherwise permitted by law or limit the right of the Agent otherwise to bring proceedings against the Borrowers in the courts of any jurisdiction or jurisdictions.

    SECTION 9.12 DUPLICATE ORIGINALS AND COUNTERPARTS. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument.

    SECTION 9.13 HEADINGS. The headings in this Agreement are included herein for convenience only, shall not constitute a part of this Agreement for any other purpose, and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

    SECTION 9.14 NO AGENCY. Nothing herein contained shall be construed to constitute the Borrowers as the agent of the Agent or any of the Lenders for any purpose whatsoever or to permit the Borrowers to pledge any of the credit of the Agent or any of the Lenders. Neither the Agent nor any of the Lenders shall be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof. Neither the Agent nor any of the Lenders shall, by anything herein or in any of the Financing Documents or otherwise, assume any of the Borrowers' obligations under any contract or agreement assigned to the Agent and/or the Lenders, and neither the Agent nor any of the Lenders shall be responsible in any way for the performance by the Borrowers of any of the terms and conditions thereof.

    SECTION 9.15 DATE OF PAYMENT. Should the principal of or interest on the Notes become due and payable on other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and in the case of principal, interest shall be payable thereon at the rate per annum specified in the Notes during such extension.

    SECTION 9.16 ENTIRE AGREEMENT. THIS AGREEMENT IS INTENDED BY THE AGENT, THE LENDERS AND THE BORROWERS TO BE A COMPLETE, EXCLUSIVE AND FINAL EXPRESSION OF THE AGREEMENTS CONTAINED HEREIN. NEITHER THE AGENT, THE LENDERS NOR THE BORROWERS SHALL HEREAFTER HAVE ANY RIGHTS UNDER ANY PRIOR AGREEMENTS PERTAINING TO THE MATTERS ADDRESSED BY THIS AGREEMENT BUT SHALL LOOK SOLELY TO THIS AGREEMENT FOR DEFINITION AND DETERMINATION OF ALL OF THEIR RESPECTIVE RIGHTS, LIABILITIES AND RESPONSIBILITIES UNDER THIS AGREEMENT.

    SECTION 9.17 WAIVER OF TRIAL BY JURY. THE BORROWERS, THE AGENT AND THE LENDERS HEREBY JOINTLY AND SEVERALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BORROWER AND THE AGENT AND/OR ANY OR ALL OF THE LENDERS MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS AGREEMENT,
(B) ANY OF THE FINANCING DOCUMENTS, OR (C) THE COLLATERAL. THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT.

         This waiver is knowingly, willingly and voluntarily made by the Borrowers, the Agent and the Lenders, and the Borrowers, the Agent and the Lenders hereby represent that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Borrowers, the Agent and the Lenders further represent that they have been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of their own free will, and that they have had the opportunity to discuss this waiver with counsel.

    SECTION 9.18 LIABILITY OF THE AGENT AND THE LENDERS. The Borrowers hereby agree that neither the Agent nor any of the Lenders shall be chargeable for any negligence, mistake, act or omission of any accountant, examiner, agency or attorney employed by the Agent and/or any of the Lenders in making examinations, investigations or collections, or otherwise in perfecting, maintaining, protecting or realizing upon any lien or security interest or any other interest in the Collateral or other security for the Obligations.

         By inspecting the Collateral or any other properties of the Borrowers or by accepting or approving anything required to be observed, performed or fulfilled by the Borrowers or to be given to the Agent and/or any of the Lenders pursuant to this Agreement or any of the other Financing Documents, neither the Agent nor any of the Lenders shall be deemed to have warranted or represented the condition, sufficiency, legality, effectiveness or legal effect of the same, and such acceptance or approval shall not constitute any warranty or representation with respect thereto by the Agent and/or the Lenders.




                        SIGNATURES BEGIN ON THE FOLLOWING PAGE

     IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Agreement under their respective seals as of the day and year first written above.

WITNESS OR ATTEST:           FOUR M CORPORATION



/s/ HARVEY L. FRIEDMAN    By: /s/ TIMOTHY D. MCMILLIN (Seal)
- ----------------------        ------------------------------
                                  Timothy D. McMillin
                                  Senior Vice President

WITNESS OR ATTEST:        BOX USA GROUP, INC.



/s/ HARVEY L. FRIEDMAN    By: /s/ TIMOTHY D. MCMILLIN (Seal)
- ----------------------        ------------------------------
                                  Timothy D. McMillin
                                  Senior Vice President

WITNESS OR ATTEST:        FOUR M PAPER CORPORATION




/s/ HARVEY L. FRIEDMAN    By: /s/ TIMOTHY D. MCMILLIN (Seal)
- ----------------------        ------------------------------
                                  Timothy D. McMillin
                                  Senior Vice President

WITNESS OR ATTEST:        FOUR M MANUFACTURING GROUP OF GEORGIA, INC.


/s/ HARVEY L. FRIEDMAN    By: /s/ TIMOTHY D. MCMILLIN (Seal)
- ----------------------        ------------------------------
                                  Timothy D. McMillin
                                  Senior Vice President


WITNESS OR ATTEST:        PAGE PACKAGING CORPORATION



/s/ HARVEY L. FRIEDMAN    By: /s/ TIMOTHY D. MCMILLIN (Seal)
- ----------------------        ------------------------------
                                  Timothy D. McMillin
                                  Senior Vice President

WITNESS:                  NATIONSBANK, N.A.
                          in its capacity as Agent



/s/ MARY BARNES           By: /s/ DANIEL J. KARIS (Seal)
- ---------------               --------------------------
                              Name:  Daniel J. Karis
                              Title: Vice President

WITNESS:                  NATIONSBANK, N.A.
                          in its capacity as a Lender



/s/ MARY BARNES           By: /s/ DANIEL J. KARIS (Seal)
- ---------------               --------------------------
                              Name:  Daniel J. Karis
                              Title: Vice President

                          Revolving Loan Commitment Amount: $20,000,000

                          Notice Address:

                          100 South Charles Street
                          Mail Stop MD4-325-04-14
                          Baltimore, Maryland  21201
                          Attention:  Vickie L. Tillman

WITNESS:                  IBJ SCHRODER BANK & TRUST COMPANY



/s/ WING LOUIS            By: /s/ THOMAS M. BAYER (Seal)
- --------------                --------------------------
                              Name:  Thomas M. Bayer
                              Title: Vice President

                          Revolving Loan Commitment Amount: $15,000,000

                          Notice Address:
                          One State Street
                          New York, New York  10004

WITNESS:                     SANWA BUSINESS CREDIT CORPORATION

                             By: /s/ ROBERT J. PRICE (Seal)
- ------------------------         --------------------------
                                 Name:  Robert J. Price
                                 Title: First Vice President

                             Revolving Loan Commitment Amount: $15,000,000

                             Notice Address:
                             One South Wacker Drive
                             Chicago, Illinois  60606

WITNESS:                     THE BANK OF NEW YORK COMMERCIAL CORPORATION



                             By: /s/ RYAN PERK (Seal)
- -------------------------        --------------------
                                 Name:  Ryan Perk
                                 Title: Vice President

                             Revolving Loan Commitment Amount: $15,000,000

                             Notice Address:
                             1290 Sixth Avenue
                             3rd Floor
                             New York, New York  10104
                             Attn:  Ryan Peak

WITNESS:                     FLEET CAPITAL CORPORATION


                             By: /s/ HOWARD HANDMAN (Seal)
- -------------------------        -------------------------
                                 Name:  Howard Handman
                                 Title: Vice President

                             Revolving Loan Commitment Amount: $15,000,000

                             Notice Address:
                             200 Glastonbury Boulevard
                             Suite 200
                             Glastonbury, Connecticut 06033